                                                                      EXHIBIT 10


                              ASSET SALE AGREEMENT


         THIS AGREEMENT made as of August 15, 2002,

AMONG:

         VERITAS DGC INC., a body corporate incorporated under the laws of Delaware ("Veritas DGC")

                                      -and-

         HAMPSON-RUSSELL LIMITED PARTNERSHIP, a limited partnership formed under the laws of Alberta, by its general partner HAMPSON-RUSSELL GP INC., a body corporate incorporated under the laws of Alberta (the "Canadian Purchaser")

                                      -and-

         VERITAS GEOPHYSICAL CORPORATION, a body corporate incorporated under the laws of Delaware (the "US Purchaser")

                                      -and-

         VERITAS DGC LTD., a body corporate incorporated under the laws of England and Wales (the "UK Purchaser")

                                      -and-

         VERITAS DGC AUSTRALIA PTY LIMITED, a body corporate incorporated under the laws of Australia (the "Australian Purchaser")

                                      -and-

         HAMPSON-RUSSELL SOFTWARE SERVICES LTD., a body corporate incorporated under the laws of Alberta (the "Canadian Vendor")

                                      -and-

         HAMPSON-RUSSELL SOFTWARE SERVICES (U.S.) INC., a body corporate incorporated under the laws of Texas (the "US Vendor")

                                      -and-

         HAMPSON-RUSSELL SOFTWARE SERVICES LTD., a body corporate incorporated under the laws of England and Wales (the "UK Vendor")

                                      -and-

         HAMPSON-RUSSELL SOFTWARE SERVICES PTY LTD., a body corporate incorporated under the laws of Australia (the "Australian Vendor")

                                      -and-

         HAMPSON INVESTMENTS LTD., a body corporate incorporated under the laws of Alberta ("HI")

                                      -and-

         RUSSELL SEISMIC TRAINING LTD., a body corporate incorporated under the laws of Alberta ("RST")

                                      -and-

         DANIEL HAMPSON, an individual resident in Calgary, Alberta ("DH")

                                      -and-

         BRIAN RUSSELL, an individual resident in Calgary, Alberta ("BR")

                                      -and-

         VADA INDUSTRIES LTD., a body corporate incorporated under the laws of Alberta ("Vada")

         WHEREAS the Vendors own the Purchased Assets which they use in their conduct of the Business;

         AND WHEREAS the Vendors desire to sell the Purchased Assets to the Purchasers and the Purchasers desire to purchase the Purchased Assets from the Vendors all in accordance with the terms and provisions of this Agreement;

         AND WHEREAS the Shareholders are all of the shareholders of the Canadian Vendor and have agreed to guarantee the obligations of the Vendors as contemplated in this Agreement;

         AND WHEREAS DH is the majority shareholder of HI and has agreed to guarantee the obligations of HI as contemplated in this Agreement;

         AND WHEREAS BR is the majority shareholder of RST and has agreed to guarantee the obligations of RST as contemplated in this Agreement;

         NOW THEREFORE THIS AGREEMENT WITNESSETH THAT, in consideration of the premises and of the representations, warranties, covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                 INTERPRETATION

1.1      DEFINITIONS

         Unless the context otherwise requires, the following terms and expressions shall have the meanings set forth below whenever used in this Agreement including recitals and Schedules hereto:

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with the first Person. For the purposes of this Agreement, "CONTROL," when used with respect to any Person, means the possession, directly or indirectly, of the power to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or comparable positions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing;

         "AGREEMENT" means this asset sale agreement and all Schedules and instruments in amendment or confirmation of it, the expressions "HEREIN", "HEREOF", "HERETO", and similar expressions if used in any Article or Section of this Agreement mean and refer to this Agreement including the Schedules hereto and do not refer solely to a particular Article or Section unless specifically stated herein and the expressions "ARTICLE", "SECTION" and "SCHEDULE" followed by a number or letter mean and refer to the specified Article or Section of, or Schedule to, this Agreement;

         "ASSUMED CONTRACTS" has the meaning set out in Section 2.6(a);

         "ASSUMED LIABILITIES" has the meaning set out in Section 2.6(a);

         "AUSTRALIAN BUSINESS" means the entire business carried on by the Australian Vendor as at the Closing Date including, without limitation, software marketing, support and training and all matters related or ancillary thereto;

         "BASE YEAR" has the meaning set out in Section 2.4(c)(i);

         "BUSINESS" means, collectively, the Canadian Business, the US Business, the UK Business and the Australian Business;

         "BUSINESS DAY" means any day of the year, other than Saturday, Sunday or any day on which banks in Calgary, Alberta or Houston, Texas are not open for business;

         "BUSINESS FINANCIAL STATEMENTS" means those consolidated financial statements of the Canadian Vendor attached as Schedule G;

         "CANADIAN BUSINESS" means the entire business carried on by the Canadian Vendor as at the Closing Date including, without limitation, software development, marketing, support and training and all matters related or ancillary thereto;

         "CLAIM" has the meaning set out in Section 8.3;

         "CLOSING" means the completion of the transaction of purchase and sale contemplated in this Agreement;

         "CLOSING DATE" means August 19, 2002, or such other date as the parties may agree;

         "CLOSING TRADING PRICE" has the meaning set out in Section 2.4(b);

         "COMMISSION" has the meaning set out in Section 5.10(a);

         "CONFIDENTIALITY AGREEMENT" means the confidentiality and non-disclosure agreement dated May 7, 2002 between Veritas DGC and the Canadian Vendor;

         "CONTRACT LIST" has the meaning set out in the definition of Contracts;

         "CONTRACTS" means all agreements, indentures, commitments, contracts, leases, deeds of trust, licences, options, instruments or other commitments (including, without limitation, Software Contracts) whether written or oral, binding upon the Vendors in connection with the Business (other than Equipment Contracts) a list of which will be provided to the Vendors at Closing (the "Contract List");

         "CORPORATE VENDOR OBLIGATIONS" has the meaning set out in Section 9.18;

         "CUSTOMER AND SUPPLIERS LIST" means a list of certain information about the Vendors' customers and suppliers to be provided by the Vendors to the Purchasers at Closing;

         "DEFERRED REVENUE" means, as at the Effective Date, all amounts relating to Software leases and maintenance which would be reflected in the Canadian Vendor's consolidated balance sheet as "deferred revenue" at such date;

         "DEFERRED REVENUE PREPARATION DATE" has the meaning set out in Section 2.5(a);

         "DEFERRED REVENUE STATEMENT" has the meaning set out in Section 2.5(a);

         "DIRECT CLAIM" has the meaning set out in Section 8.3;

         "DOCUMENTATION" means all documentation for or related to the Software, including but not limited to all documentation intended for use by the end-user of an executable copy of the Software, all technical documentation, system designs and specifications, flow charts, record and file layouts, memoranda, correspondence and other such documentation containing or relating to the design, structure or coding or testing of, or algorithms or routines used in, or errors discovered or corrected in, the Software and any other type of information or material (in whatever form, whether human or machine readable, and in whatever media, existing) relating to the Software that was prepared by or for any of the Vendors;

         "EFFECTIVE DATE" means August 1, 2002;

         "EMPLOYEE PLANS" has the meaning set out in Section 4.1(w);

         "EMPLOYEES" has the meaning set out in Section 4.1(y);

         "EMPLOYMENT AGREEMENTS" means the employment agreements to be entered into by the Canadian Purchaser and DH and BR, respectively, on the Closing Date;

         "ENCUMBRANCE" means any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement, security interest of any nature, adverse claim, exception, reservation, easement, right of occupation, any matter capable of registration against title, option, right of pre-emption, privilege or other preferential arrangement having a similar effect or any contract to create any of the foregoing other than normal course non-material security filings related to Equipment Contracts;

         "ENVIRONMENTAL LAWS" has the meaning set out in Section 4.1(s)(i);

         "EQUIPMENT CONTRACTS" means all motor vehicle leases, equipment leases, conditional sales contracts, title retention agreements and other agreements binding upon the Vendors relating to assets used by the Vendors in connection with the Business which are listed in the Contract List;

         "EXCEPTION LETTER" has the meaning set out in Section 4.1(g)(ii);

         "EXCLUDED ASSETS" means those assets listed in Schedule B;

         "EXCLUDED EMPLOYEES" has the meaning set out in Section 5.1(a);

         "EXCLUDED LIABILITIES" has the meaning set out in Section 2.6;

         "GAAP" means Canadian generally accepted accounting principles, consistently applied;

         "GST" means all taxes payable under Part IX of the Excise Tax Act (Canada) or any provincial legislation similar to the Excise Tax Act (Canada), or any successor provisions respectively thereto which are of similar or like effect;

         "HAZARDOUS SUBSTANCES" means any pollutants, contaminants, chemicals or industrial toxic or hazardous wastes or substances;

         "INDEMNIFIED PARTY" has the meaning set out in Section 8.3;

         "INDEMNIFYING PARTY" has the meaning set out in Section 8.3;

         "INITIAL PAYMENT" has the meaning set out in Section 8.8(a);

         "INTELLECTUAL PROPERTY" means all right, title or interest of any of the Vendors in and to all intellectual property in respect of the Business including, without limitation, all right, title and interest in and to all intellectual property of the Vendors necessary to carry on the Business as currently being carried out by the Vendors as at the date hereof and as of Closing including but not limited in and to:

         (i) any and all inventions, improvements or discoveries, whether or not reduced to practice and whether or not patentable or made the subject of a pending patent application or applications;

         (ii) national and multinational statutory invention registrations, patents, patent registrations and patent applications (including, without limitation, all reissues, divisions, continuations, continuations in part, extensions and reexaminations) and all rights therein provided by applicable international treaties or conventions and all improvements to the inventions disclosed in each such registration, patent or application;

         (iii) trademarks, service marks, trade dress, get-up, logos, brand names, trade names and corporate names (to the extent permissible by applicable law and regulatory practice), whether or not registered, including, without limitation, all marks registered in the trademark offices or authorities of all nations throughout the world, and all rights therein provided by international treaties and conventions, including without limitation, the tradenames and trademarks set out in Schedule D;

         (iv) copyrights (registered or otherwise) and registrations and applications for registration thereof, and all rights therein provided by international treaties or conventions including without limitation those which relate to computer software (including, without limitation, the Software), source codes, web pages, internet addresses, data, databases, files and documentation;

         (v) trade secrets and confidential or proprietary technical and business information (including, without limitation, formulas, compositions, inventions and conceptions of inventions, whether patentable or unpatentable and whether or not reduced to practice);

         (vi) all rights to obtain and rights to apply for patents, and to register trademarks and copyrights or other intellectual property rights;

         (vii) any and all registrations or applications for registration of intellectual property with any governmental authority;

         (viii) any and all rights and benefits under any Software Contracts and under any intellectual property or software license or lease arrangements or agreements with any third parties whether express, implied or by reason of conduct or nature of trade;

         (ix) any and all rights or interests derived in respect of waivers by third parties of moral rights, whether express or implied or by reason of conduct or nature of trade;

         (x) any and all rights, whether arising at law, in equity or by course of conduct or under any agreement, under which any of the Vendors may make any claim to any right, title or interest in any intellectual property or other proprietary right of any third party;

         (xi) any and all rights to obtain injunctive relief for present and past infringement of any intellectual property;

         (xii) any and all rights to any Encumbrances in or to or relating to any intellectual property of any third party;

         (xiii) any and all goodwill or reputation arising in or relating to the Intellectual Property or the Business;

         (xiv)    customer lists and supplier lists; and

         (xv) any and all other intellectual property owned and used by the Vendors in connection with the Business, including industrial designs and integrated circuit topographies;

          and shall include, but not be limited to, any and all intellectual property and any and all other proprietary right, title or interest of any of the Vendors that may exist or arise in the items set out in Schedule A;

         "INTERIM PERIOD" means the period or time between the close of business on the date hereof and the Time of Closing;

         "LEASED PREMISES" means the premises leased by the Vendors, used in their operation of the Business and legally described in Schedule H;

         "LICENCES" has the meaning set out in Section 4.1(j);

         "MAXIMUM CLAIMS AMOUNT" has the meaning set out in Section 8.12;

         "NUMBER OF SHARES" has the meaning set out in Section 8.13;

         "PERSON" means an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization or governmental authority;

         "PURCHASE PRICE" has the meaning set out in Section 2.2;

         "PURCHASED ASSETS" has the meaning set out in Section 2.1;

         "PURCHASERS" means, collectively, the US Purchaser, the Canadian Purchaser, the UK Purchaser and the Australian Purchaser;

         "PURCHASERS' INDEMNIFIED PARTIES" has the meaning set out in Section
         8.1;

         "PURCHASERS' SOLICITORS" means Bennett Jones LLP, Barristers and Solicitors;

         "REGISTRATION EXPENSES" has the meaning set out in Section 5.10(f)(v);

         "REGISTRATION STATEMENT" has the meaning set out in Section 5.10(a);

         "RIGHTS" has the meaning set out in the Rights Transfer Agreement;

          "RIGHTS TRANSFER AGREEMENT" means that Rights Transfer Agreement dated the date hereof between Veritas DGC and Veritas Energy Services Inc.;

         "SECURITIES ACT" has the meaning set out in Section 5.10(a);

         "SELLING EXPENSES" has the meaning set out in Section 5.10(f)(v);

         "SHAREHOLDERS" means HI, RST and Vada;

         "SHARE PROCEEDS" has the meaning set out in Section 8.14;

         "SHARES" has the meaning set out in Section 2.4(b);

         "SOFTWARE" means all the software, source code, configuration files and related Documentation and materials developed by or for the Vendors and used as of the date hereof and as of Closing in connection with the Business (other than off-the-shelf software and other than software licensed or leased by the Vendors as disclosed in the Contract List but for the purposes of this definition the rights granted to the Vendors to such licensed or leased software shall be included in this definition) including, but not limited to the software listed in Schedule M;

         "SOFTWARE CONTRACTS" means all Contracts (including, but not limited to, all escrow, licence, lease, support, service, maintenance, dealer, marketing, distributor, agent, supplier and manufacturer agreements), whether oral or written, between one or more of the Vendors and any third party which relate to the Software or the Documentation, a list of same being included in the Contract List;

         "SUBJECT SALES" has the meaning set out in Section 2.4(c)(i);

         "SUPPLEMENTAL PAYMENT" has the meaning set out in Section 8.8(a);

         "TAX ACT" means the Income Tax Act (Canada) and all the amendments thereto;

         "THIRD PARTY" has the meaning set out in Section 8.5(b)(ii);

         "THIRD PARTY CLAIM" has the meaning set out in Section 8.3;

         "TIME OF CLOSING" means 10:00 a.m. (Calgary time) on the Closing Date or such other time on the Closing Date as the parties may agree;

         "TRANSFER REGULATIONS" has the meaning set out in Section 5.1(e);

         "TRANSITION PERIOD" has the meaning set out in Section 2.4(c)(i);

         "UK" means the United Kingdom of Great Britain and Northern Ireland;

         "UK BUSINESS" means the entire business carried on by the UK Vendor as at the Closing Date including, without limitation, software marketing, support and training and all matters related or ancillary thereto;

         "UK EMPLOYEES" means the employees identified at Schedule I under the heading "London";

         "US BUSINESS" means the entire business carried on by the US Vendor as at the Closing Date including, without limitation, software marketing, support and training and all matters related or ancillary thereto;

         "VAT" means value added tax as provided for in the VAT Act (and legislation supplemental thereto) and includes any other tax from time to time replacing it;

         "VAT ACT" means the United Kingdom Value Added Tax Act 1994;

         "VENDORS" means, collectively, the Canadian Vendor, the US Vendor, the UK Vendor and the Australian Vendor;

         "VENDORS' TAXES" has the meaning set out in Section 8.12(a);

         "VENDORS' INDEMNIFIED PARTIES" has the meaning set out in Section 8.2;

         "VENDORS' SOLICITORS" means Fraser Milner Casgrain LLP, Barristers and Solicitors; and

         "VERITAS COMMON STOCK" means the shares of common stock of Veritas DGC, with a par value of $0.01 per share.

1.2      SCHEDULES

         The following Schedules are expressly incorporated into and form part of this Agreement:

         Schedule A                       -                    Purchased Assets;
         Schedule B                       -                    Excluded Assets;
         Schedule C                       -                    Additional Assumed Liabilities;
         Schedule D                       -                    Intellectual Property;
         Schedule E                       -                    Material Business Licences;
         Schedule F                       -                    Consents and Approvals;
         Schedule G                       -                    Business Financial Statements;
         Schedule H                       -                    Leased Premises;
         Schedule I                       -                    Employees;
         Schedule J                       -                    Form of Vendors' Solicitors' Opinion;
         Schedule K                       -                    Excluded Employees;
         Schedule L                       -                    Form of Joint Notice of Termination and Offer of
                                                               Employment;
         Schedule M                       -                    Software; and
         Schedule N                       -                    Form of Purchasers' Solicitors' Opinion.

                                   ARTICLE II
                                PURCHASE AND SALE

2.1      PURCHASE AND SALE OF ASSETS

         Subject to the terms and conditions set forth in this Agreement and with effect from and as of the Effective Date, the Vendors hereby agree to sell, assign, transfer, convey and deliver to the Purchasers, and the Purchasers hereby agree to purchase from the Vendors, free and clear of any and all Encumbrances whatsoever on the Closing Date, all of the undertaking of the Business and all of the assets, properties, rights and interests owned, claimed, used or held by the Vendors in connection with the Business to the extent existing as of the Closing Date, other than the Excluded Assets, (all of such assets, properties, rights and interests being hereinafter collectively referred to as the "Purchased Assets") including, without limitation, all right, title and interest of the Vendors in the following, certain of which are described in Schedule A:

         (a)      the Software;

         (b) all personal property, together with the fixtures, furnishings, furniture, equipment, motor vehicles, tools, supplies, spare parts, computers, printers, third party off-the-shelf software licensed to the Vendors, and all other tangible personal property owned, licensed or leased by the Vendors, wherever located, or acquired or used by the Vendors;

         (c) all inventory, wherever located, including related stores and supplies of the Vendors;

         (d)      all Contracts;

         (e) all Intellectual Property of the Vendors including, without limitation, the tradenames and trademarks described in Schedule D;

         (f) all business licenses, permits, registrations, and authorizations of the Vendors;

         (g) all books and records of the Vendors relating to the Purchased Assets and the Assumed Liabilities, including all customer and supplier files and lists, sales information, equipment maintenance and warranty information, operating manuals, all correspondence with any customers, suppliers, Employees or governmental authorities, all personnel records related to the Employees (other than Excluded Employees), and any other reports, promotional materials, marketing studies, plans and documents prepared by or on behalf of the Vendors, including data stored electronically;

         (h) all prepaid claims, prepaid expense items and deferred charges, credits, advance payments, security and other deposits made by the Vendors to any other Person relating to the Purchased Assets or the conduct of the Business, in each case other than to the extent relating to the Excluded Liabilities or Excluded Assets;

         (i) all third-party assignable indemnities where one or more of the Vendors is an indemnified party and the proceeds afforded thereby, in each case other than to the extent relating to the Excluded Liabilities or Excluded Assets;

         (j) all assignable rights of the Vendors to manufacturers' warranties and indemnities with respect to the Purchased Assets;

         (k) the right to use the names set forth in Schedule A, and all variants thereof to the extent permissible by applicable law and regulatory practice;

         (l)      the goodwill of the Vendors in the Business;

         (m) all telephone and facsimile numbers (together with all other similar numbers), electronic mail addresses, web sites and domain names of the Vendors (to the extent permissible by the applicable domain name registries);

         (n) to the extent permissible by applicable law, all rights of the Vendors pertaining to any causes of action, lawsuits, judgments, claims, demands, counterclaims, set-offs or defenses the Vendors may have with respect to the Assumed Liabilities or any of the Purchased Assets, except to the extent relating to the Excluded Liabilities or Excluded Assets; and

         (o) except for the Excluded Assets, all other assets, properties and rights of every kind and nature of the Vendors or in which the Vendors have an interest (but only to the extent of such interest) at the Time of Closing, known or unknown, fixed or unfixed, accrued, absolute, contingent or otherwise, whether or not specifically referred to in this Agreement, that, in each case, relate to the Business.

2.2      PURCHASE PRICE

         The aggregate purchase price (the "Purchase Price") payable by the Purchasers to the Vendors for the Purchased Assets shall be, subject to adjustments as herein stated, $25,000,000.

2.3      PURCHASED ASSETS/PURCHASE PRICE

         It is acknowledged and agreed by the parties hereto that the specific Purchased Assets being sold hereunder by each of the Vendors, the specific Purchased Assets being purchased hereunder by each of the Purchasers and the related aggregate purchase price to be paid by each Purchaser are as follows:

                                                                                               RELATED AGGREGATE
VENDOR                     PURCHASER               SPECIFIC PURCHASED ASSETS                     PURCHASE PRICE
------                     ---------               -------------------------                   ----------------
Canadian Vendor            Canadian Purchaser      all Purchased Assets owned or                    $24,312,013
                                                   used by the Canadian Vendor in
                                                   connection with its
                                                   participation in the operation               ($15,812,013 on
                                                   of the Canadian                            the Closing Date)

                                                                                               RELATED AGGREGATE
VENDOR                     PURCHASER               SPECIFIC PURCHASED ASSETS                     PURCHASE PRICE
------                     ---------               -------------------------                   ----------------
                                                   Business and in connection
                                                   with its operations in
                                                   Indonesia, certain of which
                                                   are described in Part I of
                                                   Schedule A

US Vendor                  US Purchaser            all Purchased Assets owned or                        $318,113
                                                   used by the US Vendor in
                                                   connection with its participation            ($318,113 on the
                                                   in the operation of the US                   Closing Date)
                                                   Business, certain of which are
                                                   described in Part II of Schedule A

UK Vendor                  UK Purchaser            all Purchased Assets owned or                        $335,846
                                                   used by the UK Vendor in
                                                   connection with its participation            ($335,846 on the
                                                   in the operation of the UK                   Closing Date)
                                                   Business, certain of which are
                                                   described in Part III of Schedule
                                                   A

Australian Vendor          Australian              all Purchased Assets owned or                          $34,028
                           Purchaser               used by the Australian Vendor in
                                                   connection with its participation              ($34,028 on the
                                                   in the operation of the                        Closing Date)
                                                   Australian Business, certain of
                                                   which are described in Part IV of
                                                   Schedule A

2.4      PAYMENT OF PURCHASE PRICE

         The Purchase Price for the Purchased Assets, subject to adjustments as herein contemplated, shall be paid as follows:

         (a) $9,250,000 by the delivery by the Purchasers to the Vendors on the Closing Date of certified cheques, bank drafts or wire transfers as follows:

                  (i) from the Canadian Purchaser, $8,562,013 payable to the Canadian Vendor or as it directs;

                  (ii) from the US Purchaser, $318,113 payable to the US Vendor or as it directs;

                  (iii) from the UK Purchaser, $335,846 payable to the UK Vendor or as it directs; and

                  (iv) from the Australian Purchaser, $34,028 payable to the Australian Vendor or as it directs;

         (b) $7,250,000 by the delivery by the Canadian Purchaser to the Canadian Vendor of a number of shares of Veritas Common Stock (as such number may be adjusted, the "Shares"), to be registered with the Commission, which number will be calculated by dividing $7,250,000 by the average closing price of Veritas Common Stock on the New York Stock Exchange (the "Closing Trading Price") for the 5 trading days ending on August 19, 2002. In the event that the Closing Trading Price is $10.00 or less, the Canadian Purchaser can elect to limit the number of Shares to be delivered to 725,000 Shares. If the Canadian Purchaser makes this election, the Canadian Vendor may terminate this Agreement by notice in writing to the Purchasers, and in such event the parties shall be released from all of their obligations hereunder. If, prior to the Time of Closing, Veritas DGC undertakes a merger, amalgamation, arrangement or other business combination or recapitalizes through a subdivision of its outstanding shares into a greater number of shares, or a combination of its outstanding shares into a lesser number of shares, or reorganizes, reclassifies or otherwise changes its outstanding shares into the same or a different number of shares of other classes, or declares a dividend on its outstanding shares payable in shares of its capital stock or securities convertible or exchangeable into shares of its capital stock, then the number of Shares will be adjusted appropriately. The delivery of Shares to the Canadian Vendor contemplated in this Section 2.4(b) shall be accomplished through the transfer by the Canadian Purchaser to the Canadian Vendor of a number of Rights equal to the number of such Shares which Rights would be immediately converted to Shares at the Time of Closing in accordance with the Rights Transfer Agreement. Immediately upon receipt by the Canadian Vendor of the Shares at the Time of Closing, it shall distribute part of such Shares by way of a dividend in specie as follows:

                           (A)      HI - 30% of the total number of such Shares;

                           (B)      RST - 30% of the total number of such
                                    Shares; and

                           (C)      Vada - 20% of the total number of such
                                    Shares; and

         (c) $8,500,000 in accordance with the payment Schedule set forth below.

                  (i) If in any year of the five year period beginning August 1, 2002 (the "Transition Period"), revenue earned by the Purchasers from software sales, leases, rentals and maintenance sales and training revenue generated by the Purchased Assets (the "Subject Sales") exceeds the amount calculated by multiplying the Subject Sales in the year ended July 31, 2002 (the "Base Year") by the relevant percentage from the chart below, the Canadian Purchaser shall, upon such determination, pay to the Canadian Vendor, not more than 90 days after the end of the particular year, in cash an amount equal to 28.05% of such excess. The Base Year Subject Sales shall be no less than $5,750,000.

                                                                        Percent of Base Year
                                                                               Subject Sales

                  Year ended July 31, 2003                                              110%

                  Year ended July 31, 2004                                              121%

                  Year ended July 31, 2005                                              133%

                  Year ended July 31, 2006                                              146%

                  Year ended July 31, 2007                                              160%.

                  For such purposes, "revenue" shall be determined in a manner consistent with the historical determination thereof by the Canadian Vendor.

                  (ii) If in any one year of the Transition Period, sales of any one of the Pro4D, ProMC or Emerge Software packages included in the Purchased Assets generates revenue of $4,000,000 or more, the Canadian Purchaser shall, upon determination of that amount, pay to the Canadian Vendor in cash an amount equal to $850,000 in respect of such sales, provided that the aggregate amount of all such payments contemplated under this
                           Section 2.4(c)(ii) shall not exceed $1,700,000.

                  (iii) If by making a payment described in Sections 2.4(c)(i) or (ii) at any point during the Transition Period, the aggregate of the payments described in Sections 2.4(c)(i) and (ii) would otherwise exceed $8,500,000, the payment to be made pursuant to
                           Section 2.4(c) and all subsequent payments to be made pursuant to Section 2.4(c) shall be reduced such that the aggregate of all such payments equals $8,500,000.

                  (iv) If the aggregate of the payments described in Sections 2.4(c)(i) and (ii) is, or is anticipated by the Canadian Vendor to be, less than $8,500,000 at the end of the Transition Period, the Purchase Price payable by the Canadian Purchaser shall be reduced by the amount of the shortfall or the anticipated shortfall, as the case may be. The timing and manner of any such reduction shall be mutually agreed in writing by the Canadian Vendor and the Canadian Purchaser, acting reasonably.

         The Canadian Purchaser shall make available to DH and BR and the President of Vada and their respective professional advisors at reasonable times on reasonable notice such of its financial statements, books and records as are necessary to verify the accuracy of the matters and calculations contemplated by this Section 2.4(c). In the event the Canadian Vendor disputes any calculation made pursuant to this Section 2.4(c), it shall notify the Canadian Purchaser in writing to such dispute within 30 days after receiving the applicable calculation. If no dispute is notified within such time period then the applicable calculation is deemed to be agreed upon by the parties.

         If within 15 days of such notification such dispute is not resolved, either party may refer the matter to PriceWaterhouseCoopers, Chartered Accountants, or another nationally recognized firm of chartered accountants selected by mutual agreement (who will be given full access by the parties to the necessary records) for resolution as soon as practicable and the determination of such, chartered accountants, shall be final and conclusive (save in the event of fraud or manifest error). The sharing of costs of dispute resolution among the parties shall be determined by such chartered accountants.

2.5      ADJUSTMENTS/AUDIT

         (a) As soon as reasonably practicable after the Closing Date, but in any event within 60 days thereafter (the "Deferred Revenue Preparation Date") the Canadian Vendor shall, at its cost, prepare and provide to the Canadian Purchaser a statement setting out the Deferred Revenue (the "Deferred Revenue Statement"). The Deferred Revenue Statement shall be prepared on a basis consistent with accounting practices previously employed by the Canadian Vendor and shall be certified to be true and correct by DH, BR, HI, RST, the Canadian Vendor and the corporate accountant of the Canadian Vendor. In the event that the Canadian Purchaser disputes the Deferred Revenue Statement it shall notify the Canadian Vendor in writing of such dispute within 30 days after the Deferred Revenue Preparation Date. If no dispute is notified within 30 days after the Deferred Revenue Date, then the Deferred Revenue Statement is deemed to be agreed upon by the parties (save in the event of fraud or manifest error). If within 15 days of such notification such dispute is not resolved, either party may refer the matter to PriceWaterhouseCoopers, Chartered Accountants, or another nationally recognized firm of chartered accountants selected by mutual agreement (who will be given full access by the parties to the necessary records) for resolution as soon as practicable and the determination of such, chartered accountants, shall be final and conclusive (save in the event of fraud or manifest error). The sharing of costs of dispute resolution among the parties shall be determined by such chartered accountants.

         (b)      The amount of the cash payment to the Canadian Vendor in
                  Section 2.4(a)(i) will be reduced by the amount that Deferred Revenue of the Canadian Vendor as reflected in the Deferred Revenue Statement is in excess of $1,141,000 or increased by the amount that such Deferred Revenue is less than $1,141,000.

         (c) The Canadian Vendor or the Canadian Purchaser, as applicable, shall, within five Business Days of finalization of the Deferred Revenue Statement pay to the other by way of certified cheque, bank draft or wire transfer any amount required to adjust the Purchase Price in accordance with Section 2.5(b).

         (d) Unless otherwise specifically provided herein, the parties shall, as among themselves, account for the purchase and sale of the Purchased Assets as if such transaction had closed on the Effective Date and the date for adjustment of accounts between the parties shall be the Effective Date. The corporate accountant of the Canadian Vendor shall determine in consultation with a representative of the Purchasers such adjustments between the parties and shall deliver a statement of adjustments as soon as reasonably practicable after the Closing Date, but in any event within 60 days thereafter. Such adjustments shall include, without limitation, reconciliation of accounts (including income taxes) from the Effective Date to the Closing Date. In the event of disagreement between the parties with respect to such adjustments the dispute shall forthwith be referred to PriceWaterhouseCoopers, Chartered Accountants, or another nationally recognized firm of chartered accountants selected by mutual agreement (who will be given full access by the parties to the necessary records) for resolution as soon as practicable whose determination shall be final and conclusive (save in the event of fraud or manifest error). The sharing of costs of dispute resolution among the parties shall be determined by such chartered accountants. The obligation to complete such adjustments after the Closing shall survive the Closing.

2.6      ASSUMPTION OF LIABILITIES

         (a) Subject to Section 2.6(b), effective at and from the Effective Date, each of the Purchasers hereby assumes: (i) the obligations and liabilities of the Vendors under those Contracts and Equipment Contracts which are described on in the Contract List (collectively, the "Assumed Contracts") save any such obligations and liabilities that were under the terms of the relevant Assumed Contract to be performed prior to the Effective Date or any such obligations that the relevant Vendor is in breach of as at the Effective Date, and (ii) those additional liabilities and obligations specifically indicated on Schedule C to be assumed by such Purchaser (collectively the "Assumed Liabilities"). Except for the Assumed Liabilities and other liabilities specifically contemplated in Section 5.1 herein, the Purchasers shall not assume and shall have no obligation to discharge, perform or fulfill any other liabilities or obligations, contingent or otherwise, known or unknown, of the Vendors or related to the Purchased Assets (collectively the "Excluded Liabilities") including, without limitation:

                  (i) any assessment or reassessment for income, corporate, capital, sales, excise or other taxes, duties or imposts of any kind whatsoever of the Vendors or relating to the Business or the Purchased Assets in respect of a period prior to the Effective Date;

                  (ii) any third party product liability or warranty liability arising at any time in respect of products or services of the Business, provided, processed or shipped on or prior to the Effective Date, even though a claim therefor may be made or filed after the Time of Closing;

                  (iii) any liability of the Vendors to the employees of the Business including, without limitation, severance or other similar payments, other than as specifically contemplated by Section 5.1;

                  (iv) any liability of the Vendors with respect to accounts payable;

                  (v) any environmental liability relating to the Vendors, the Business or the Purchased Assets arising before or on the Effective Date or caused by the Vendors or their employees, agents, contractors, representatives or predecessors before or on the Closing Date;

                  (vi) any liability arising out of any default, breach or penalty by, of or against the Vendors under any Contract prior to or on the Effective Date;

                  (vii) any liability relating to the execution, delivery and consummation of this Agreement by the Vendors and the transactions of the Vendors contemplated hereby, including without limitation any and all federal, state, foreign and local income taxes incurred by the Vendors as a result of the transactions contemplated by this Agreement, except as may otherwise be expressly assumed herein;

                  (viii) any liability relating to or arising out of the conduct or operation of the Business by the Vendors prior to or on the Effective Date, including without limitation those arising from (A) personal injury (including death) or property damage claims; (B) any third party relationship, representation agreement or joint venture not specifically assumed hereunder; (C) any indebtedness of the Vendors other than that expressly assumed hereunder; (D) other than as set forth in Section 5.1, any employment relationship or employee related obligation; or (E) obligations or liabilities under any agreement, contract or commitment of the Vendors which accrued prior to or on the Effective Date, including without limitation, the provision of services prior to or on the Effective Date under any service contract of the Vendors; and

                  (ix) any liability of the Vendors under any insurance contracts.

         (b)      (i)      Effective at and from the Effective Date, the
                           Vendors shall assign to and in favour of the Purchasers the Assumed Contracts. The Vendors shall use commercially reasonable efforts to obtain, by the Time of Closing (or as soon thereafter as is practicable), all required third party consents to the assignment of the Assumed Contracts.

                  (ii) In the event any of the Assumed Contracts are not assignable due to any required third party consent thereto not being obtained as aforesaid this Agreement does not constitute an assignment or an attempted assignment of the Assumed Contracts if the assignment or attempted assignment would constitute a breach of the Assumed Contracts, the Purchasers shall complete the obligations of the Vendors thereunder (save for any such obligations and liabilities that were under the terms of the relevant Assumed Contract to be performed prior to the Effective Date or any such obligations that a Vendor is in breach of as at the Effective Date) as a subcontractor to the Vendors provided further, that if such subcontract relationship requires third party consent, the Vendors will use commercially reasonable efforts to obtain such consents.

                  (iii)    Notwithstanding the foregoing:

                           (A) until an Assumed Contract is validly assigned with third party consent thereto as applicable or validly subcontracted with third party consent thereto as applicable, as the case may be; and

                           (B) for any Assumed Contract which is not capable of being assigned or subcontracted to the Purchasers due to the inability of the Vendors to obtain third party consent thereto respectively as hereinbefore stated;

                           it shall be deemed, without further action or notice, that effective at and from the Effective Date all necessary management, employees and other resources and equipment of the Purchasers have been seconded to the Vendors to enable them to perform, at the Purchaser's sole cost and risk, the obligations of the Vendors under such Assumed Contracts from and after the Effective Date. In such case, the Vendors shall cause such Assumed Contracts to be completed according to their respective terms and shall invoice for such work and pay the Purchaser those amounts that they receive from the third parties in respect of the applicable Assumed Contracts.

                  (iv) The Purchasers and the Vendors hereby agree to cooperate in the completion of all the Assumed Contracts and to proceed, in good faith, with the implementation of the intent of this Article.

                  (v) It is acknowledged and agreed that until it is determined in which manner the Vendors' obligations are to be completed under the Assumed Contracts as hereinbefore set forth, that from and after the Effective Date, said obligations are being carried on by the Purchasers as set forth in Section 2.6(b)(iii).

                  (vi) Subject to the foregoing, from the Closing Date the Purchasers shall perform all the Vendors' obligations to be performed after the Closing Date under each Assumed Contract in accordance with the terms of the Assumed Contracts.

                  (vii) The Purchasers and the Vendors shall use commercially reasonable efforts to ensure that the involvement of the Vendors in the Assumed Contracts contemplated by
                           Section 2.6(b) is terminated as soon as practicable after Closing.

         (c) In the event that, at any time after the Closing, the Vendors discover any other contracts which are Contracts (as defined) except that they were inadvertently not listed in the Contract List, at the option of the Vendors, the Contract List shall be amended to include such contracts and such Contracts shall be deemed to be Assumed Contracts hereunder.

2.7      ALLOCATION OF PURCHASE PRICE

         The parties agree that the purchase price for the Purchased Assets will be allocated as agreed at Closing.

2.8      CERTAIN TAX MATTERS

         (a) The Canadian Purchaser acknowledges and agrees that it is responsible for and shall pay, and shall indemnify and hold the Canadian Vendor harmless with respect to, all GST pertaining to this transaction. The parties shall execute and deliver such documents, notices and elections and do such lawful things, to endeavour to minimize or eliminate, as the case may be, any and all GST payable by the Canadian Purchaser on the purchase described herein including, without restriction, execution and delivery of a completed GST Form 44 election (to be prepared and filed in the prescribed manner within the prescribed time by the Canadian Purchaser) pursuant to subsection 167(1) of the Excise Tax Act (Canada). In addition, subject to Section 2.8(b), any sales, use, transfer, vehicle transfer, stamp, conveyance, value added or other similar taxes that may be imposed by any governmental authority, and all recording or filing fees, notarial fees and other similar costs of Closing or on account of this Agreement or the transactions contemplated hereby, shall be borne by the applicable Purchaser.

         (b)      (i)      The UK Vendor and the UK Purchaser intend that
                           the sale of the UK Business is one to which the provisions of Section 49 of the VAT Act and Article 5
                           (1) of the Value Added Tax (Special Provisions) Order
                           1995 shall apply and accordingly that no VAT shall be charged by the UK Vendor on the consideration. The UK
                           Vendor and the UK Purchaser agree to use reasonable commercial efforts to ensure that the sale of the UK
                           Business is treated under Article 5 (1) of the Value
                           Added Tax (Special Provisions) Order 1995 as neither a supply of goods nor a supply of services for UK VAT purposes.

                  (ii) The UK Purchaser warrants and undertakes that it will after the Closing Date use the assets comprising the UK Business to carry on the same kind of business for UK VAT purposes as that carried on by the UK Vendor.

                  (iii)    The UK Vendor may seek a direction pursuant to
                           Section 49 of the VAT Act for the records referred to in that section (the "VAT Records") to be preserved by the UK Vendor after Closing. If such direction is not sought or, if sought, is not given before Closing, the UK Vendor shall on Closing deliver the VAT Records to the UK Purchaser. If, following Closing, the UK Vendor obtains a direction as aforesaid, the UK Purchaser shall forthwith after written request for the same return the VAT Records to the UK Vendor. The party with final custody of the VAT Records shall, during the period for which such records are required to be preserved under paragraph 6 of Schedule 11 to the VAT Act, preserve such records and, where such records are required by any other party for the purpose of complying with its obligations under the laws in relation to VAT, afford to such other party (on reasonable prior notice and at the cost of such other party) access to such records for the purpose of inspecting and making copies of the same. If the UK Purchaser is the party with final custody of the VAT Records in accordance with the foregoing provisions of this Section 2.8(b)(iii), it shall procure that any future custodian of the VAT Records will preserve such records and afford access to the UK Vendor in accordance with such foregoing provisions and the UK Purchaser shall notify the UK Vendor in writing forthwith on ceasing to have custody of the VAT Records and inform the UK Vendor of the name and address of the new custodian.

                  (iv) All sums payable to the UK Vendor pursuant to this Agreement shall be deemed to be exclusive of any VAT, which may be chargeable on the supply of goods or services for which sums (or any part thereof) are whole or part of the consideration for VAT purposes.

                  (v) If HM Customs and Excise determine that all or part of the consideration for the purchase of the UK Business is subject to UK VAT, the UK Vendor shall issue the UK Purchaser with a valid UK VAT invoice (no later than three years from the Effective Date) and the UK Purchaser shall, within 3 Business Days following receipt of such invoice, pay to the UK Vendor an amount equal to the VAT specified in the invoice.

2.9      INTERIM OPERATIONS

         (a) Each of the Vendors, jointly and severally, covenants and agrees that during the Interim Period the Business shall be run in accordance with the following provisions:

                  (i) during the Interim Period the representatives of the Purchasers shall be entitled to have access to and be present at the Business premises of the Vendors at all times during the Vendors' reasonable business hours;

                  (ii) during the Interim Period the Vendors shall not, without the prior written consent of the Purchasers, such consent not to be unreasonably withheld or delayed:

                           (A) permit any of the Purchased Assets to be subjected to any Encumbrance;

                           (B) sell, transfer or otherwise dispose of any of the Purchased Assets;

                           (C) grant any increase in the benefits, rate of wages, salaries, or bonuses for Employees;

                           (D) make any change in any method of accounting practice applicable to the Business;

                           (E) cancel or reduce any of its insurance coverage relating to Purchased Assets or the Business;

                           (F) commit to expend more than $10,000 in the aggregate with respect to any capital expenditure of the Business;

                           (G)      acquire (by merger, amalgamation,
                                    consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division thereof, or, other than in the ordinary course of business and within the limits specified herein, purchase any property or assets of any other individual or entity;

                           (H) incur any obligations of any kind in excess of $100,000 in the aggregate in respect of the Business; or

                           (I) authorize or propose any of the foregoing, or enter into or modify any contract, agreement, commitment or arrangement to do any of the foregoing; and

                  (iii)    the Vendors shall:

                           (A) use their commercially reasonable efforts to keep available the services of the Employees and to maintain their relations and goodwill with the suppliers, customers, distributors and any others having business relations with the Business; and

                           (B) immediately upon becoming aware of the existence of:

                                    1.       any notice from, proceeding before
                                             or order of any governmental entity
                                             requiring it to comply with or take
                                             action under any Environmental Law,

                                    2.       any notice from a lender asserting
                                             a violation or breach of any loan
                                             covenant or any other provision of
                                             any financing agreement, or

                                    3.       any state of affairs respecting the
                                             Leased Premises, Purchased Assets
                                             or Business which could reasonably
                                             be expected to give rise to future
                                             environmental liabilities, the
                                             imposition of any fine, or the
                                             shutting down of the Business for
                                             any period of time,

                           notify the Purchasers in writing and provide details of any actions taken in response.

2.10     ACCESS TO INFORMATION AND PURCHASED ASSETS

         (a) During the Interim Period, and subject to the Confidentiality Agreement, the Vendors shall, and shall cause their representatives to, afford complete access at all times during reasonable business hours to the Leased Premises, the Purchased Assets and the Business, and to the officers, employees, agents, lawyers, accountants, books and records and Contracts and Equipment Contracts of the Vendors, for the purpose of inspecting the physical and/or environmental condition of any of the Purchased Assets, and conducting any other due diligence procedures deemed necessary or appropriate by the Purchasers, acting reasonably. At the request of the Purchasers, acting reasonably, the Vendors shall execute such consents, authorizations and directions as may be necessary to permit any inspection of any of the Purchased Assets, or the Leased Premises or to enable the Purchasers or their authorized representatives to obtain full access to all files and records relating to the Business maintained by governmental or other public authorities. In addition, the Vendors shall furnish the Purchasers and their representatives all financial, operating and other data and information as may be reasonably requested including, but not limited to, financial statements, financial records, health and safety records, data relating to operating procedures, and documentation relating to workers' compensation history, legal, tax, environmental, zoning and other legal compliance.

         (b) The exercise of any rights of inspection by or on behalf of the Purchasers under this Section 2.10 shall not mitigate or otherwise affect any of the representations or warranties of the Vendors and the Shareholders made in this Agreement, provided however, if, to the knowledge of the Purchasers, either at the time of execution of this Agreement or acquired after such execution and prior to the Closing Date, there is a fact or occurrence which would constitute a breach of any of the representations and warranties of the Vendors or Shareholders, the Purchasers shall promptly notify the Vendors and Shareholders of such breach, provided further that, failure to notify shall not mitigate or otherwise affect any of the representations or warranties of the Vendors or the Shareholders made in this Agreement.

2.11     NOTICE OF UNTRUE REPRESENTATION OR WARRANTY

         Each of the parties shall promptly notify the other parties upon any representation or warranty of such party contained in this Agreement becoming untrue or incorrect during the Interim Period, and for the purposes of this Section each representation and warranty shall be deemed to be given at and as of all times during the Interim Period (except to the extent any such representations and warranties speak as of an earlier date or except as affected by transactions contemplated or permitted by this Agreement).

                                   ARTICLE III
                            PERMITS, LICENCES, ETC.

3.1      PERMITS, LICENCES, ETC.

         The Vendors shall use all commercially reasonable efforts to assist the Purchasers, at the Purchasers' expense, to obtain new Licences or, where possible, an assignment of all existing Licences relating to operation of the Business.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS AND WARRANTIES OF THE VENDORS, HI, RST AND VADA

         Each of the Vendors, jointly and severally, and each of HI, RST and Vada with respect to Sections 4.1(a), (b), (d)(ii), (iii) and (v) and (ee) only, represents and warrants to the Purchasers as of the date hereof and as of the Closing Date and acknowledges and confirms that the Purchasers are relying on such representations and warranties in connection with the purchase by the Purchasers of the Purchased Assets as follows:

         (a)      CORPORATE STATUS

                  Each of the Vendors, HI, RST and Vada is a corporation duly incorporated and organized and validly subsisting under the laws of its jurisdiction of incorporation and has the corporate power to own or lease its property, to carry on the Business as now being conducted by it and to enter into this Agreement and to perform its obligations hereunder. The Vendors are duly qualified as corporations to do business in each jurisdiction in which the nature of the Business or the Purchased Assets makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Business or the Purchased Assets.

         (b)      AUTHORIZATION

                  This Agreement has been duly authorized, executed and delivered by the Vendors, DH, BR, HI, RST and Vada and is a legal, valid and binding obligation of the Vendors, DH, BR, HI, RST and Vada enforceable against the Vendors, DH,

                  BR, HI, RST and Vada by the Purchasers in accordance with its terms, except as enforcement may be limited by common law, bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction. The Vendors, HI, RST and Vada have taken all required board and shareholder action necessary to authorize the execution, delivery and performance of the Agreement.

         (c)      NO OTHER AGREEMENTS TO PURCHASE

                  No Person other than the Purchasers has any written or oral agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase or acquisition from the Vendors of any of the Purchased Assets.

         (d)      NO VIOLATION

                  Except as contemplated in Section 4.1(k), the execution, delivery and performance of this Agreement by the Vendors and the consummation of the transactions herein provided for will not result in the breach or violation of any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of the Vendors under:

                  (i) any Contract or Equipment Contract to which one or more of the Vendors is a party or by which it or its properties are bound;

                  (ii) any provision of the constating documents or by-laws or resolutions of the boards of directors (or any committees thereof) or shareholders of the Vendors, HI, RST or Vada;

                  (iii) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Vendors, HI, RST or Vada;

                  (iv) any licence, permit, approval, consent or authorization held by the Vendors or necessary to the operation of the Business;

                  (v) any law, statute, ordinance, regulation or rule applicable to the Vendors, HI, RST or Vada; or

                  (vi) the creation or imposition of any Encumbrance on any of the Purchased Assets.

         (e)      TITLE TO PURCHASED ASSETS

                  Except as set forth in the Exception Letter, the Purchased Assets (other than as herein contemplated) are owned beneficially by the applicable Vendors with good and marketable title thereto, free and clear of all Encumbrances subject to, in the case of the Contracts or Equipment Contracts, the necessity for obtaining required consents to their assignment.

         (f)      EQUIPMENT

                  All equipment owned or used by the Vendors in the Business:
                  (i) has been properly maintained in accordance with all applicable laws; (ii) is in reasonable working order for the purposes of on-going operation and is in a state of reasonable maintenance and repair for the purposes of on-going operation; and (iii) is adequate and suitable in all material respects for the purposes for which it is presently being used.

         (g)      INTELLECTUAL PROPERTY/SOFTWARE

                  (i) the Intellectual Property is all the intellectual property necessary to carry on the Business as currently being carried on by the Vendors as at the date hereof and is all that is so required as at the Closing Date;

                  (ii) except as set forth in a letter of even date from the Canadian Vendor to the Canadian Purchaser (the "Exception Letter"), the Vendors, as applicable, have good and valid legal and beneficial title to all of the Intellectual Property (except for any off-the-shelf software leased or licensed by any of the Vendors), free and clear of any Encumbrances and, except as set out in Schedule D, no Intellectual Property has been leased or licensed from a third party;

                  (iii) to the knowledge of the Vendors, there are no facts which would affect the validity, enforceability, scope or registrability (if applicable) of any of the Intellectual Property;

                  (iv) except as set forth in the Exception Letter, any patent, trademark or copyright registrations made by or in the name of any of the Vendors of or in the Intellectual Property are valid, subsisting and enforceable, except as any enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction, and such patents, registered trademarks and registered copyrights are duly recorded in the names of the Vendors, as applicable, and to the knowledge of the Vendors, there is no reason as to why such registrations cannot be assignable to the Purchasers;

                  (v) except as set forth in the Exception Letter, no claims have been asserted by any third party with respect to, or challenging or questioning, the ownership, validity, enforceability or use of the Intellectual Property and the Vendors have no knowledge of any valid basis for any such claim;

                  (vi) except as set forth in the Exception Letter, the Vendors have not received any notice, complaint, threat or claim alleging infringement of and, to the knowledge of the Vendors, the conduct by the Vendors of the Business and the use by the Vendors of the Intellectual Property does not infringe any patent, trademark, trade name, trade secret, domain name, obligation of confidence or other proprietary, contractual or intellectual property right of any third party;

                  (vii) to the knowledge of the Vendors no third party is infringing the rights of the Vendors with respect to the Intellectual Property;

                  (viii) except as set forth in the Exception Letter, complete and correct copies of all agreements relating to or affecting the Intellectual Property have been provided to the Purchasers and are fully assignable to the Purchasers, without cost or consent;

                  (ix) except as set forth in the Exception Letter, no royalty, payment or other fee is required to be paid by the Vendors to any third party in respect of the use or other exploitation of any of the Intellectual Property except as set out in the Contracts set out in Schedule D and except as required to maintain or renew the applications or registrations;

                  (x) all trade secrets of the Vendors are the unencumbered property of the Vendors, to the knowledge of the Vendors do not infringe upon the rights of any third party, were developed by the Vendors and their respective employees or consultants and to the knowledge of the Vendors there is no third party (except employees and consultants of the Vendors) who has a copy or knowledge of such trade secrets;

                  (xi) to the Vendors' knowledge all confidential information of any third party held by the Vendors under any obligations of confidentiality has been kept strictly confidential and not used, disclosed, disseminated or published unless otherwise permitted pursuant to an agreement listed in Schedule D;

                  (xii) except as set forth in the Exception Letter, the Vendors are not in breach of any agreement with any third party relating to the Intellectual Property or the intellectual property of such third party or will be as a result of the Vendors entering into this Agreement and to the knowledge of the Vendors, no third party is in breach of any agreement relating to the Intellectual Property;

                  (xiii) the Canadian Vendor is the owner of the Software and it has good and valid legal and beneficial title to the Software, including all Intellectual Property embodied therein (except as set out in the Contract List and Appendix 1 of the Exception Letter), free and clear of any Encumbrances or claims of any nature and no third party software or technology has been incorporated into the Software except as set out in the Contract List;

                  (xiv) other than maintenance agreements with existing customers of the Vendors listed in the Contract List, no Vendor has entered into any agreement, oral or written, requiring it to make updates, enhancements or modifications to the Software of any nature;

                  (xv) except as set forth in the Exception Letter and other than as set forth in Schedule M, no Vendor has supplied nor agreed to supply the source code to the Software to any third party under any circumstances;

                  (xvi) all Software Contracts are identified and described in the Contract List; and

                  (xvii) any and all passwords to access or use any Intellectual Property or Software are held solely by DH, BR, and the Employees.

         (h)      INSURANCE

                  Except as set forth in the Exception Letter, the Vendors have the Purchased Assets insured against loss or damage by all insurable hazards or risks on a basis consistent with prudent industry practice and such insurance coverage will be continued in full force and effect to and including the Closing Date.

         (i)      AGREEMENTS AND COMMITMENTS

                  Except as specifically contemplated herein or as described in the Schedules hereto, none of the Vendors are a party to or bound by any agreement, indenture, commitment, contract, lease, deed of trust, license, option, instrument or other commitment, whether written or oral, or Equipment Contract relating and material to the Business or Purchased Assets. Except as set forth in the Exception Letter or in the express provisions hereof and in any Schedules hereto, the Vendors have performed all of the obligations required to be performed by them and are entitled to all benefits under, and are not in default or alleged to be in default in respect of, any Contract or Equipment Contract relating to the Business or Purchased Assets to which they are a party or by which they are bound. All such Contracts and Equipment Contracts are in good standing and in full force and effect, and to the knowledge of the Vendors and except as set forth in the Exception Letter or in the express provisions hereof and in any Schedules hereto, no event, condition or occurrence exists that, after notice or lapse of time or both, would constitute a default under any of the foregoing. The Vendors have provided access to the Purchasers to review a true and complete copy of each Contract listed or described in the Schedules hereto and all amendments thereto.

         (j)      COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATION

                  The Vendors have complied with all laws, statutes, ordinances, regulations, rules, judgments, decrees or orders applicable to the Business or the Purchased Assets except for failures to comply which have not materially adversely affected or which could reasonably be expected to not materially adversely affect the affairs, business, prospects, operations or condition of the Business or the Purchased Assets, financial or otherwise. Schedule E sets out a complete and accurate list of all material business licences, permits, approvals, consents, certificates, registrations and authorizations (whether governmental, regulatory or otherwise) (the "Licences") held by or granted to the Vendors in connection with the

                  Business or the Purchased Assets, and as at the Time of Closing there are no other material business licences, permits, approvals, consents, certificates, registrations or authorizations necessary to carry on the Business or to own or lease any of the Purchased Assets. Each Licence is valid, subsisting and in good standing and the Vendors are not in default or breach of any Licence and, to the knowledge of the Vendors, no proceeding is pending or threatened to revoke or limit any Licence. The Vendors have provided a true and complete copy of each Licence and all amendments thereto to the Purchasers.

         (k)      CONSENTS AND APPROVALS

                  There is no requirement to make any filing with, give any notice to or to obtain any licence, permit, certificate, registration, authorization, consent or approval of, any governmental or regulatory agency as a condition to the lawful consummation of the transactions contemplated by this Agreement, except for the filings, notifications, licences, permits, certificates, registrations, consents and approvals described in Schedule F and filings of registration assignments in respect of registered intellectual property or filings that relate solely to the identity of the Purchasers or the nature of any business carried on by the Purchasers. There is no requirement under any Contract or Equipment Contract to give any notice to, or to obtain the consent or approval of, any party to such Contract or Equipment Contract relating to the consummation of the transactions contemplated by this Agreement, except for the notifications, consents and approvals described in Schedule F.

         (l)      BUSINESS FINANCIAL STATEMENTS

                  Attached as Schedule G is a true and complete copy of the Business Financial Statements. The Business Financial Statements have been derived from the books and records of the Vendors and fairly present in all material respects the consolidated financial position of the Canadian Vendor as at the respective dates thereof and the consolidated results of the operations of the Canadian Vendor for the periods indicated.

         (m)      BOOKS AND RECORDS

                  The books of account, minute books, stock record books and other records of the Vendors, all of which have been made available to the Purchasers, are complete and correct in all material respects.

         (n)      NO CHANGES

                  Since March 31, 2002:

                  (i) the Business has been carried on in its usual and ordinary course and the Vendors have not entered into any transaction out of the usual and ordinary course of the Business;

                  (ii) there has been no (A) damage, destruction or loss of physical property; or (B) change in the affairs, assets, liabilities, business, prospects, operations or condition of the Business or the Purchased Assets, financial or otherwise, however arising, including without limiting the generality of the foregoing, as a result of any legislative or regulatory change, revocation of any licence or right to do business, fire, explosion, accident, casualty, labour dispute, loss of regular customers, or cancellation or threatened cancellation of supply contracts, customer agreements or relationships or other business relationships, flood, drought, riot, storm, condemnation, act of God, public force or otherwise, except changes occurring in the usual and ordinary course of business, which have not materially adversely affected or which could reasonably be expected to not materially adversely affect the affairs, business, prospects, operations or condition of the Business or the Purchased Assets, financial or otherwise;

                  (iii) the Vendors have not permitted any of the Purchased Assets to become subjected to any Encumbrance;

                  (iv) the Vendors have not sold, transferred or otherwise disposed of any of the Purchased Assets except for:
                           (A) Purchased Assets sold in the ordinary course of business which are minor in nature and not essential to the operation of the Business; and (B) the sale of its products in the ordinary course of the Business for which fair value was received;

                  (v) the Vendors have not cancelled or waived any material claims or rights relating to the Purchased Assets or the Business;

                  (vi) the Vendors have not made any change in the method of accounting practice applicable to the Business;

                  (vii) the Vendors have not cancelled or reduced any insurance coverage relating to the Purchased Assets or the Business; or

                  (viii) the Vendors have not increased the salary, wages, bonus, commission or other compensation payable to any of the Employees;

                  the Vendors have:

                  (ix) used reasonable commercial efforts to keep available the services of the Employees and agents of the Business and to maintain their relations and goodwill with the suppliers, customers, distributors and any others having business relations with the Business;

                  (x) used reasonable commercial efforts consistent with past practice to preserve the possession and control of the Purchased Assets and to preserve the confidentiality of any confidential or proprietary information of the Business;

                  (xi) continued to make such capital expenditures as are necessary or advisable, in the ordinary course of business, to ensure basic maintenance of the Purchased Assets and the Business and the health and safety of their employees and the protection of the environment; and

                  (xii) complied with and satisfied all legally binding covenants and obligations of the Vendors contained in the letter of intent dated May 7, 2002 from Veritas DGC to the Canadian Vendor, DH, BR and Vada.

         (o)      NON-ARM'S LENGTH TRANSACTIONS

                  With respect to the Business:

                  (i) the Vendors have not since March 31, 2002, made any payment or loan to, or borrowed any moneys from or are otherwise indebted to, any officer, director, employee, shareholder or any other Person not dealing at arm's length with the Vendors (within the meaning of the Tax Act) or any Affiliate of any of the foregoing, except as disclosed on the Business Financial Statements and except for usual employee reimbursements and compensation paid in the ordinary course of the Business; and

                  (ii) except for Contracts of employment (of which the Vendors have provided to the Purchasers true and complete copies) the Vendors are not a party to any Contract with any officer, director, employee, shareholder or any other Person not dealing at arm's length with the Vendors (within the meaning of the Tax Act) or any Affiliate of any of the foregoing.

         (p)      TAXES

                  The Vendors have duly filed on a timely basis all tax returns required to be filed by them and have paid or remitted all taxes that are due and payable, and all assessments, reassessments, governmental charges, penalties, interest and fines due and payable by them pursuant to such returns and assessments. The Vendors have made adequate provision for taxes payable in respect of the Business and the Purchased Assets for the current period and any previous period for which tax returns are not yet required to be filed. There are no actions, suits, proceedings, investigations or claims pending or, to the knowledge of the Vendors, threatened against the Vendors in respect of taxes, governmental charges or assessments, nor are any material matters under discussion with any governmental authority with respect to taxes, governmental charges or assessments asserted by any such authority. The Vendors have withheld from each payment made to any of their past or present employees, officers or directors, and to any non-residents of Canada the amount of all taxes and other deductions required to be withheld therefrom, and have paid the same to the proper tax authorities or other receiving officers within the time required under any applicable legislation. The UK Vendor is registered for UK VAT at the Effective Date under VAT registration number 629 284 808. The UK Vendor has complied materially with all statutory provisions, rules, regulations, orders and directions concerning VAT and has not been issued with any penalty notice, any surcharge notice, or any Direction by HM Customs and Excise under the VAT Act or any other relevant legislation for the purpose of VAT in relation to a matter which would affect the UK Business or the UK Vendor's assets. The UK Vendor has maintained and obtained accounts, records, invoices and other documents appropriate or requisite for the purpose of VAT legislation arising in respect of, or in connection with, the UK Business and such accounts, records, invoices or other documents are complete, correct and up-to-date in all material respects. The UK Vendor confirms that it is not in arrears with any payments or returns or notifications under the VAT Act and regulations, or liable to any forfeiture of goods under the Customs and Excise Acts (as defined in the Customs and Excise Management Act 1979) or any other VAT legislation.

         (q)      LITIGATION

                  There are no actions, suits or proceedings (whether or not purportedly on behalf of the Vendors) pending or, to the knowledge of the Vendors, threatened against or affecting the Vendors or the Purchased Assets at law or in equity or before or by any federal, state, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or before or by an arbitrator or arbitration board. To the knowledge of the Vendors, there are no grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

         (r)      RESIDENCY

                  The Canadian Vendor is resident in Canada for the purposes of the Tax Act. No Purchased Assets being conveyed hereunder by the US Vendor, the UK Vendor or the Australian Vendor are located in Canada. The Canadian Vendor is registered for GST purposes under the Excise Tax Act (Canada) whose registration number is R 102261096.

         (s)      ENVIRONMENTAL

                  (i) The Vendors, in respect of the Business and the Purchased Assets, have been and are in compliance with all applicable federal, state, municipal and local laws, statutes, ordinances, by-laws, approvals and regulations, and orders, directives and decisions rendered by any governmental authority, commission, bureau, department or administrative or regulatory agency or similar body or instrumentality thereof ("Environmental Laws") relating to the protection of the environment, occupational health and safety save for any non-compliance which is not material in the context of the relevant Business.

                  (ii) The Vendors, in connection with the Business, have not used or permitted to be used, except in compliance with all Environmental Laws, any of their property or facilities to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Substance. To the knowledge of the Vendors, there is not any Hazardous Substance in, on or under the Leased Premises or any of the other Purchased Assets.

                  (iii) In respect of the Business and the Purchased Assets, the Vendors have never received any notice of, or been prosecuted for non-compliance with, any Environmental Laws, nor have the Vendors settled any allegation of non-compliance short of prosecution. There are no orders or directions relating to environmental matters requiring any work, repairs or construction or capital expenditures to be made with respect to the Business or the Purchased Assets, nor have the Vendors received notice of any of the same and to the knowledge of the Vendors, there is no basis for any such proceeding.

                  (iv) The Vendors have not caused or permitted, nor do they have any knowledge of, the release, in any manner whatsoever, of any Hazardous Substance on or from any of its properties or assets utilized in the Business, or any such release on or from a facility owned or operated by third parties but with respect to which the Vendors in connection with the Business are or may reasonably be alleged to have liability.

         (t)      CUSTOMERS AND SUPPLIERS

                  The Customers and Suppliers List sets out the major customers of the Business (being those customers of the Business accounting for more than 5% of sales for the period August 1, 2000 to March 31, 2002) and there has been no termination or cancellation of, and no material modification or change in, the Vendors' business relationship with any major customer or group of major customers.

         (u)      PRODUCT WARRANTIES

                  Except as set forth in the Exception Letter, no contractual warranties have been given to purchasers of products supplied by the Vendors in connection with the Business.

         (v)      FULL DISCLOSURE

                  Neither this Agreement nor any document to be delivered by the Vendors hereunder nor any certificate, report, statement or other document furnished by the Vendors in connection with the negotiation of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

         (w)      EMPLOYEE PLANS

                  Other than as required by applicable law or as disclosed in writing by the Vendors to Veritas DGC prior to the date hereof, the Vendors do not have any retirement, pension, bonus, stock purchase, profit sharing, stock option, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, legal benefits, employment insurance, vacation, incentive or other compensation plan or arrangement or other employee benefit that is maintained, or otherwise contributed to or required to be contributed to, by the Vendors relating to the Business or the Purchased Assets for the benefit of Employees or former employees of the Vendors (the "Employee Plans") and a true and complete list of each Employee Plan has been furnished to the Purchasers. Each Employee Plan has been maintained in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to such Employee Plan. The Vendors have made:

                  (i) all contributions to, and payments from, each Employee Plan that may have been required to be made in accordance with the terms of any such Employee Plan, and, where applicable, the laws of the jurisdictions that govern such Employee Plan, have been made in a timely manner;

                  (ii) all material reports, returns and similar documents (including applications for approval of contributions) with respect to any Employee Plan required to be filed with any government agency or distributed to any Employee Plan participant have been duly filed in a timely manner or distributed;

                  (iii) to the knowledge of the Vendors, there are no pending investigations by any governmental or regulatory agency or authority involving or relating to any Employee Plan, no threatened or pending claims (except for claims for benefits payable in the normal operation of the Employee Plans), suits or proceedings against any Employee Plan or asserting any rights or claims to benefits under any Employee Plan that could give rise to a liability nor, to the knowledge of the Vendors, are there any facts that could give rise to any liability in the event of such investigation, claim, suit or proceeding;

                  (iv) no promise has been given to nor expectation created on the part of any Employee, dependant or other person (whether by employment contract or pension plan documentation or otherwise) that any benefit from any Employee Plan contributed to or promised by any of the Vendors will equal or exceed (or be topped up so as to equal or exceed) any output level defined otherwise than solely by reference to the contributions (plus investment return thereon) already input to such Employee Plans; and

                  (v) the only pension plan operated by the UK Vendor is a defined contribution money purchase "group personal pension plan".

         (x)      COLLECTIVE AGREEMENTS

                  The Vendors have not made any contracts with any labour union or employee association nor made commitments to or conducted negotiations with any labour union or employee association with respect to any future agreements and, to the knowledge of the Vendors, there are not any current attempts to organize or establish any labour union or employee association with respect to any Employees of the Vendors nor is there any certification of any such union with regard to a bargaining unit.

         (y)      EMPLOYEES

                  Schedule I contains a complete and accurate list of the names of all individuals who are full-time, part-time or casual employees or individuals engaged on contract to provide employment services or sales or other agents or representatives of the Vendors employed or engaged in the Business (the "Employees") as of the date of this Agreement (other than the Excluded Employees) specifying the length of hire, title or classification and rate of salary or hourly pay and commission or bonus entitlement (if any) for each such Employee. Schedule I lists all Employees, including those on leave of absence (paid or unpaid) and those in receipt of benefits under Workers' Compensation or similar legislation, who have been absent continually from work for a period in excess of one month, as well as the reason for their absence. There are no complaints, claims or charges outstanding, or to the knowledge of the Vendors, anticipated, nor are there any orders, decisions, directions or convictions currently registered or outstanding by any tribunal or agency against or in respect of the Vendors under or in respect of any employment legislation. Schedule I lists all Employees in respect of whom the Vendors have been advised by the Alberta Workers' Compensation Board or similar body that such Employees are in receipt of benefits under the Workers' Compensation Act (Alberta) or similar legislation. The Vendors are in compliance with the Employment Standards Code (Alberta) or similar legislation, the Workers' Compensation Act (Alberta) or similar legislation and other employment legislation and, without limiting the generality of the foregoing: (i) there are no appeals pending before an Alberta Workers' Compensation Tribunal or similar body involving the Vendors; (ii) all levies, assessments and penalties made against the Vendors pursuant to the Workers' Compensation Act (Alberta) or similar legislation have been paid by the Vendors; (iii) there has been no change in the rating assessment applicable to the Vendors or the Business under the Workers' Compensation Act (Alberta) or similar legislation during the past five years, except as described in Schedule I; and (iv) to the knowledge of the Vendors, there are not any audits currently being performed by the Alberta Workers' Compensation Board or similar body.

         (z)      EMPLOYEE ACCRUALS

                  All accruals for unpaid vacation pay, premiums for employment insurance, health premiums, Canada Pension Plan or similar premiums, accrued wages, salaries and commissions and employee benefit plan payments have been reflected in the books and records of the Vendors.

         (aa)     NO LIABILITIES

                  There are no liabilities of the Vendors or its Affiliates, whether or not accrued and whether or not determined or determinable, in respect of which the Purchasers may become liable on or after the consummation of the transaction herein provided for, other than the Assumed Liabilities.

         (bb)     EQUIPMENT CONTRACTS

                  The Contract List sets forth a true and complete list of all Equipment Contracts together with a description of the equipment and vehicles to which the Equipment Contracts relate. All of the Equipment Contracts are in full force and effect and no default exists on the part of the Vendors, or, to the knowledge of the Vendors, on the part of any of the other parties thereto. The entire interest of the Vendors under each of the Equipment Contracts is held by the Vendors free and clear of any Encumbrances and all payments due under the Equipment Contracts have been duly paid.

         (cc)     RESTRICTIONS ON TRANSFER

                  The Vendors are not subject to, or a party to, any charter or by-law or other constating document restriction, law, claim, contract or instrument, Encumbrance or other restriction of any kind or character which would prevent the consummation of the transactions contemplated by this Agreement or compliance by the Vendors with the terms, conditions and provisions hereof or thereof, except for the necessity of obtaining the consents and the approvals described in Schedule F.

         (dd)     ISSUED AND OUTSTANDING SHARES

                  The Shareholders own all of the issued and outstanding capital stock of the Canadian Vendor.

         (ee)     FINDER'S FEE

                  Except for Robert Bacon, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Vendors or the Shareholders who might be entitled to any fee or other commission in connection with the transactions contemplated by this Agreement.

Notwithstanding the foregoing, each of the corporate parties referred to in
Section 4.1(a), (b), (d)(ii), (d)(iii), (d)(v) and (ee) only makes the representations and warranties contained therein with respect to itself. The representations and warranties of the Vendors, HI, RST and Vada contained in this Agreement shall survive the Closing and the execution or registration of conveyances contemplated herein for a period of two years from the Closing Date (and shall not merge thereon or therein), provided that, the representations and warranties of the Vendors contained in Sections 4.1(e) and (g) and any breach by the Vendors, HI, RST and Vada of any representations and warranties contained in this Agreement that constitute fraud or wilful misconduct shall survive the Closing Date for a period equal to the Transition Period.

4.2      REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         The Purchasers, jointly and severally, represent and warrant to the Vendors, DH, BR, HI, RST and Vada as of the date hereof and as of the Closing Date and acknowledge and confirm that such parties are relying on such representations and warranties in connection with the sale by the Vendors of the Purchased Assets as follows:

         (a)      ORGANIZATION AND STANDING OF THE PURCHASERS

                  The Canadian Purchaser is a limited partnership duly organized and validly existing under the laws of Alberta and has partnership power and authority to own or lease its property, to carry on its business as now being conducted by it and to enter into this Agreement and to perform its obligations hereunder. The Purchasers (other than the Canadian Purchaser) are corporations duly incorporated and organized and validly subsisting under the laws of their jurisdictions of incorporation and have the corporate power to own or lease their property, to carry on their business as now being conducted by them and to enter into this Agreement and to perform their obligations hereunder. The Purchasers are duly qualified as either partnerships or corporations (as applicable) to do business in each jurisdiction in which the nature of their business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on their business.

         (b)      AUTHORIZATION

                  This Agreement has been duly authorized, executed and delivered by the Purchasers and is a legal, valid and binding obligation of the Purchasers, enforceable against the Purchasers by the Vendors, HI, RST, DH, BR and Vada in accordance with its terms, except as such enforcement may be limited by common law, bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. The Purchasers have taken all required board action necessary to authorize the execution, delivery and performance of this Agreement. The Purchasers have also obtained the consent of Petroleum Geoservices ASA to duly execute and be bound by this Agreement.

         (c)      NO VIOLATION

                  The execution and delivery of this Agreement by the Purchasers and the consummation of the transactions herein provided for will not result in the violation of, or constitute a default under, or conflict with or cause the acceleration of any obligation of the Purchasers under:

                  (i) any contract to which one or more of the Purchasers is a party or by which it is bound;

                  (ii) any provision of the constating documents or by-laws or resolutions of the boards of directors (or any committees thereof) or shareholders of the Purchasers;

                  (iii) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Purchasers; or

                  (iv) any applicable law, statute, ordinance, regulation or rule.

         (d)      CONSENTS AND APPROVALS

                  Except as required under the Investment Canada Act, there is no requirement for the Purchasers to make any filing with, give any notice to or obtain any licence, permit, certificate, registration, authorization, consent or approval of, any government or regulatory authority as a condition to the lawful consummation of the transactions contemplated by this Agreement.

         (e)      INVESTMENT CANADA

                  Veritas DGC is a WTO investor within the meaning of the Investment Canada Act.

         (f)      GST REGISTRATION

                  The Canadian Purchaser is registered for GST purposes under the Excise Tax Act (Canada) whose registration number is 86505 6444RT0001. The UK Purchaser is registered for VAT at the Effective Date under VAT registration number 629 284 808.

The representations and warranties of the Purchasers shall survive the Closing and execution or registration of conveyances contemplated herein for a period of 2 years from the Closing Date (and shall not merge thereon or therein), provided that, any breach by the Purchasers of any representations and warranties contained in this Agreement that constitute fraud or wilful misconduct shall survive the Closing Date for so long as legally possible.

4.3      REPRESENTATIONS AND WARRANTIES OF VERITAS DGC

         Veritas DGC represents and warrants to the Vendors, DH, BR, HI, RST and Vada as of the date hereof and as of the Closing Date and acknowledges and confirms that such parties are relying on such representations and warranties in connection with the sale by the Vendors of the Purchased Assets as follows:

         (a)      ORGANIZATION AND STANDING OF VERITAS DGC

                  Veritas DGC is a corporation duly incorporated and organized and validly subsisting under the laws of its jurisdiction of incorporation and has the corporate power to own or lease its property, to carry on its business as now being conducted by it and to enter into this Agreement and to perform its obligations hereunder. Veritas DGC is duly qualified as a corporation to do business in each jurisdiction in which the nature of its business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on its business.

         (b)      AUTHORIZATION

                  This Agreement has been duly authorized, executed and delivered by Veritas DGC and is a legal, valid and binding obligation of Veritas DGC, enforceable against Veritas DGC by the Vendors, DH, BR, HI, RST and Vada in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. Veritas DGC has taken all required board action necessary to authorize the execution, delivery and performance of this Agreement. Veritas DGC has also obtained the consent of Petroleum Geoservices ASA to duly execute and be bound by this Agreement.

         (c)      NO VIOLATION

                  The execution and delivery of this Agreement by Veritas DGC and the consummation of the transactions herein provided for will not result in the violation of, or constitute a default under, or conflict with or cause the acceleration of any obligation of Veritas DGC under:

                  (i) any contract to which Veritas DGC is a party or by which it is bound;

                  (ii) any provision of the constating documents or by-laws or resolutions of the board of directors (or any committees thereof) or shareholders of Veritas DGC;

                  (iii) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over Veritas DGC; or

                  (iv) any applicable law, statute, ordinance, regulation or rule.

         (d)      CONSENTS AND APPROVALS

                  Except as contemplated herein, there is no requirement for Veritas DGC to make any filing with, give any notice to or obtain any licence, permit, certificate, registration, authorization, consent or approval of, any government or regulatory authority as a condition to the lawful consummation of the transactions contemplated by this Agreement.

         (e)      SECURITIES LAWS FILINGS

                  (i) Veritas DGC has filed with the Canadian provincial securities commissions and the Commission all forms, reports, schedules, statements and other documents required to be filed by it since December 31, 2000;

                  (ii) since December 31, 2000, its public disclosure documents at the time filed, except to the extent that such statements have been modified or superseded by a later public disclosure document, (A) did not contain any misrepresentation, as defined under applicable securities laws and (B) complied in all material respects with the requirements of applicable securities laws;

                  (iii) it has not filed any confidential material change report since December 31, 2000, which remains confidential; and

                  (iv) the consolidated financial statements of Veritas DGC (including notes thereto) included in its public disclosure documents under the requirements of applicable securities laws present fairly its consolidated financial position, its consolidated results of operations and cash flows and surplus and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply; such financial statements have been prepared in conformity with United States generally accepted accounting principles (except, in the case of unaudited statements, as permitted by the Commission), as applicable, consistently applied throughout the periods involved (except as may be indicated in the notes thereto), and all adjustments necessary for a fair presentation of the results for such periods have been made (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         (f)      VERITAS COMMON STOCK

                  The Veritas Common Stock, to be issued in accordance with the terms and provisions of this Agreement, when issued will be duly authorized and validly issued and will not be subject to any Encumbrances or any pre-emptive or other statutory right of shareholders or adverse claims of any kind whatsoever and will be issued in compliance with applicable securities laws in the United States and in the Province of Alberta.

         (g)      SECURITIES AUTHORITIES

                  No securities commission has suspended trading of any securities of Veritas DGC and Veritas DGC is not in default of any material requirement of a securities commission or similar regulatory authority nor has there been issued any order preventing or suspending trading of any securities of Veritas DGC and no such proceeding is, to the knowledge of Veritas DGC, pending, contemplated or threatened.

         (h)      REPORTING ISSUER STATUS

                  Veritas DGC is and has been for more than one year a reporting issuer in the provinces of Alberta and Ontario, is not on the list of defaulting reporting issuers maintained by the securities commission in any such jurisdictions.

         (i)      TRANSFER OF SHARES

                  At or before the Time of Closing, Veritas DGC shall cause all necessary steps and corporate proceedings to be taken in order to permit the Rights and Veritas Common Stock to be issued under this Agreement to the Vendors to be duly issued to the Vendors.

         (j)      LISTING OF VERITAS COMMON STOCK

                  (i) the currently issued and outstanding Veritas Common Stock is listed and posted for trading on the New York Stock Exchange and the Toronto Stock Exchange; and

                  (ii) Veritas DGC shall use commercially reasonable efforts to obtain prior to the completion of the procedures contemplated in Section 5.10 the necessary regulatory consents from the New York Stock Exchange and the Toronto Stock Exchange for the issuance of the Veritas Common Stock to be issued hereunder, and for the listing of such Veritas Common Stock.

         (k)      LETTER OF INTENT

                  Veritas DGC has complied with and satisfied all of its legally binding covenants and obligations contained in the letter of intent dated May 7, 2002 from Veritas DGC to the Canadian Vendor, Vada, DH and BR.

The representations and warranties of Veritas DGC shall survive the Closing and execution or registration of conveyances contemplated herein for a period of 2 years from the Closing Date (and shall not merge thereon or therein), provided that, any breach by Veritas DGC of any representations and warranties contained in this Agreement that constitute fraud or wilful misconduct shall survive the Closing Date for so long as legally possible.

                                    ARTICLE V
                              ANCILLARY AGREEMENTS

5.1      EMPLOYEES

         (a) Subject to Section 5.3, the Vendors have advised all Employees (other than those listed in Schedule K (the "Excluded Employees")) of this transaction and have terminated their employment effective on the Effective Date in accordance with the form of the joint notice of termination and offer of employment set out in Schedule L. The Purchasers have offered comparable employment (including without limitation, position, salary and the Purchasers' standard benefits but excluding pensions), effective from the Effective Date, to all Employees of the Vendors other than Excluded Employees. The Vendors and Purchasers shall use all reasonable commercial efforts to attempt to induce all Employees (other than Excluded Employees) to enter into employment with the Purchasers in the Business so as to ensure continuity of employment. The Vendors shall pay and satisfy, as at the Effective Date, all salaries, wages, termination pay, wrongful dismissal claims, holiday pay, annual leave pay, employment insurance premiums, workers' compensation (or equivalent) payments, income tax and pension plan (or equivalent) deductions if applicable and other payments to be made to or on behalf of the Employees to and including the Effective Date. Notwithstanding the foregoing, the Purchasers will recognize and be responsible for that vacation time earned during and after the 2001 calendar year and to be taken after the Effective Date for those Employees who have agreed to be and are hired as employees of the Purchasers. As well, the Purchasers shall assume at the Time of Closing the years of service and all respective severance obligations or other length of service related benefits of all such Employees so hired by the Purchasers. In addition and subject to the aforesaid obligations of the Vendors, the Purchasers are only responsible for those Employees of the Vendors whose employment by the Vendors has been terminated and who have agreed to be hired as employees of the Purchasers.

         (b) With respect to any other Employee Plans not specifically addressed in this Agreement, incentive plans, bonus plans, equity-based compensation plans, severance and fringe benefit plans, the Vendors shall retain all liability therefor and the Purchasers shall have no liability therefor.

         (c) The Vendors shall retain all liability for any workers' compensation claims of the Employees arising from or relating to any injury, illness or condition incurred or existing prior to the Effective Date.

         (d) No third party benefits in favor of any Person, including the Employees, will be created, implied or inferred from the provisions of this Section 5.1.

         (e) Notwithstanding anything else in this Agreement and in particular Sections 5.1(a), (b), (c) and (d), the following provisions of this Section 5.1 shall apply in respect of the UK Employees.

                  (i) The UK Vendor and the UK Purchaser agree that the sale of UK Business constitutes a transfer of an undertaking for the purposes of the Transfer of Undertakings (Protection of Employment) Regulations 1981 ("the Transfer Regulations") and accordingly the contracts of employment of the UK Employees will (with the exception of any terms relating to an occupational pension scheme) have effect from the Closing Date as if originally made between the UK Employees and the UK Purchaser unless any such Employee objects to being transferred in accordance with Regulation 5(4A) of the Transfer Regulations.

                  (ii) All amounts payable under or in connection with the contract of employment of each of the UK Employees in respect of any period prior to the Effective Date shall be for the account of the UK Vendor and thereafter for the account of the UK Purchaser and any necessary apportionment shall be made as at the Effective Date and the UK Purchaser shall indemnify the UK Vendor and keep it fully indemnified at all times against all statutory, contractual and common law liabilities to or in respect of or on behalf of any of the UK Employees on or after the Effective Date.

                  (iii) The UK Purchaser shall indemnify the UK Vendor in respect of any costs arising from the change of employer occurring by reason (A) of the operation of the Transfer Regulations being a significant change and to the detriment of the UK Employees and/or (b) as a consequence of the UK Purchaser's direct or indirect discussions or communications with the UK Vendor and/or any UK Employee about this transaction and/or the terms or circumstances of it or the UK Purchaser's proposed changes to the UK Employees' terms and conditions (including any proposal by the UK Purchaser to withdraw the occupational pension entitlements and/or arrangements applicable prior to the Effective Date.

                  (iv) The UK Vendor hereby warrants to the UK Purchaser that the UK Vendor has complied with the provisions of Regulation 10 of the Transfer Regulations with respect to the UK Employees.

                  (v) The UK Vendor hereby irrevocably and unconditionally agrees with UK Purchaser to indemnify and keep indemnified the UK Purchaser from and against all claims by and liabilities to any person (other than the UK Employees) claiming to be an employee or ex employee in respect of the UK Business to whom the Transfer Regulations apply in respect of the transfer of the UK Business to the UK Purchaser and any losses, liabilities, costs or expenses caused by any order made in respect of such person pursuant to or due to the existence or operation of the Transfer Regulations together with any relevant costs, expenses or liabilities incurred by the UK Purchaser in respect of such claims including without prejudice to the generality of the foregoing the amount of any payment made by the UK Purchaser to any such person to settle any such claim.

5.2      EMPLOYMENT AGREEMENTS

         On the Closing Date, the Canadian Purchaser and DH and the Canadian Purchaser and BR shall enter into the Employment Agreements.

5.3      MAINTENANCE OF RECORDS OF VENDORS AND CONFIDENTIALITY

         For a period of 2 years following the Closing Date or such further periods of time as records may be required to be maintained by law, the Vendors shall keep and maintain all of their books, records, invoices, statements, files, correspondence and other materials as presently maintained and supplemented for the Business or any of the Purchased Assets up to the Closing Date and which were not left in the possession of the Purchasers (it being the intention that all such records will be left on the Closing Date in the possession of the Purchasers), at a reasonable location of which, if applicable, the Vendors shall advise the Purchasers. The Purchasers, their representatives, accountants and solicitors shall have access thereto at all reasonable times and at the Purchasers' own cost and expense may make extracts therefrom and photocopies thereof, it being the intention of the parties hereto that all such information which may be of benefit to the Purchasers in the continuance of the conduct of the Business shall be made available to the Purchasers for the limited time aforesaid. For those books, records, invoices, statements, files, correspondence and other materials relating to the Business and/or the Purchased Assets which are left in the possession of the Purchasers on Closing for the benefit of the Purchasers, the Purchasers shall make same available for inspection by representatives of the Vendors during normal business hours and upon reasonable notice for the same.

5.4      AGENTS

         The Vendors covenant and agree that, should any claim for any commission or other payment with respect to the sale contemplated herein be made by any Person, firm or corporation representing that they have been retained by one or more of the Vendors or their Affiliates, the Vendors shall be responsible for settlement thereof.

5.5      COSTS

         It is understood and agreed that all expenses incurred by or on behalf of the parties hereto including, without limiting the generality of the foregoing, fees and expenses of agents, counsel, solicitors, consultants and accountants employed by the parties herein in connection with the authorization, preparation, execution and performance of this Agreement shall be borne solely by the party or parties who have incurred the same, and the other party or parties shall have no liability in respect thereof, save as otherwise expressly provided in this Agreement. In the event that any legal action is commenced to enforce or interpret this Agreement, or any part thereof the non-prevailing party shall pay all reasonable solicitors fees (on a solicitor and his own client full indemnity basis) and all reasonable costs and expenses of the prevailing party incurred as a result thereof.

5.6      NO ASSUMPTION OF LIABILITY BY PURCHASERS

         Except as otherwise specifically set forth herein, the Purchasers shall not be responsible or liable in any way whatsoever for any obligations, covenants or liabilities of the Vendors of whatever nature or howsoever arising.

5.7      NAME CHANGE

         At the Time of Closing (or as soon as practicable thereafter) the Vendors shall change their names and shall cause all of their respective Affiliates to change their names to delete any reference therein to "Hampson-Russell".

5.8      WARRANTIES

         The Vendors shall retain responsibility for all product warranties of the Vendors, express or implied relating to the conduct of the Business at any time prior to the Effective Date, provided that, if requested by the Vendors, the Purchasers will perform any required warranty work and will be reimbursed therefor at cost by the Vendors.

5.9      RESTRICTION

         In consideration for the execution by the Purchasers of this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Vendors, DH, BR, HI, RST and Vada hereby agrees (for themselves and their representatives) with the Purchasers that, from the date of the execution of this Agreement to the Closing Date or such other date as the parties may mutually agree, it shall not, without the prior written consent of the Purchasers, engage or attempt to engage, directly or indirectly, in any negotiations or discussions or solicit, directly or indirectly any offer of any kind or expression of interest with other parties respecting a transaction similar to that contemplated herein (involving, without limitation, either shares or assets).

5.10     REGISTRATION RIGHTS

         (a) Veritas DGC will use reasonable efforts to register under the U.S. Securities Act of 1933, as amended (the "Securities Act"), the Shares pursuant to a non-underwritten offering having a period of distribution not to exceed one year from the date of effectiveness of the Registration Statement (as defined herein). In furtherance of such obligation, Veritas DGC shall file, as soon as possible and, in any event within 45 days after the Closing Date, with the U.S. Securities and Exchange Commission (the "Commission") a registration statement on the appropriate form seeking the registration for resale of the Shares (the "Registration Statement"), pursuant to a non-underwritten offering in accordance with the plan of distribution described therein so that the Shares are registered and freely tradeable in the United States except for regulations applicable to affiliates, officers and directors of Veritas DGC and its Affiliates. Such 45 day period shall be extended as necessary in the event that Veritas DGC does not receive all information from the Vendors, their Affiliates and employees required to be included in the Registration Statement. References in this Section 5.10 to the Shares shall be deemed to include any shares of Veritas Common Stock or other securities received by the Canadian Vendor on account of any stock split, stock dividend or merger of Veritas DGC.

         (b)      Notwithstanding anything to the contrary contained in this
                  Section 5.10, Veritas DGC shall not be obligated to prepare and file the Registration Statement pursuant to this Section 5.10, or prepare or file any amendment or supplement thereto, at any time when Veritas DGC reasonably believes that the filing thereof, or the offering of securities pursuant thereto, would adversely affect a pending or proposed public offering of securities of Veritas DGC, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction relating to Veritas DGC or negotiations, discussions or pending proposals with respect thereto or require premature disclosure of information not otherwise required to be disclosed to the potential detriment of Veritas DGC.

         (c)      Notwithstanding anything to the contrary contained in this
                  Section 5.10, Veritas DGC shall be permitted, on written notice to the Canadian Vendor, to suspend the period of sale or distribution of the Shares at any time when Veritas DGC reasonably believes that the sale or distribution thereof would adversely affect a pending or proposed public offering of securities of Veritas DGC, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction relating to Veritas DGC or negotiations, discussions or pending proposals with respect thereto or require premature disclosure of information not otherwise required to be disclosed to the potential detriment of Veritas DGC.

         (d) The filing of the Registration Statement, or any amendment or supplement thereto, by Veritas DGC may not be deferred pursuant to Section 5.10(b), and the sale and distribution of the Shares may not be suspended pursuant to Section 5.10(c), for more than 45 days after the abandonment or consummation (or the completion of the distribution of securities in the case of a public offering) of any of the proposals or transactions described therein.

         (e) The Canadian Vendor agrees and covenants to fully cooperate with and assist Veritas DGC and its counsel and representatives in connection with Veritas DGC's obligations under this Section 5.10, including providing such information as requested by Veritas DGC in connection the preparation of the Registration Statement and the resale of the Shares.

         (f)      Veritas DGC will, subject to the other provisions of this
                  Section 5.10:

                  (i) seek to cause the Registration Statement to become and remain effective for a period of up to one year following the effectiveness of the Registration Statement or such shorter period of time until the transfer or sale of all the Shares has been completed;

                  (ii) as expeditiously as reasonably practicable, prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of the Shares covered by the Registration Statement in accordance with the intended method of distribution set forth therein;

                  (iii) as expeditiously as reasonably practicable, furnish to the Canadian Vendor such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, and such other documents as the Canadian Vendor may reasonably request, in order to facilitate the public sale or other disposition in the United States of the Shares owned by the Canadian Vendor; provided, however, that the obligation of Veritas DGC to deliver copies of prospectuses or preliminary prospectuses to the Canadian Vendor shall be subject to the receipt by Veritas DGC of reasonable assurances from the Canadian Vendor that it will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use by it of any prospectuses or preliminary prospectuses;

                  (iv) as expeditiously as practicable, use its best efforts to register or qualify the Shares under such other securities laws of such United States jurisdictions as the Canadian Vendor shall reasonably request (considering the nature and size of the offering) and do any and all other acts and things which may be necessary or desirable to enable the Canadian Vendor to consummate the public sale or other disposition in such jurisdictions of the Shares; provided, however, that Veritas DGC shall not be required to qualify to transact business as a foreign corporation in any jurisdiction in which it would otherwise not be required to be so qualified or to take any action which would subject it to general service of process in any jurisdiction in which it is not then so subject; and

                  (v) bear all Registration Expenses (as defined below) in connection with the registration hereunder; provided, however, that all Selling Expenses (as defined below) of the Shares and all fees and disbursements of counsel for the Canadian Vendor shall be borne by the Canadian Vendor. For purposes of this Section 5.10(f), expenses incurred by Veritas DGC in complying with this Section 5.10 include (i) all U.S. registration and filing fees; (ii) all printing expenses, (iii) all fees and disbursements of counsel for Veritas DGC, (iv) all blue sky fees and expenses, and (v) all fees and expenses of accountants for Veritas DGC, and such expenses are herein referred to as "Registration Expenses". All brokerage and selling commissions and fees and expenses of counsel for the Canadian Vendor in connection with any such registration or resale are herein referred to as "Selling Expenses".

         (g)      Indemnification.

                  (i) In the event of a registration of the Shares under the Securities Act pursuant to this Agreement, Veritas DGC will indemnify and hold harmless the Canadian Vendor and any other Person, if any, who controls the Canadian Vendor within the meaning of
                           Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Canadian Vendor or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in the Registration Statement, any preliminary prospectus distributed with the consent of Veritas DGC or final prospectus contained therein, or any amendment thereof or supplement thereto, including all documents incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will, unless Veritas DGC assumes the defense as provided in Section 5.10(g)(iii), promptly following request and receipt of reasonable supporting documents, such as invoices, reimburse the Canadian Vendor and each such controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Veritas DGC will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary prospectus, such final prospectus or such amendment or supplement, including all documents incorporated by reference therein, in reliance upon and in conformity with written information furnished to Veritas DGC by or on behalf of the Canadian Vendor or a controlling Person thereof specifically for use in the preparation thereof.

                  (ii) In the event of any registration of the Shares under the Securities Act pursuant to this Agreement, the Canadian Vendor will indemnify and hold harmless Veritas DGC and the Purchasers and each Person, if any, who controls Veritas DGC or the Purchasers within the meaning of Section 15 of the Securities Act, each officer of Veritas DGC who signs the Registration Statement, each director of Veritas DGC and each Person who controls any underwriter (if any) within the meaning of Section 15 of the Securities Act, against any and all such losses, claims, damages, liabilities or actions which Veritas DGC or such officer, director, underwriter (if any) or controlling Person may become subject under the Securities Act or otherwise, and will reimburse Veritas DGC, each such officer, director, underwriter (if any) and controlling Person for any legal or any other expenses reasonably incurred by such party in connection with investigating or defending any such loss, claim, damage, liability or action, if (A) such loss, claim, damage, liability or action in respect thereof arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any such prospectus, or any amendment thereof or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission of a material fact was made in reliance upon and in conformity with information furnished to Veritas DGC by or on behalf of the Canadian Vendor specifically for use in connection with the preparation of the Registration Statement or prospectus or (B) such loss, claim, damage, liability or action in respect thereof arises out of or is based upon the Canadian Vendor's failure to deliver any required prospectus or otherwise comply with applicable laws regarding the same.

                  (iii) Promptly after receipt by any indemnified Person of notice of any claim or commencement of any action in respect of which indemnity is to be sought against an indemnifying Person pursuant to this Section 5.10, such indemnified Person shall notify the indemnifying Person in writing of such claim or of the commencement of such action, and, subject to provisions hereinafter stated, in case any such action shall be brought against an indemnified Person and such indemnifying Person shall have been notified of the same, such indemnifying Person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified Person, and after notice from the indemnifying Person to such indemnified Person of its election to assume the defense thereof, such indemnifying Person shall not be liable to such indemnified Person in connection with the defense thereof; provided, however, if there exists or will exist a conflict of interest which would make it inappropriate in the reasonable judgment of the indemnified Person for the same counsel to represent both the indemnified Person and such indemnifying Person then such indemnifying Person shall be entitled to retain its own counsel at the expense of such indemnifying Person; provided further, however, the indemnifying Person shall not be required to pay for more than one separate counsel for all of the indemnified Persons in addition to any local counsel. Payment of any amounts due pursuant to this Section 5.10(g) shall be made within 10 Business Days after notice is sent by the indemnified Person.

         (h) If Rule 144 or Rule 145 as promulgated under the Securities Act or any successor or similar rule or statute shall permit the unconditional sale of the Shares, the rights of the Canadian Vendor as to the registration provided for in this Agreement as to the Shares shall terminate immediately.

         (i) Veritas DGG hereby covenants and agrees with the Canadian Vendor that it shall use best efforts to, as soon as practicable following Closing, obtain a favourable opinion of U.S. counsel with respect to the issuance and registration of the Shares hereunder and related U.S. securities law matters, in a form acceptable to the Canadian Vendor, acting reasonably and to rectify any deficiencies in the issuance of the Shares as contemplated herein identified in such opinion.

5.11     BONUS PLAN

         At the Time of Closing Veritas DGC shall institute a bonus plan in a form mutually agreed and Veritas DGC shall maintain such bonus plan throughout the Transition Period and for so long thereafter as is necessary to make the bonus payments contemplated therein.

                                   ARTICLE VI
                              CONDITIONS ON CLOSING

6.1      CONDITIONS FOR THE BENEFIT OF THE PURCHASERS

         The Closing is subject to the following conditions to be fulfilled or performed at or prior to the Time of Closing, which conditions are for the exclusive benefit of the Purchasers and may be waived in whole or in part by the Purchasers in their sole discretion:

         (a) the representations and warranties of the Vendors, HI, RST and Vada contained in this Agreement shall be true and correct in all material respects, as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of such date (except as affected by the transactions contemplated or permitted by this Agreement), and the Vendors, HI, RST and Vada shall have executed and delivered a certificate of a senior officer to that effect. The receipt of such certificate and the Closing shall not be a waiver of the representations and warranties of the Vendors, HI, RST and Vada which are contained in this Agreement. Upon the delivery of such certificate, the representations and warranties of the Vendors, HI, RST and Vada shall be deemed to have been made on and as of the Closing Date (except as affected by the transactions contemplated or permitted by this Agreement) with the same force and effect as if made on and as of such date;

         (b) all authorizations, consents, orders and approvals (including without limitation those of shareholders, regulatory agencies, governmental agencies and other third parties) necessary for the performance by the Vendors, DH, BR, HI, RST and Vada of this Agreement and the completion of the transactions hereunder shall have been obtained in form and substance satisfactory to the Purchasers, acting reasonably, and there shall be in effect no preliminary or permanent injunction or other court, or governmental or regulatory agency of competent jurisdiction directing that the transactions contemplated by this Agreement not be consummated;

         (c) all agreements and other documents to be executed and delivered at Closing shall have been executed and delivered by the respective parties thereto;

         (d) the Purchasers and the Purchasers' Solicitors, acting reasonably, shall have approved all transfers, assignments, conveyances and other documents which are necessary to effect the transactions contemplated by this Agreement;

         (e) no substantial damage or destruction to the Purchased Assets by fire or other event shall have occurred which would adversely affect the operations of the Business;

         (f) no material adverse change shall have occurred in the affairs, operations, business or financial condition of either the Vendors or the Purchased Assets, from and after the date hereof; and

         (g) at Closing the Vendors shall have delivered to the Purchasers an opinion of the Vendors' Solicitors in the form attached as Schedule J.

6.2      NON-PERFORMANCE BY THE VENDORS, DH, BR, HI, RST AND VADA

         If any condition, obligation or covenant of the Vendors, DH, BR, HI, RST and Vada to be performed at or prior to the Time of Closing shall not have been fulfilled or performed by such time, the Purchasers may terminate this Agreement by notice in writing to the Vendors, DH, BR, HI, RST and Vada, and in such event the Purchasers shall be released from all of their obligations hereunder. The Vendors, DH, BR, HI, RST and Vada shall only be released from their respective obligations hereunder if the condition or conditions for the non-performance of which the Purchasers have terminated this Agreement are not reasonably capable of being performed or caused to be performed by all or any of the Vendors, DH, BR, HI, RST and Vada, as the case may be, by the Closing Date. Notwithstanding the foregoing, the Purchasers shall be entitled to waive compliance with any of such conditions, obligations or covenants in whole or in part if they see fit to do so without prejudice to any of their rights of termination in the event of non-performance of any other condition, obligation, or covenant in whole or in part.

6.3      CONDITIONS FOR THE BENEFIT OF THE Vendors, DH, BR, HI, RST and Vada

         The Closing is subject to the following conditions to be fulfilled or performed at or prior to the Time of Closing, which conditions are for the exclusive benefit of the Vendors, DH, BR, HI, RST and Vada and may be waived in whole or in part by the Vendors, DH, BR, HI, RST and Vada in their sole discretion:

         (a) the representations and warranties of the Purchasers contained in this Agreement shall, as a condition to proceeding with Closing, be true and correct in all material respects as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of such date (except as affected by the transactions contemplated or permitted by this Agreement), and the Purchasers shall have executed and delivered a certificate of a senior officer to that effect. The receipt of such certificate and the Closing shall not be a waiver of the representations and warranties of the Purchasers which are contained in this Agreement. Upon the delivery of such certificates, the representations and warranties of the Purchasers shall be deemed to have been made on and as of the Closing Date (except as affected by the transactions contemplated or permitted by this Agreement) with the same force and effect as if made on and as of such date;

         (b) all authorizations, consents, orders and approvals (including without limitation those of shareholders, regulatory agencies, governmental agencies and other third parties) necessary for the performance by the Purchasers of this Agreement and the completion of the transactions hereunder shall have been obtained in form and substance satisfactory to the Vendors, acting reasonably, and there shall be in effect no preliminary or permanent injunction or other court, or governmental or regulatory agency of competent jurisdiction directing that the transactions contemplated by this Agreement not be consummated;

         (c) all agreements and other documents to be executed and delivered at Closing shall have been executed and delivered by the respective parties thereto;

         (d) the Vendors and the Vendors' Solicitors, acting reasonably, shall have approved all transfers, assignments, conveyances and other documents which are necessary to effect the transactions contemplated by this Agreement; and

         (e) at Closing the Purchasers shall have delivered to the Vendors, DH, BR, HI and RST and Vada an opinion of the Purchasers' Solicitors in the form attached as Schedule N.

6.4      NON-PERFORMANCE BY THE PURCHASERS

         If any condition, obligation or covenant of the Purchasers to be performed at or prior to the Time of Closing shall not have been fulfilled or performed by such time, the Vendors, DH, BR, HI, RST and Vada may terminate this Agreement by notice in writing to the Purchasers, and in such event the Vendors, DH, BR, HI, RST and Vada shall be released from all of their obligations hereunder. The Purchasers shall only be released from their obligations hereunder if the condition or conditions for the non-performance of which the Vendors, DH, BR, HI, RST and Vada have terminated this Agreement are not reasonably capable of being performed or caused to be performed by the Purchasers by the Closing Date. Notwithstanding the foregoing, the Vendors, DH, BR, HI, RST and Vada shall be entitled to waive compliance with any of such conditions, obligations or covenants in whole or in part if they see fit to do so without prejudice to any of its rights of termination in the event of non-performance of any other condition, obligation, or covenant in whole or in part.

6.5      ACTIONS TO SATISFY CLOSING CONDITIONS

         Each of the parties hereto agrees to use commercially reasonable efforts to take, or cause to be taken all actions and to do or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                                   ARTICLE VII
                                     CLOSING

7.1      CLOSING - THE VENDORS, DH, BR, HI, RST AND VADA

         At the Closing, the Vendors, DH, BR, HI, RST and Vada shall take all reasonably necessary steps and proceedings to cause the Purchased Assets to be duly and validly transferred to the Purchasers and, in that regard, shall deliver to the Purchasers:

         (a) all bills of sale, transfers, assignments and consents as may be necessary to vest good and marketable title to the Purchased Assets in the names of the Purchasers, free and clear of all Encumbrances;

         (b) possession or control of the Purchased Assets subject to no third party interests, other than as described in the Schedules and Exception Letter;

         (c)      Employment Agreements executed by DH and BR;

         (d) a certificate of the Vendors, HI, RST and Vada certifying that as at the Closing Time all representations and warranties of the Vendors, HI, RST and Vada contained in this Agreement are true and correct;

         (e)      the opinion of the Vendors' Solicitors;

         (f)      the Contract List and the Customers and Suppliers List;

         (g) such further documents, certificates, resolutions and assurances as may be reasonably required by the Purchasers' Solicitors in order to complete the sale contemplated herein; and

         (h) a GST Form 44 for the Canadian Vendor completed and executed by the Canadian Vendor.

7.2      CLOSING - THE PURCHASERS

         At the Closing the Purchasers shall deliver or cause to be delivered to the Vendors, DH, BR, HI, RST and Vada, as applicable:

         (a)      the payments, Rights and Veritas Common Stock contemplated in
                  Section 2.4 to be delivered by the Purchasers;

         (b)      Employment Agreements executed by the Canadian Purchaser;

         (c) a certificate of the Purchasers certifying that as at the Time of Closing all representations and warranties of the Purchasers contained in this Agreement are true and correct;

         (d)      the opinion of the Purchasers' Solicitors;

         (e) such further documents and assurances as may be reasonably required by the Vendors' Solicitors in order to complete the sale contemplated herein; and

         (f)      a GST Form 44 completed and executed by the Canadian
                  Purchaser.

The Closing shall take place at the Time of Closing on the Closing Date at the offices of the Purchasers' Solicitors in Calgary, Alberta.

                                  ARTICLE VIII
                                    INDEMNITY

8.1      INDEMNITY BY THE VENDORS, DH, BR, HI, RST AND VADA

         Subject to the terms of this Agreement (including without limitation, the terms of Section 8.11), the Vendors, DH, BR, HI, RST and Vada shall, jointly and severally, be liable for and shall indemnify and save harmless the Purchasers together with all officers, directors, employees, Affiliates, shareholders and agents of the Purchasers (the "Purchasers' Indemnified Parties") of, from and against all liabilities, losses, costs, damages, legal fees (on a solicitor and his own client full indemnity basis, court costs and costs of investigating indemnifiable claims), disbursements, fines, penalties, expenses, all manner of actions, causes of actions, claims, demands, suits and proceedings (in case of discretionary costs, legal fees, disbursements and expenses incurred by the Purchasers' Indemnified Parties, such amounts shall be reasonable), all of whatever kind or nature, which all or any of the Purchasers' Indemnified Parties, directly or indirectly, may sustain, pay or incur or which may be brought or made against all or any of the Purchasers' Indemnified Parties, (and whether or not incurred in connection with any actions, or other proceedings, or claims or demands made by a third party against all or any of the Purchasers' Indemnified Parties) arising directly or indirectly from:

         (a) any breach by the Vendors, DH, BR, HI, RST or Vada of any of their respective representations, warranties, covenants or agreements made in this Agreement or in any other agreements made in connection with this transaction; or

         (b) any matters set forth in the following paragraphs of the Exception Letter: 3, 4, 5, 6 (with respect to the costs of off-the-shelf software which the Vendors are required to replace and with respect to business interruption related thereto), 7 (first sentence only as it relates to Sections 5(c) and (d) of the Exception Letter), 8 and 9.

8.2      INDEMNITY BY THE PURCHASERS

         Subject to the terms of this Agreement, the Purchasers shall, jointly and severally, be liable for and shall indemnify and save harmless the Vendors, DH, BR, HI, RST and Vada together with all officers, directors, employees, Affiliates, shareholders and agents of the Vendors, Vada, HI, RST, DH and BR (the "Vendors' Indemnified Parties") of, from and against all liabilities, losses, costs, damages, legal fees (on a solicitor and his own client full indemnity basis, court costs and costs of investigating indemnifiable claims), disbursements, fines, penalties, expenses, all manner of actions, causes of actions, claims, demands, suits and proceedings (in case of discretionary costs, legal fees, disbursements and expenses incurred by the Vendors' Indemnified Parties, such amounts shall be reasonable), all of whatever kind or nature, which all or any of the Vendors' Indemnified Parties, directly or indirectly, may sustain, pay or incur or which may be brought or made against all or any of the Vendors' Indemnified Parties, (and whether or not incurred in connection with any actions, or other proceedings, or claims or demands made by a third party against all or any of the Vendors' Indemnified Parties) arising directly or indirectly from any breach by the Purchasers of any of their respective representations, warranties, covenants or agreements made in this Agreement or in any other agreements made in connection with this transaction.

8.3      NOTIFICATION

         If a party becomes aware of a claim ("Claim") in respect of which indemnification is provided for hereunder, the party Claiming indemnity (the "Indemnified Party") shall promptly give written notice of the Claim to the party against whom indemnity is Claimed (the "Indemnifying Party"). Such notice shall specify whether the Claim arises as a result of a Claim by a Person against the Indemnified Party (a "Third Party Claim") or whether the Claim does not so arise (a "Direct Claim") and shall also specify with reasonable particularity (to the extent that the information is available):

         (a)      the factual basis for the Claim; and

         (b)      the amount of the Claim, if known.

8.4      DIRECT CLAIMS

         In the case of a Direct Claim, the Indemnifying Party shall have 60 days from receipt of notice of the Claim within which to make such investigation of the Claim as the Indemnifying Party considers necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Claim, together with all such other information as the Indemnifying Party may reasonably request. If both parties agree at or before the expiration of such 60 day period (or any mutually agreed upon extension thereof) to the validity and amount of such Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the full agreed upon amount of the Claim, failing which the matter shall be determined by a court of competent jurisdiction.

8.5      THIRD PARTY CLAIMS

         In the case of a Third Party Claim, the Indemnifying Party shall have the right, at its expense, to participate in or assume control of the negotiation, settlement or defence of the Claim. If the Indemnifying Party elects to assume such control, the Indemnifying Party shall reimburse the Indemnified Party for all of the Indemnified Party's reasonable out-of-pocket expenses incurred as a result of such participation or assumption. The Indemnified Party shall have the right to participate in the negotiation, settlement or defence of such Third Party Claim and to retain counsel to act on its behalf, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel at its expense or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the factual or potential differing interests between them (such as the availability of different defences). The Indemnified Party shall cooperate with the Indemnifying Party so as to permit the Indemnifying Party to conduct such negotiation, settlement and defence and for this purpose shall preserve all relevant documents in relation to the Third Party Claim, allow the Indemnifying Party access on reasonable notice to inspect and take copies of all such documents and require its personnel to provide such statements as the Indemnifying Party may reasonably require and to attend and give evidence at any trial or hearing in respect of the Third Party Claim. If, having elected to assume control of the negotiation, settlement or defence of the Third Party Claim, the Indemnifying Party thereafter fails to conduct such negotiation, settlement or defence with reasonable diligence, then the Indemnified Party shall be entitled to assume such control and the Indemnifying Party shall be bound by the results obtained by the Indemnified Party with respect to such Third Party Claim. If any Third Party Claim is of a nature such that:

         (a) the Indemnified Party is required by applicable law or the order of any court, tribunal or regulatory body having jurisdiction, or

         (b) it is necessary, in the reasonable view of the Indemnified Party acting in good faith and in a manner consistent with reasonable commercial practices, in respect of:

                  (i) a Third Party Claim by a customer relating to products or services supplied by the Business; or

                  (ii) a Third Party Claim relating to any contract which is necessary to the ongoing operations of the Business or any material part thereof in order to avoid material damage to the relationship between the Indemnified Party and any of its major customers or to preserve the rights of the Indemnified Party under such an essential contract, to make a payment to any Person (a "Third Party") with respect to the Third Party Claim before the completion of settlement negotiations or related legal proceedings, as the case may be, then the Indemnified Party may make such payment and the Indemnifying Party shall, promptly after demand by the Indemnified Party, reimburse the Indemnified Party for such payment. If the amount of any liability of the Indemnified Party under the Third Party Claim in respect of which such a payment was made, as finally determined, is less than the amount which was paid by the Indemnifying Party to the Indemnified Party, the Indemnified Party shall, promptly after receipt of the difference from the Third Party, pay the amount of such difference to the Indemnifying Party. If such a payment, by resulting in settlement of the Third Party Claim, precludes a final determination of the merits of the Third Party Claim and the Indemnified Party and the Indemnifying Party are unable to agree whether such payment was unreasonable in the circumstances having regard to the amount and merits of the Third Party Claim, then such dispute shall be referred to and finally settled by binding arbitration from which there shall be no appeal.

         Any recovery by an Indemnified Party of a payment made by an Indemnifying Party to a Third Party shall be reimbursed by the Indemnified Party to the Indemnifying Party forthwith upon such recovery.

8.6      SETTLEMENT OF THIRD PARTY CLAIMS

         If the Indemnifying Party fails to assume control of the defence of any Third Party Claim, the Indemnified Party shall have the exclusive right to contest, settle or pay the amount claimed. Whether or not the Indemnifying Party assumes control of the negotiation, settlement or defence of any Third Party Claim, the Indemnifying Party shall not settle, agree to settle or make any admission of liability in respect of any Third Party Claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed; provided, however, that the liability of the Indemnifying Party shall be limited to the proposed settlement amount if any such consent is not obtained for any reason within a reasonable time after the request therefor.

8.7      INTEREST ON CLAIMS

         The amount of any Claim submitted under this Article VIII as damages or by way of indemnification shall bear interest from and including the date any Indemnified Party is required to make payment in respect thereof at the prime rate of interest charged by HSBC Bank Canada to its most creditworthy commercial customers calculated from and including such date to but excluding the date reimbursement of such Claim by the Indemnifying Party is made, and the amount of such interest shall be deemed to be part of such Claim.

8.8      TAX ADJUSTMENTS

         The amount of any Claim submitted under this Agreement as damages or by way of indemnification shall be determined on an after-tax basis, it being acknowledged that an after-tax basis in respect of an amount paid or payable to a party (the "Initial Payment"), is a basis such that the Initial Payment is supplemented by an additional amount (the "Supplemental Payment"), if necessary, to such party so that the net amount received and retained by such party is equal to the amount of the Initial Payment before reduction for all taxes, of any nature whatsoever (including income taxes and GST), if any, imposed on such party in respect of the Initial Payment and the Supplemental Payment, and after taking into account the amount of any credits, deductions or other tax benefits or savings actually realized by the party receiving the payments at the time of the receipt of such payments; it being acknowledged and agreed by the party being indemnified on an after-tax basis that, if the party actually realizes any such credits, deductions or other tax benefits or savings after the receipt of such payment, such party will pay the amount of the savings subsequently realized promptly upon the receipt of such savings to the party who made the indemnity payments hereunder in order that the net amount received and retained remains equal to the amount of the Initial Payment.

8.9      SET-OFF

         Subject to Sections 8.10 to 8.17, inclusive, each party shall be entitled to set-off the amount of any finally determined Claim submitted hereunder as damages or by way of indemnification against any other amounts payable by the party to the other party whether under this Agreement or otherwise, other than pursuant to any employment or bonus agreement.

8.10     INDEMNIFIABLE CLAIM THRESHOLD

         Notwithstanding anything herein to the contrary, no party shall be liable for any indemnifiable Claim unless, and to the extent, either individually or in the aggregate, all indemnifiable Claims, as the case may be, exceed the sum of $100,000.

8.11     CERTAIN LIMITATIONS

         Notwithstanding any other provision in this Agreement to the contrary:

         (a) the liability of each of (i) DH and HI (collectively), (ii) BR and RST (collectively), and (iii) Vada, respectively, for Claims as contemplated in this Article VIII and Section 9.18 shall not exceed:

                  (i) in the case of DH and HI (collectively), an amount equal to 37.5% of the amount of any individual Claim and an amount equal to the Maximum Claims Amount in respect of all Claims in the aggregate;

                  (ii) in the case of BR and RST (collectively), an amount equal to 37.5% of the amount of any individual Claim and an amount equal to the Maximum Claims Amount in respect of all Claims in the aggregate; and

                  (iii) in the case of Vada, an amount equal to 25% of the amount of any individual Claim and an amount equal to the Maximum Claims Amount in respect of all Claims in the aggregate.

8.12     MAXIMUM CLAIMS AMOUNT

         As used herein, "Maximum Claims Amount" means:

         (a) in the case of DH and HI (collectively), a cash amount equal to 80% of HI's proportionate share of the cash portion of the Purchase Price contemplated in Section 2.4(a), being $2,775,000, less:

                  (i) HI's proportionate share of tax paid by the Vendors in connection with the Vendors' receipt of the Purchase Price contemplated in Sections 2.4(a) and
                           (b) (such aggregate being the "Vendors' Taxes"); and

                  (ii) tax paid in connection with the distribution of the Vendors' Purchase Price contemplated in Sections 2.4(a) and (b) (net of Vendors' Taxes) to HI

         plus an amount equal to the Number of Shares multiplied by the Share Proceeds;

         (b) in the case of BR and RST (collectively), a cash amount equal to 80% of RST's proportionate share of the cash portion of the Purchase Price contemplated in Section 2.4(a) being $2,775,000 less:

                  (i)      RST's proportionate share of the Vendors' Taxes; and

                  (ii) tax paid in connection with the distribution of the Vendors' Purchase Price contemplated in Sections 2.4(a) and (b) (net of Vendors' Taxes) to RST

         plus an amount equal to the Number of Shares multiplied by the Share Proceeds; and

         (c) in the case of Vada, a cash amount equal to 80% of Vada's proportionate share of the cash portion of the Purchase Price contemplated in Section 2.4(a) being $1,850,000 less:

                  (i)      Vada's proportionate share of the Vendors' Taxes; and

                  (ii) tax paid in connection with the distribution of the Vendors' Purchase Price contemplated in Sections 2.4(a) and (b) (net of Vendors' Taxes) to Vada

         plus an amount equal to the Number of Shares multiplied by the Share Proceeds.

8.13     NUMBER OF SHARES

         As used herein, "Number of Shares" means:

         (a) in the case of DH and HI, 30% of the aggregate number of Shares issued at the Time of Closing as contemplated in
                  Section 2.4(b);

         (b) in the case of BR and RST, 30% of the aggregate number of Shares issued at the Time of Closing as contemplated in
                  Section 2.4(b); and

         (c) in the case of Vada, 20% of the aggregate number of Shares issued at the Time of Closing as contemplated in Section 2.4(b).

8.14     SHARE PROCEEDS

         As used herein, "Share Proceeds" means:

         (a) in the case of any Share which has been disposed of after the Time of Closing and prior to the time of settling the relevant Claim by DH and/or HI, by BR and/or RST or by Vada, the after-tax proceeds (net of normal selling commissions) received by the selling party in connection with such disposition; and

         (b) in the case of any Share which has not been so disposed of, an amount equal to $7,250,000 divided by the aggregate number of Shares issued at the Time of Closing as contemplated in
                  Section 2.4(b) less the amount that would be tax paid by the selling party on a disposition of such Share (at the time of the delivery contemplated by Section 8.15 (c)) for said amount, (net of normal selling commission).

8.15     PAYMENT OF CLAIMS

         Notwithstanding any other provision in this Agreement to the contrary, payments to be made by one or more of (i) DH and HI (collectively),
         (ii) BR and RST (collectively), or (iii) Vada in respect of Claims shall be made:

         (a)      firstly, in cash from the cash amounts referred to in Section
                  8.12;

         (b)      secondly, in cash from the Share Proceeds referred to in
                  Section 8.14(a); and

         (c) thirdly, by the delivery of all or a portion of the Shares in respect of the Shares contemplated by Section 8.14(b) for deemed proceeds equal to the amount determined under Section 8.14(b).

8.16     PURCHASE PRICE ADJUSTMENT

         In the event that the Purchase Price is adjusted as contemplated herein, the cash amounts referred to in Section 8.12 shall be adjusted correspondingly.

8.17     AFTER-TAX PROCEEDS

         References in this Article VIII to "tax paid" and similar terms mean the actual tax paid by the applicable party after taking into account any refundable taxes which are received or which might reasonably be expected to be received by any party upon the payment of dividends or otherwise and further assumes that all available elections or deductions will be claimed to reduce the amount of taxes payable such as, for example, elections to have dividends treated as tax free dividends paid out of a corporation's capital dividend account. If tax is payable on any amount by such applicable party (or if a refund of such tax is available) but has not yet been paid (or refunded), then such references mean a reasonable estimated amount of the tax payable (or refundable) and an adjustment will be made by the applicable parties hereto to such estimated amount once the actual tax is paid (or refunded) to reflect the actual tax paid (or refunded) thereon. The parties acknowledge that no tax will be adjusted for twice or double counted in calculating the amount of any "tax paid" or other similar amounts, and that "after tax proceeds" means proceeds received less "tax paid" as described above.

8.18     EMPLOYEE SHARES

         The Canadian Vendor represents and warrants to the Canadian Purchaser that, except for the Shares contemplated in the last 3 lines of Section 2.4(b), all other Shares will be distributed to employees of the Canadian Vendor (other than DH and BR) and to Robert Bacon.

                                   ARTICLE IX
                                     NOTICES

9.1      NOTICES

         The parties hereto agree each with the other that any notice or other communication required or permitted to by given hereunder shall be in writing and shall be given by personal service, e-mail or facsimile to the address set forth below:

            If to Veritas DGC and/or one or more of the Purchasers:
                            c/o Veritas DGC Inc.
                            10300 Town Park
                            Houston, Texas
                            77072
                            Attention: Brent Whiteley
                            Facsimile No.: (832) 351-8701
                            E-mail: brent_whiteley@veritasdgc.com

            with a copy to: Bennett Jones LLP
                            4500, 855 - 2nd Street S.W.
                            Calgary, Alberta
                            T2P 4K7
                            Attention: Neil Stevenson
                            Facsimile No.: (403) 265-7219
                            E-mail: stevensonn@bennettjones.ca

            If to one or more of the Vendors and/or DH, BR, HI or RST:
                            c/o Hampson-Russell Software Services Ltd.
                            510, 715 - 5th Avenue S.W.
                            Calgary, Alberta
                            T2P 2X6
                            Attention: Daniel Hampson and Brian Russell
                            Facsimile No.: (403) 265-6651
                            E-mail: dan@hampsonrussell.com and
                            brian@hampsonrussell.com

            If to Vada:     Vada Industries Ltd.
                            Suite 2200, 715 - 5th Avenue S.W.
                            Calgary, Alberta
                            T2P 5A2
                            Attention: Peter Ryder
                            Facsimile No.: (403) 205-6309
                            E-mail:  ryderp@vadaindustries.com
             with a copy to: Fraser Milner Casgrain LLP
                             Suite 3000, 237 - 4th Avenue S.W.
                             Calgary, Alberta
                             T2P 4X7
                             Attention: David R. J. Lefebvre
                             Facsimile No.: (403) 268-3100
                             E-mail: david.lefebvre@fmc-law.com

Any notice delivered personally or by facsimile or e-mail shall be deemed to be received on the day of delivery if delivery is during the normal business hours of the recipient and, if not, on the next Business Day. Any party may designate a new address by giving written notice to the other.

9.2      KNOWLEDGE

         In this Agreement, references to "the knowledge of" and similar references means the actual knowledge (with reasonable inquiry) of any of the directors and senior executive officers of a party, or if an individual, the actual knowledge (with reasonable inquiry) of the individual. In this Section 9.2, references to "with reasonable inquiry" mean inquiry by reviewing the books, records, documents, correspondence and agreements of or in the possession of the Vendors and by making inquiry of the employees, consultants and contractors of the Vendor and of the Vendor's Solicitors. No intellectual property searches shall be required in connection with reasonable inquiry.

9.3      CURRENCY AND PAYMENT OF MONIES

         The parties acknowledge and agree that all references to currency herein are references to United States currency (other than in Schedules A and G which are in Canadian currency) and any payment of monies required to be made hereunder shall be made in United States funds and that any tender of monies or documents hereunder may be made upon the solicitors acting for the party upon whom the tender is desired and it shall be sufficient that a negotiable bank draft, certified cheque, solicitor's trust cheque or confirmation of wire transfer of funds is tendered instead of cash.

9.4      DATES EXTENDED

         The parties acknowledge and agree that if any date for payment of monies hereunder or fulfillment of any obligation hereunder shall fall on a day other than a Business Day, the date for the payment of such monies or fulfillment of such obligation hereunder shall be deemed postponed and extended to the next following Business Day.

9.5      FURTHER ASSURANCES

         The parties hereto each covenant and agree that if, at any time after the execution of this Agreement, any of the parties shall reasonably consider and be advised that any further actions, assignments or assurances are necessary or desirable to carry out the intent and accomplish the purposes of this Agreement, according to its terms, all the other parties will take such actions, execute and make all such assignments and assurances and do all things necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement or otherwise consummate the transactions contemplated by this Agreement according to its terms including, without limitation, the Purchasers shall account to the Vendors and make any payments required in a timely manner for any Excluded Assets received by the Purchasers on or after the Effective Date. Further, the Vendors and the Purchasers shall cooperate in the orderly transfer of the Purchased Assets, including the Vendors advising and referring all their respective customers relating to the Business to the Purchasers. Without limiting the generality of this Section 9.5, the Purchasers covenant and agree with the Vendors, HI, RST, DH, BR and Vada, and the Vendors, HI, RST, DH, BR and Vada covenant and agree with the Purchasers during the period from the date hereof to the Time of Closing, that the Purchasers and Vendors shall assist and co-operate in the preparation and filing with all applicable securities commissions or similar securities regulatory authorities of Canada and the United States of all necessary applications to seek exemptions, if required, from the prospectus, registration and other requirements of the applicable securities laws of Canada and any province or territory thereof and the United States and any state thereof for the issue by Veritas DGC of Veritas Common Stock in exchange for the Purchased Assets and the resale of such Veritas Common Stock (other than by control persons, affiliates, directors and officers and subject to requirements of general application).

9.6      GOOD FAITH AND REASONABLENESS

         Except as otherwise set forth herein:

         (a) the parties hereto each covenant and agree that each shall at all times act cooperatively, reasonably, diligently and in good faith in carrying out their obligations under this Agreement according to its spirit and intent; and

         (b) where any party is permitted to exercise discretion, give its consent or approval, or make a determination or decision, such discretion, determination or decision shall be exercised, used or made in good faith and in a commercially reasonable manner (unless specified to be at a party's sole discretion) and any required consent or approval shall not be unreasonably withheld or delayed.

9.7      ANNOUNCEMENTS

         Except as required by applicable law, no announcement with respect to this Agreement or the transactions described herein will be made by any party hereto without the prior approval of the other parties. The foregoing will not apply to any announcement by any party required in order to comply with applicable laws or requirements of regulatory authorities pertaining to timely disclosure; provided that such party will give prior advice of such announcement and the opportunity to participate in the content and wording of the announcement.

9.8      UNENFORCEABLE TERMS

         If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall be invalid or unenforceable to any extent the remainder of this Agreement or application of such term, covenant or condition to a party or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term, covenant or condition of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

9.9      AMENDMENTS

         This Agreement may be altered or amended in any of its provisions when any such changes are reduced to writing and signed by the parties hereto but not otherwise.

9.10     DEFAULT

         Save as expressly or otherwise provided in this Agreement, in the event of default by any party under this Agreement the aggrieved party shall, at its option, be entitled to either specific performance of all covenants or conditions provided in this Agreement or such other remedies as may be available to it.

9.11     ASSIGNMENT

         None of the parties to this Agreement may assign in whole or in part its rights or obligations under this Agreement.

9.12     HEADINGS

         The headings in this Agreement have been inserted for reference and as a matter of convenience only and in no way define, limit or enlarge the scope or meaning of this Agreement or any provision hereof.

9.13     SINGULAR, PLURAL AND GENDER

         Wherever the singular, plural, masculine, feminine or neuter is used throughout this Agreement the same shall be construed as meaning the singular, plural, masculine, feminine, neuter, body politic or body corporate where the fact or context so requires.

9.14     ENTIRE AGREEMENT

         This Agreement and the agreements and documents contemplated by this Agreement constitute the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, unless specifically excluded herein or therein and there are no conditions, covenants, general or specific warranties, representations or other agreements or provisions, express or implied, collateral, statutory or otherwise by or among the parties in connection with the entering into of this Agreement or the subject matter hereof except as specifically set forth herein.

9.15     NO WAIVER

         No consent or waiver, express or implied, by any party to or of any breach or default by any other party in the performance by such other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of obligations hereunder by such other party hereunder. Failure on the part of any party to complain of any act or failure to act of any other party or to declare any other party in default, irrespective of how long such failure continues shall not constitute a waiver by such first party of its rights hereunder.

9.16     GOVERNING LAW AND SUBMISSION TO JURISDICTION

         This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein and the parties hereto hereby submit to the non-exclusive jurisdiction of the Courts in the Province of Alberta.

9.17     SURVIVAL

         Subject to Sections 4.1, 4.2 and 4.3 hereof as to survival of representations and warranties, the provisions of this Agreement shall survive the Closing including, without limitation, delivery and acceptance of the documents and the taking of possession of the Purchased Assets by the Purchasers, and further, shall not be merged therein or therewith.

9.18     GUARANTEE

         Subject to the terms of this Agreement (including, without limitation, the terms of Section 8.11),

         (a) HI, RST and Vada hereby jointly, severally and unconditionally guarantee the obligations and liabilities of the Vendors under this Agreement and under all other agreements entered into by the Vendors and the Purchasers in connection herewith at Closing and shall not be released, discharged, limited or otherwise affected by the Vendors becoming insolvent or bankrupt or subject to any proceedings under the provisions of the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the arrangement provisions of applicable corporate legislation or any legislation in replacement of the foregoing or the Purchasers voting in favour of any proposal, arrangement or compromise in connection with any of the foregoing;

         (b) DH hereby unconditionally guarantees the obligations and liabilities of HI under this Agreement and under all other agreements entered into by HI and the Purchasers in connection herewith at Closing and shall not be released, discharged, limited or otherwise affected by HI becoming insolvent or bankrupt or subject to any proceedings under the provisions of the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the arrangement provisions of applicable corporate legislation or any legislation in replacement of the foregoing or the Purchasers voting in favour of any proposal, arrangement or compromise in connection with any of the foregoing; and

         (c) BR hereby unconditionally guarantees the obligations and liabilities of RST under this Agreement and under all other agreements entered into by RST and the Purchasers in connection herewith at Closing and shall not be released, discharged, limited or otherwise affected by RST becoming insolvent or bankrupt or subject to any proceedings under the provisions of the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the arrangement provisions of applicable corporate legislation or any legislation in replacement of the foregoing or the Purchasers voting in favour of any proposal, arrangement or compromise in connection with any of the foregoing.

         Without limiting the foregoing, the Purchasers agree that a guarantor under Section 9.18 will only be required to make payment and performance of the obligations and liabilities guaranteed hereunder, if the Indemnifying Parties against whom the Purchasers have made a valid Claim have failed in the payment and performance of the obligations and liabilities guaranteed under Section 9.18(a) (collectively, the "Corporate Vendor Obligations") and a period of 30 days has lapsed after receipt of written notice given by the Purchasers to the Indemnifying Party that the Corporate Vendor Obligations have become due and payable.

9.19     TIME OF ESSENCE

         Time shall be of the essence of this Agreement.

9.20     COUNTERPART AND FACSIMILE EXECUTION OF DOCUMENTS

         This Agreement and all other documents and agreements contemplated hereby may be executed and delivered in counterpart, including execution and delivery by facsimile, each of which when so executed and delivered shall be deemed to be an original, and such counterparts shall constitute one and the same agreement and shall be deemed to be and constitute a properly executed and delivered document and further, notwithstanding the date of execution of such counterparts shall be deemed to bear the date as of the date of the document so executed.

9.21     STATUTORY AND LEGAL REFERENCES

         (a) Any reference to a statute shall include and shall be deemed to be a reference to such statute and to the regulations made pursuant thereto and promulgated thereunder and any final judicial decisions interpreting the same, with all amendments made thereto and in force from time to time, and to any statute or regulation that may be passed which has the effect of supplementing or superseding the statute so referred to or the regulations made pursuant thereto.

         (b) Any reference to a Canadian legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than Canada, be deemed to include, to the extent applicable, what most nearly approximates in that jurisdiction to the Canadian legal term and any reference to any Canadian statute shall be construed so as to include equivalent or analogous laws of any other jurisdiction.

9.22     ENUREMENT

         This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors.

         IN WITNESS WHEREOF the parties have executed this Agreement all on the day and year first above written.

                                VERITAS DGC INC.


                                Per:
                                            --------------------------------

                                Per:
                                            --------------------------------

                                VERITAS GEOPHYSICAL CORPORATION


                                Per:
                                            --------------------------------

                                Per:
                                            --------------------------------

                                HAMPSON-RUSSELL LIMITED
                                PARTNERSHIP, BY ITS PARTNER
                                HAMPSON-RUSSELL GP INC.


                                Per:
                                            --------------------------------

                                Per:
                                            --------------------------------

                                VERITAS DGC LTD.


                                Per:
                                            --------------------------------

                                Per:
                                            --------------------------------

                                VERITAS DGC AUSTRALIA PTY LIMITED


                                Per:
                                            --------------------------------

                                Per:
                                            --------------------------------

                                HAMPSON-RUSSELL SOFTWARE
                                SERVICES LTD.


                                Per:
                                            --------------------------------

                                Per:
                                            --------------------------------

                                HAMPSON-RUSSELL SOFTWARE
                                SERVICES (U.S.) INC.


                                Per:
                                            --------------------------------

                                Per:
                                            --------------------------------

                                HAMPSON-RUSSELL SOFTWARE
                                SERVICES INC.


                                Per:
                                            --------------------------------

                                Per:
                                            --------------------------------

                                HAMPSON-RUSSELL SOFTWARE
                                SERVICES PTY LTD.


                                Per:
                                            --------------------------------

                                HAMPSON INVESTMENTS LTD.


                                Per:
                                            --------------------------------

                                RUSSELL SEISMIC TRAINING LTD.


                                Per:
                                            --------------------------------

                                        VADA INDUSTRIES LTD.


                                        Per:
                                            --------------------------------

                                        Per:
                                            --------------------------------

--------------------------------------  ------------------------------------
Witness                                 DANIEL HAMPSON


--------------------------------------  ------------------------------------
Witness                                 BRIAN RUSSELL

                      "The Guarantees Acknowledgement Act"

                          CERTIFICATE OF NOTARY PUBLIC

                  I HEREBY CERTIFY THAT:

         1. Daniel Hampson, of the City of Calgary, in the Province of Alberta, the guarantor in the guarantee contained in Section 9.18(b) of the Agreement to which this Certificate is attached, appeared in person before me and acknowledged that he had executed the Agreement; and

         2. I satisfied myself by examination of him that he is aware of the contents of the guarantee and understands it.

                  GIVEN at the City of Calgary, in the Province of Alberta, this ___ day of August, 2002, under my hand and seal of office.

                                       -------------------------------------
                                       David R.J. Lefebvre
                                       A Notary Public in and for the
                                       PROVINCE OF ALBERTA



                             STATEMENT OF GUARANTOR


         I am the person named in this Certificate.

                                       -------------------------------------
                                       Daniel Hampson

                      "The Guarantees Acknowledgement Act"

                          CERTIFICATE OF NOTARY PUBLIC

                  I HEREBY CERTIFY THAT:

         1. Brian Russell, of the City of Calgary, in the Province of Alberta, the guarantor in the guarantee contained in Section 9.18(c) of the Agreement to which this Certificate is attached, appeared in person before me and acknowledged that he had executed the Agreement; and

         2. I satisfied myself by examination of him that he is aware of the contents of the guarantee and understands it.

                  GIVEN at the City of Calgary, in the Province of Alberta, this ___ day of August, 2002, under my hand and seal of office.

                                       -------------------------------------
                                       David R.J. Lefebvre
                                       A Notary Public in and for the
                                       PROVINCE OF ALBERTA



                             STATEMENT OF GUARANTOR


         I am the person named in this Certificate.

                                       -------------------------------------
                                       Brian Russell

                                   SCHEDULE A

                                PURCHASED ASSETS

Assets & Depreciation - at June 30, 2002 in CAD

Start Date:                     31-Jul-93
Current Date:                   30-Jun-02
Elapsed months                  108.00

                                                                           Age in
                                             Original       Current        Months      Opening       Current
                                              Cost           Depr.       From start     Value         Value
                                             --------       -------      ----------    -------       -------

OFFICE EQUIPMENT

Dictaphone Express Writer-Transcrb            838.00          0.00         22.00        838.00          0.00
HP Plotter (Henry Hoy)                       9241.80          0.00         26.00       9241.80          0.00
4 Dr Lateral Filing Cabinet - OffDpt          469.99          0.00         28.00        469.99          0.00
2 Ergo Standard Desk Chairs (Ducky's)         299.90          0.00         30.00        299.90          0.00
4 Sky Blue Kitchen Chairs (Ducky's)           319.80          0.00         31.00        319.80          0.00
3 Oak Monitor Tray Stands (Ducky's)           239.85          0.00         31.00        239.85          0.00
Mahagony Workstation Table (Ducky's)         1539.75          0.00         31.00       1519.75          0.00
Reception Desk                               5785.00          0.00         33.00       5785.00          0.00
Nexus Exhibits (Booth Panels)                2420.00          0.00         37.00       2420.00          0.00
Display Design (Booth Panels)                2760.00          0.00         39.00       2760.00          0.00
Oak Framed Whiteboard (Corp.Exp)              207.90          3.10         41.00        207.90          0.00
Greenery Office Interior (Plants)            2178.55         32.68         43.00       2178.55         54.46
RGO Office Equipment (Ven.Blinds)             348.00          5.22         43.00        348.00          8.70
Staples (4Dr Lateral Filing Cabinet)          449.00          6.74         47.00        449.00         38.17
Ducky's (2 dr Lat.Oak Fil Cab) Ribrdy         399.95          6.00         51.00        399.95         57.99
Nexus Exhibits (Booth)                       4270.00         64.05         57.00       4270.00       1003.45
Ducky's 2 Bookcases 1 Scott                   439.90          6.60         58.00        439.90        109.98
Ducky's 2 ERGO task chairs 1 Scott            399.90          6.00         58.00        399.90         99.98
Ducky's 3 Boardroom Chairs 1 Scott            599.85          9.00         59.00        599.85        158.96
Greenery Office Interior (Plants)             435.00          6.53         59.00        435.00        115.28
Delphi Solutions (2 phones)                   712.00         10.68         59.00        712.00        188.68
Ducky's 2 L Desk Left Oak Units              2305.90         34.59         60.00       2305.90        645.65
Ducky's 2 ERGO Deluxe #29 Chairs              402.70          6.04         60.00        402.70        112.76
Ducky's 48" Oak Bookcase                      185.15          2.78         60.00        185.15         51.84
Ducky's 3 Boardroom Chairs                    752.85         11.29         60.00        752.85        210.80
C. Ribordy RGO Chair                          295.00          4.43         60.00        295.00         82.60
Ducky's L Desk Right Side Oak Unit           1287.85         19.32         60.00       1287.85        360.60
Avenue (Shipping Table)                       917.97         13.77         61.00        917.97        270.80
Ducky's 30x60 Jr Exec Oak Desk Todor          599.95          9.00         61.00        599.95        176.99
Ducky's 2 drwr lateral oak file BR            449.95          6.75         61.00        449.95        132.74
Ducky's Oak Computer Table (AL)               399.95          6.00         64.00        399.95        135.98
Ducky's Oak Bookcase (LW)                     259.95          3.90         65.00        259.95         92.28
2 Ducky's Oak Bookcases (CR,AF)               519.90          7.80         66.00        519.90        192.36
Ducky's Oak 30x60 Desk (AF)                   599.95          9.00         66.00        599.95        221.98
Ducky's 2 ERGO task chairs                    399.90          6.00         66.00        399.90        147.96
Willson Dictation Transcriber                 428.30          6.42         66.00        428.30        158.47
Ducky's L-Unit Desk (SM)                      952.95         14.29         68.00        952.95        381.18
Polcom Soundstation (Delphi)                 1261.00         18.92         69.00       1261.00        523.32
Ducky's 72" Oak bookcase                      249.95          3.75         71.00        249.95        111.23
Ducky's 72" Oak bookcase                      249.95          3.75         72.00        249.95        114.98
Apex Audio Visual Projector c/w/case         9100.00        136.50         74.00       9100.00       4459.00
Ducky's 2 Oak tables for servers              659.90          9.90         76.00        659.90        343.15
Ducky's L Unit Desk (AF)                     1098.95         16.48         78.00       1098.95        604.42
Ducky's 1 Desk Chair                          199.95          3.00         78.00        199.95        109.97
HRS - Houston Ikea Furniture (J Pero         1896.22         28.44         78.00       1896.22       1042.92
HRS - Houston Viking Chair (J Peron)          316.09          4.74         79.00        316.09        178.59
Ducky's 8 Desk Chairs @ arms                 2553.60         38.30         80.00       2553.60       1481.09

Delphi Solutions (Polycom Upgrade)                   2078.00          31.17        80.00       2078.00           1205.24
Delphi Solutions Adjustment                          (400.00)          0.00        83.00       (400.00)             0.00
BR Motorola Startac 65 Phone                          459.97           6.90        85.00        459.97            301.28
Keith Hirsche Executive Chair                         250.00           3.75        85.00        250.00            163.75
T Fountain telephone headset                          330.80           4.96        87.00        330.80            226.60
Apex NEC LT55 Projector                              7195.00         107.93        92.00       7195.00           5468.20
S. Downie Speaker Phone                               272.05           4.08        92.00        272.05            206.76
Furniture block Geoscope                             9000.00         135.00        97.00       9000.00           7515.00
12DesertDusk Tables/24Blk Chrs(Duckys)               4545.00          68.18        99.00       4545.00           3931.43
GBC P200 Binding Machine                              388.55           5.83       102.00        388.55            353.58
Greenery Office Interior (Plants)                    1005.40          15.08       102.00        105.40            914.91
Staples DC Cabinet, Storage, Black                    159.00           2.39       104.00        159.00            149.46
The Brick - Fridge                                    614.00           9.21       106.00        614.00            595.58
Brian Russell Motorolla V66 FIB                       670.00          10.05       106.00        670.00            649.90
Ricoh Fax 3700L                                       950.00          14.25       106.00        950.00            921.50

Totals - Office Equipment                           90215.74         959.32                   90215.74          36782.48


COMPUTER EQUIPMENT

F. Ma (BR Advanced Port)                              529.02           0.00        73.00        529.02              0.00
Veritas Fast Ethemet PCI Adaptor                     1012.00           0.00        73.00       1012.00              0.00
HRS-US (TF Ultra 10 Workstation)                    11367.63           0.00        73.00      11367.63              0.00
F. Ma (Toshiba Tecra8000DVD Laption                  7593.00           0.00        74.00       7593.00              0.00
K. Hirsche (Dell Dimension XPST600                   4560.00           0.00        74.00       4560.00              0.00
K. Hirsche (HP4200Bcnr/Hp710c Printe                  527.00           0.00        74.00        527.00              0.00
Veritas Seagate 18GB Disk                            1465.00           0.00        74.00       1465.00              0.00
F. Ma (Toshiba Notebook Pentium II                   6590.00           0.00        76.00       6590.00              0.00
L. Wu (2 Maxtor 13.6 Mem Upgrades)                    539.98           0.00        76.00        539.98              0.00
F. Ma (Boston 17" monitor DH)                         815.00           0.00        77.00        815.00              0.00
J. Peron (Network Card, Monitor, Cat5c               1169.99           0.00        77.00       1169.99              0.00
F. Ma (Maxtor 32MB G400 Video Crd                     351.00           0.00        79.00        351.00              0.00
Veritas (36GB&18GB Ultrastar Disk Drives)            2600.00           0.00        79.00       2600.00              0.00
K. Hirsche (ROM Industries)                          1450.92           0.00        80.00       1450.92              0.00
F. Ma (Dell XPS T700 Pentium III)                    2803.00           0.00        81.00       2803.00              0.00
F. Ma (Toshiba Notebook 8100 Boston                  7182.00           0.00        82.00       7182.00              0.00
F. Ma (Palm V. Staples)                               499.00           0.00        82.00        499.00              0.00
F. Ma (Toshiba 8100 Pntm III Boston                  6481.95           0.00        83.00       6481.95              0.00
Sun Microsystems Ultra 60 Workstn                   16238.85           0.00        83.00      16238.85              0.00
F. Ma (Dell Inspiron 3800 AM)                        3216.00           0.00        83.00       3216.00              0.00
Firestorm 128MB 10GB PC BRHm                         1928.15          80.34        84.00       1928.15              0.00
Veritas 18GB Disk (JY)                                990.00          41.25        84.00        990.00              0.00
Palm Organizer VX (Grand&Toy) for                     629.99          26.27        85.00        626.99             25.77
F. Ma (HP CDRW Writer)                                374.73          15.63        85.00        374.73             15.33
K. Hirsche (ROM Mid Tower Cse/Comos                   722.97          30.15        85.00        722.97             29.57
ROM INDUSTRIES (AMP TBIRD950 COMPT                   2649.00         110.46        85.00       2649.00            108.34
K. Hirsche (PC Direct Card)                           299.00          12.47        87.00        299.00             37.17
F. Ma (HP XL756/DSL Rer/Bro30 LasrP                  2669.97         111.34        87.00       2669.97            331.88
F. Ma (Toshiba PntmIII Bostn Sdowni                  6251.95         260.71        87.00       6251.95            777.12
J Person (Monitor)                                    911.82          38.02        88.00        911.82            151.36
S Downie (Mouse/Notepack for Laptop                   147.52           6.15        89.00        147.52             30.64
S Downie (Monitor)                                    521.62          21.75        89.00        521.62            108.34
L. Wu Computer System                                2289.10          95.46        89.00       2289.10            475.45
Boston Computer DH Toshiba                           5970.00         248.95        89.00       5970.00           1239.97
Grand&Toy Cardscan500 Scanner                         399.99          16.68        89.00        399.99             83.08
KH Rom INDUSTRIES 19" MONITOR                         888.10          37.03        89.00        888.10            184.46
ROM INDUSTRIES (AMP TBIRDCOMPT SJ)                   4400.00         183.48        90.00       4400.00           1097.36
L Wu Computer Acc                                     288.99          12.05        90.00        288.99             72.07
M. Liu (2 HP785OPIII Systems)                        5049.93         210.58        90.00       5049.93           1259.45
Boston Computer BR Toshiba Tecra81                   6236.00         260.04        90.00       6236.00           1555.26

Veritas Seagate 19GB Disk Dr                       635.00          26.48          90.00         635.00         158.37
D Hampson (Laptop Carry Case)                      308.93          12.88          90.00         308.93          77.05
Boston Computer (Battery Pack)                     680.00          28.36          91.00         680.00         197.95
F Ma (3 HP7850 PIII (admn)                        4799.97         200.16          91.00        4799.97        1397.27
F Ma (BusLink 40GB USB)                            548.94          22.89          91.00         548.94         159.80
K. Hirache (Maxtor 60GB)                           349.99          14.59          91.00         349.99         101.88
Veritas (Seagate 18GB) IT                          875.00          36.49          92.00         875.00         291.20
Boston (Iomega external drive BR)                  493.00          20.56          92.00         493.00         164.07
A. Lee (Dual Intel PIII, AMD Athlon               5385.71         224.58          93.00        5385.71        2016.95
Boston (Toshiba Tecra BatryPck JP)                 249.00          10.38          94.00         249.00         103.63
Boston (Toshiba Tecra BatryPck FM)                 249.00          10.38          94.00         249.00         103.63
Alberta Dist (Maxtor 40GB HDD)                     229.00           9.55          94.00         229.00          95.31
ROM (AMD 1.2G Computer System JPH)                3250.00         135.53          94.00        3250.00        1352.65
S. Downie (Laptop Memory Expansion)                353.48          14.74          94.00         353.48         147.12
SGI Octane 2 18GB Workstn (GLI tes)              22915.35         955.57          95.00       22915.35       10492.94
Boston Toshiba CDRW DVD                            795.00          33.15          95.00         795.00         364.03
Boston Maxto 80GB External HD                      512.00          21.35          96.00         512.00         255.80
Sun Ulta60 Model2450                             18040.00         752.27          96.00       18040.00        9012.78
UBS PC 30GB disk (Downie)                          348.72          14.54          96.00         348.72         174.22
J Peron (UPS/ Hard Drive for PC)                   817.85          34.10          97.00         817.85         442.70
Veritas Sun Ultra 60 DVD                           570.00          23.77          97.00         570.00         308.54
Compucentre 3 Sceptre 19" Monitors                1125.00          46.91          97.00        1125.00         608.96
Intel PIII Computer systems (F Ma)                6557.00         273.43          98.00        6557.00        3822.73
DataRam 256MB Mem Exp Kit (Veritas)                640.00          26.69          99.00         640.00         399.81
Sun 21" Monitor (CR) (Veritas)                     820.00          34.19          99.00         820.00         512.25
CD Writer Backpack (Downie)                        324.40          13.53          99.00         324.40         202.65
A. Lee Dell 2 Dimension 4300, PIV Sys             5136.00         214.17         100.00        5136.00        3422.63
Office Dept HP7917 CPU&Accessories                1221.93          50.95         100.00        1221.93         814.29
Staples 2 HP LJ1200 Printers                      1299.72          54.20         100.00        1299.72         866.13
K.Hirache (Sony PIII 15GB System)                 2928.99         122.14         100.00        2928.99        1951.88
Veritas Sun 20.4GB 7200Disk Drive                  548.00          22.85         101.00         548.00         388.04
Veritas 3 Com SuperStack3 24Port Sw               1130.00          47.12         101.00        1130.00         800.15
F.Ma Fujitsu 40.9GB HD                             199.99           8.34         101.00         199.99         141.61
J Yang Athlon1.6 with CD writer Sy                1008.38          42.05         101.00        1008.38         714.03
W.Tong Alberta Distr. Maxtor160GB                  469.00          19.56         102.00         469.00         351.66
A. Lee (AB Distr Linux IntelP41.7System)          1112.40          46.39         102.00        1112.40         834.08
A.Lee Dell Dimension4400,P4 Systems               3141.00         130.98         102.00        3141.00        2355.12
W. Tong AB Distr. LG CDRW Writer                   149.00           6.21         102.00         149.00         111.72
T.Ftn Sony Vaio Notebook System                   4702.17         196.08         102.00        4702.17        3525.69
Veritas Seagate 181GB SCSI                        2935.00         122.39         103.00        2935.00        2323.05
Veritas DLT8000                                   4540.00         189.32         103.00        4540.00        3593.41
Janusz Peron computer equipment                   2396.54          99.94         103.00        2396.54        1896.86
Kim Andersen Dell computer                        8453.00         352.49         104.00        8453.00        7043.04
Quantum 60GB HDD 7200RPM                           199.00           8.30         104.00         199.00         165.81
W. Tong Veritas Seagate 181GB 7200RPM             5850.00         243.95         104.00        5850.00        4874.22
W. Tong Veritas 256MB of RAM                       385.00          16.05         104.00         385.00         320.78
T. Fountain Computer Hardware                     1743.68          72.71         104.00        1743.68        1452.83
S. Downie Computer Equipment                       514.48          21.45         104.00         514.48         428.66
A. Lee Dimension 4400, Pentium 4                  3190.00         133.02         105.00        3190.00        2790.93
T. Todorov Intel P4 computer                      2904.00         121.10         105.00        2904.00        2540.71
W. Tong Samsung Laser Printer/Maxtor 80GB          549.00          22.89         105.00         549.00         480.32
A. Fung Samsung 17" TFT 19" 955DF                 1429.97          59.63         105.00        1429.97        1251.08
A. Fung Ascot Intel Pentium 4                     2385.99          99.50         105.00        2385.99        2087.50
B. Russell Sony Valo Notebook                     3335.97         139.11         105.00        3335.97        2918.64
A. Fung Intel P4                                  1286.57          53.65         105.00        1286.57        1125.62
J. Peron Printer                                   502.94          20.97         105.00         502.94         440.02
Keith Hirsche XP 2000+ Computer                   2999.00         125.06         106.00        2999.00        2748.88
Brian Russell Port Replicator                      299.99          12.51         106.00         299.99         274.97
Kim Andersen Jbuilder 7 Enterprise                2219.18          92.54         107.00        2219.18        2126.64
William Tong 512MB SDRAM PC133                     330.00          13.76         107.00         330.00         316.24
S. Downie Matrix Desktop/Cable/Port/Switch        2295.90          95.74         107.00        2295.90        2200.16

Totals-Computer Equipment                       266274.29        7893.00                     266274.30      100224.34

SOFTWARE
--------

F.Ma(NuMega Dev Partner Vis C++)                     540.01           0.00          76.00         540.01           0.00
F.Ma(Absoft Pro Fortran 6.2)                         995.00           0.00          76.00         995.00           0.00
F.Ma (NuMega Dev Partner Vis C++ 6.2)                609.00           0.00          77.00         609.00           0.00
L. Wu (MKS Toolkit CG)                               577.87           0.00          78.00         577.87           0.00
L. Wu (Compucenter Windows 2000 for KA)              445.00           0.00          80.00         445.00           0.00
B. Russell (Mathworks)                              5653.84           0.00          81.00        5653.84           0.00
F. Ma (MS2000/Word Suite Upgrade)                    619.98          25.83          82.00         619.98           0.00
L. Wu (Dreamweaver Software)                         889.04          37.07          83.00         889.04           0.00
S. Jamieson (MS Office Pro/Works                     559.98          23.35          83.00         559.98           0.00
Compucenter MFS Maestro                              409.99          17.08          84.00         409.99           0.00
Compucenter Coreldraw 9                              279.99          11.68          85.00         279.99          11.45
Globetrotter FLEX LM NT Upgrade                     5870.00         244.78          85.00        5870.00         240.08
J. Peron (Paint Shop Pro6.02)                        186.30           7.77          85.00         186.30           7.62
L. Wu (Installshield PR02000 Upgrade                 771.00          32.15          86.00         771.00          63.68
Advanced Datasystems                                2577.00         107.46          86.00        2577.00         212.86
J. Peron (Dreamweaver)                               491.30          20.49          87.00         491.30          61.07
T. Fountain (Dreamweaver)                            515.95          21.52          87.00         515.95          64.13
J. Peron (VisualC++)                                 697.31          29.08          87.00         697.31          86.68
J. Peron (Exceed)                                    493.13          20.56          88.00         493.13          81.86
S Downie (Borland J Builder V)                       758.79          31.64          89.00         758.79         157.60
Interactive Network JVIEW3D Pro                     2914.48         121.53          89.00        2914.48         605.34
T Fountain (Dreamweaver Upgrade)                     240.74          10.04          90.00         240.74          60.04
T Fountain (MS Windows 2000)                         274.65          11.45          90.00         274.65          68.50
PacLink (MS Windows ME 2000)                         500.00          20.85          91.00         500.00         145.55
L. Wu (Acrobat 4.0)                                  399.99          16.68          91.00         399.99         116.44
S. Downie (Roguewave Software)                      1336.77          55.74          92.00        1336.77         444.88
Paclink (MS Windows 2000)                            250.00          10.43          93.00         250.00          93.63
Compucenter (CorelDraw 10)                           349.99          14.59          93.00         349.99         131.07
Mathworks Signal Processing/Neural                  2495.03         104.04          93.00        2495.03         934.39
Neuralware (Professional/Plus) BR                   3613.53         150.68          94.00        3613.53        1503.95
Compucentre (Office XP Pro)                          849.99          35.44          95.00         849.99         389.21
Compucentre (Office XP Pro Upgrade                   669.99          27.94          95.00         669.99         306.79
Exceed 3D (Downie)                                   604.18          25.19          96.00         604.18         301.85
Open Spirit Developer C++/Java                     24721.60        1030.89          97.00       24721.60       13381.80
Exceed/Maestro (Fountain)                           1031.33          43.01          98.00        1031.33         601.27
A Lee Project 2000 (CompuCentre)                     309.99          12.93          99.00         309.99         193.65
Purifier Software (Peran)                           1284.05          53.55          99.00        1284.05         802.15
A.Lee Dell MSWndws,OffXP,NortonA-V                   996.00          41.53         100.00         996.00         663.73
K. Hirsche Office XP Software                        724.98          30.23         100.00         724.98         483.13
CompuCentre 3OffXP (admin/recptn/d                  1409.97          58.80         100.00        1409.97         939.60
SGI C++/F77 Compilers                               3742.48         156.06         100.00        3742.48        2493.99
KAI/Pro Fortan&C++Toolsets                          2354.09          98.17         100.00        2354.09        1568.77
J.Yang Borland Jbuilder                             1549.00          64.59         101.00        1549.00        1096.85
Compucenter Dreamweaver Upgrade                      250.00          10.43         102.00         250.00         187.45
Compucenter Adobe Photoshop 6                       1049.99          43.78         102.00        1049.99         787.28
S.Downie Jbuilder 6 Professional                     658.54          27.46         102.00         658.54         493.77
Brian Russell Mathcad 2001i                          366.10          15.27         103.00         366.10         289.77
Scientific Tool Understand                          4268.27         177.99         103.00        4268.27        3378.34
SGI SC4-C-7.3 Single user                           1224.00          51.04         104.00        1224.00        1019.84
F. MA MS Visual C#/C++                               294.95          12.30         104.00         294.95         245.75
K. Anderson Jbuilder 6 Professiona                  1549.00          64.59         105.00        1549.00        1355.22
hot-n-GUI                                           1563.20          65.19         105.00        1563.20        1367.64
B. Russell Office/Windows XP                        1099.90          45.87         106.00        1099.90        1008.17
Softchoice IBM Exceed Multiplatfor                  2364.16          98.59         106.00        2364.16        2166.99
Macrovision Alladin HASP Dongle                      703.44          29.33         106.00         703.44         644.77
T. Collwell MS Visual/Windows XP                     473.90          19.76         106.00         473.90         434.38
K. Hirsche Office XP                                 749.98          31.27         106.00         749.98         687.43
F. Ma Windows/Enterprise/QtXII                      5429.17         226.40         107.00        5429.17        5202.77
S. Downie MS office/MS Visual                       1058.25          44.13         107.00        1058.25        1014.12

Totals - Software                                  99666.17        3788.22                      99666.17       48597.29

TOTAL DEPRECIATION                            456156.20       12640.54                     456156.21      185604.10

LEASEHOLD IMPROVEMENTS

Lignum Interiors                                8255.14         114.65          41.00        8255.14         688.22
Lignum Interiors                               14321.00         270.21          59.00       14321.00        1350.92
Tillyard Management                            13075.52         186.79         100.00       13075.52       11767.99
ACCI construction                                560.00           8.00         104.00         560.00         528.00
ACCI construction                                339.45           4.85         105.00         339.45         324.90
Tillyard Management~ signage                     402.80           5.75         106.00         402.80         391.30

Totals - Leasehold Improvements                38953.91         584.50                      36551.11       14660.03

Consulting Group Depreciation                                   500.44

PROMC Depreciation                                              429.36

PRO4D Depreciation                                              550.61

HAMPSON-RUSSELL PERTH IN AUD

Assets & Depreciation - as at June 30, 2002


Start Date:                       1-Apr-02

Current Date:                    30-Jun-02

Elapsed Months                        3.00

                                                                      AGE IN
                                       ORIGINAL       CURRENT         MONTHS        OPENING        CURRENT
ITEM                                     COST       DEPRECIATION    FROM START       VALUE          VALUE
----                                  ----------    ------------    ----------     ----------     ----------

OFFICE EQUIPMENT 22-100

Ericsson T68 Mobile Telephone             453.63          13.61           0.00         453.63         412.80
                                                           0.00                          0.00           0.00

Totals - Office Equipment                 453.63          13.61           0.00         453.63         412.80

FURNITURE & FIXTURES

                                                           0.00                          0.00           0.00
                                                           0.00                          0.00           0.00
                                                           0.00                          0.00           0.00

Totals - Furniture & Fixtures               0.00           0.00                          0.00           0.00

TOTALS Office Equip/Furniture             453.63          13.61                        453.63         412.80

COMPUTER EQUIPMENT 22-200

                                                           0.00                          0.00           0.00
                                                           0.00                          0.00           0.00
                                                           0.00                          0.00           0.00
                                                           0.00                          0.00           0.00

Totals - Computer Equipment                 0.00           0.00                          0.00           0.00

SOFTWARE

                                                           0.00           1.00           0.00           0.00

Totals - Software                           0.00           0.00                          0.00           0.00

Total Depreciation                                        13.61
                                                       ========

              HAMPSON-RUSSELL SOFTWARE -- LONDON          30-06-02
                ADDITIONS TO FIXED ASSETS -- ALL PERIODS IN GBP

Start Date                                                    31-Oct-93
Current Date                                                  30-Jun-02
Months Elapsed                                                   105

                                       Date Acquired     Purchase       Current      Age in Months                Current
       Item Description                 (DD/MM/YY)     Amount (GBP)   Depreciation    from Start     Open Value    Value
COMPUTER HARDWARE 33%

SOFTWARE/SALES
J.Coffin (Toshiba DAAMOD)               1/11/1997          125.00             0          0              125.00        0.00
IntelPentiumII (Coffin) handel           02/06/98         1904.00          0.00         56             1904.00        0.00
Toshiba LapTob/Acc(Coffin) yon           15/01/99         4025.94          0.00         63             4025.94        0.00
Zip Drive/InetBndle(Cffn)                28/01/99          708.95          0.00         63              708.95        0.00
128MB MEM DIMM (Inmac)                   27/04/99          124.99          0.00         66              124.99        0.00
15"Viewsnc Mntr(MicroWrh)                16/08/99          899.00         24.72         77              899.00      206.77
18"Monitor/Mse/Cbl(MicroWrh)             26/11/99         1988.97         54.70         78             1988.97      512.16
Hugh Toshiba Battry Chrgr               04/05//00          205.00          5.64         79              205.00       58.43
Seagate 9.2GBSCS (Microwrhse)            25/07/00          302.95          8.33         81              302.95      103.00
NetGlobel Psion(Micrwrhse)               13/10/00          179.99          4.95         84              179.99       76.05
Iiyam 15" Monitor(Micrwrhse)             19/10/00          799.00         21.97         84              799.00      337.58
Graphics Card(HC)(Coffin)                08/02/01          327.44          9.00         88              327.44      174.36
DantumNetr PIII (DanTech)hc              10/04/01         2951.06         81.15         90             2951.06     1733.75
Creative3DBlaster(Micro) entered 11/01  10/4/2001          169.99          4.67         90              169.99       99.87
SunBlade Model1750SprcIII/18"mntr        30/05/01        13923.00        382.88         91            13923.00     8562.65
HP 4110 Printer (Micro)                  24/07/01         1054.94         29.01         93             1054.94      706.81
HP paperfeeder (Micro)                   24/07/01          269.00          7.40         93              269.00      180.23
128MB Memory (Micro)                     26/07/01          189.00          5.20         93              189.00      126.63
Palm Accessories (Coffin)                8/1/2001          189.60          5.21         94              189.60      132.25
Palm Accessories (Coffin)               15/1/2002          144.45          3.97         99              144.45      120.62

SUBTOTAL                                                 30482.27        648.82                       30482.27    13131.14

GEOSCIENCE SERVICES
Ultra 2 (Dataman) chopin                 01/04/98         4688.00          0.00         54             4688.00        0.00
Ultrastar9ESDrive(Datmn)                 29/04/98          619.00          0.00         55              619.00        0.00
ExternalSCSI disk(Datam)                 30/09/98         1295.00          0.00         59             1295.00        0.00
MS C++ Compiler (Coffin)                 05/11/98          349.78          0.00         61              349.78        0.00
SCSI Hard Disk (Coffin)                  18/03/99          539.00          0.00         65              539.00        0.00
SBUS Interface Crd (ATS)                 27/04/99          250.00          0.00         66              250.00        0.00
Flexpk/CountryKit (ATS) DLT              08/04/99         2629.00          0.00         66             2629.00        0.00
Mitsubishi 21"Mntr (Inmc)                20/04/99          645.00          0.00         66              645.00        0.00
YamahaCD-RW SCSI Kit(Inmc)               28/05/99          266.89          0.00         67              266.89        0.00
32MBMem/SBUSCard (ATS Sol) elgar nic     07/06/99          790.00          0.00         68              790.00        0.00
4MB Simm (ATS Solutions)                 16/06/99          190.00          0.00         68              190.00        0.00
Ultra 9.1GBWrkstn(ATS) puccini           19/08/99        15104.00        415.36         70            15104.00      566.40
X3514A (ATS)                             09/11/99          220.00          6.05         73              220.00       26.40
18G Disk,CDRom,Cable(ATS)                29/03/00         1348.00         37.07         77             1348.00      310.04
Dan Dantum/WS PIII Systm quantz          05/05/00         1965.00         54.04         79             1965.00      560.03
Ultra160 SCSI/Plexwriter(Wong)           27/07/00          389.00         10.70         81              389.00      132.26
Dan Xplora PIII System wagner            05/09/00         2323.00         63.88         83             2323.00      917.59
Ultra160SCSI KIT(Micrwrhse)              23/10/00          224.99          6.19         84              224.99       95.06
CTX CDRM Dr/grphsCrd(Wong) strauss       06/10/00          206.19          5.67         84              206.19       87.12
Toshiba CD-RW Drive(Micro)               27/02/01          395.00         10.86         88              395.00      210.34
1to4 Video Splitter(Rotrncs)             01/02/01          156.20          4.30         88              156.20       83.18
Toshiba Tecra8200 LapTop(Micro)          05/03/01         2585.00         71.09         89             2585.00     1447.60
Evesham PR WinXP PC (RG)                 05/01/02         2525.00         69.44         99             2525.00     2108.38
Acardia Ltd/ 40-80GB Tape DLT8000        16/05/02         2965.00         81.54        103             2965.00     2801.93

SUBTOTAL                                                 42668.05        836.18                       42668.05     9346.30

JOINT
Per Price Waterhouse                     31/10/93          475.22          0.00          0              475.22        0.00
SPARCstation                             28/01.94         5800.00          0.00          3             5800.00        0.00
Dell PC                                  08/04/94         1319.00          0.00          6             1319.00        0.00
HP LaserJet 4P                           07/04/94          726.00          0.00          6              726.00        0.00
Dell RAM upgarde                         13/06/94          175.00          0.00          8              175.00        0.00
Notebook PC                              23/08/94         2332.00          0.00         10             2332.00        0.00
Insurance Claim / Notebook               31/08/94        (2332.00)         0.00         10            (2332.00)       0.00
Viglen RAM upgarde                       30/11/94         1059.00          0.00         13             1059.00        0.00
Notebook PC                              04/01/95         2781.50          0.00         15             2781.50        0.00
Insurance Claim                          22/02/95        (3268.00)         0.00         16            (3268.00)       0.00
Keyboard and speakers                    31/03/95           55.94          0.00         17               55.94        0.00

Solaris workstation, etc.                                     30/04/95    8386.00     0.00    18    8386.00      0.00
Modem, etc.                                                   19/05.95     254.00     0.00    19     254.00      0.00
5.25" HH Exabyte subsystem                                    25/08/95     941.00     0.00    22     941.00      0.00
Genie PC (J.Coffin exp.)                                      29/09/95    1935.00     0.00    23    1935.00      0.00
Graphics Card/Blue Chip                                       09/02/96     270.00     0.00    28     270.00      0.00
Genie PC & Access. (J.C.)                                     22/02/96    1951.00     0.00    28    1951.00      0.00
Solaris workstation                                           22/02/96   12316.00     0.00    28   12316.00      0.00
USRobotics 28.8 Modem                                         12/03/96     165.00     0.00    29     165.00      0.00
Exabyte 7GB hard drive                                        26/03/96     859.00     0.00    29     859.00      0.00
HP DeskJet Printer                                            03/04/96    1124.00     0.00    30    1124.00      0.00
PC/Printer Memory Upgr.                                       11/04/96      425.0     0.00    30     425.00      0.00
8MB memory upgr/J.Coffin                                      01/05/96     164.00     0.00    31     164.00      0.00
Viglen486 laptop/J.Coffin                                     12/06/96    1000.00     0.00    32    1000.00      0.00
9Gb HDD (Dataman)                                             24/06/96    1629.01     0.00    32    1629.01      0.00
Hawk 2Gb HDD (Dataman)                                        14/06/96     403.00     0.00    32     403.00      0.00
Canon BJ30 Printer (JC)                                       04/07/96     208.00     0.00    33     208.00      0.00
2 SOLA3-But.Mouse (Dtmn)                                      04/07/96      70.00     0.00    33      70.00      0.00
2 Taxan Graphic Cards                                         25/07/96     258.00     0.00    33     258.00      0.00
Danube Router (Demon)                                         22/07/96    2065.00     0.00    33    2065.00      0.00
Genie PC& Acc. (Viglen)                                       03/07/96    2099.00     0.00    33    2099.00      0.00
Additional Memory Spark                                       09/09/96     580.00     0.00    35     580.00      0.00
Ultral 128MB Cdrom Cmptr                                      18/09/96   12408.00     0.00    35   12408.00      0.00
8 SpCd-Rom Drive/Ealing                                       29/10/96      79.00     0.00    36      79.00      0.00
Vibra SoundBlstr&Spkrs/E                                      29/10.06      70.00     0.00    36      70.00      0.00
HP 5M Laser Printer/Mem                                       03/01/97    1657.75     0.00    39    1657.75      0.00
Etherlink Card                                                01/01/97      99.00     0.00    39      99.00      0.00
Creative Multimedia Kit                                       02/01/97     259.00     0.00    39     259.00      0.00
PentiumPRO2CCMHZ (Viglen)                                     27/02/97    3706.00     0.00    40    3706.00      0.00
Simms 8MB 72 Pin (Techno)                                     17/02/97    1560.00     0.00    40    1560.00      0.00
LG Internal CD-Rom9Techn                                      17/02/97      65.00     0.00    40      65.00      0.00
J. CoffinW.Digital4GB HD                                      06/03/97     498.00     0.00    41     498.00      0.00
J.CoffinAriesGraphicsCrd                                      06/03/97      39.00     0.00    41      39.00      0.00
J.Coffin HP Postcript Kit                                     03/04/97     357.00     0.00    42     357.00      0.00
J.Coffin MS Intellimouse                                      03/04/97      52.00     0.00    42      52.00      0.00
J.Coffin PCI EthernetCrd                                      14/04/97     255.00     0.00    42     255.00      0.00
CP Mega PC Transit Case                                       14/05/97     336.90     0.00    43     336.90      0.00
Dataman 8mm tape drive                                        27/05/97     119.00     0.00    43    1199.00      0.00
Dataman Exabyte Subsystm                                      19/05/97    1278.00     0.00    43    1278.00      0.00
Dataman Ultrasparc2 Sys                                       07/05/97   15365.00     0.00    43   15635.00      0.00
Viglen Ltd Cont ATX 2GB                                        23/6/97    1602.34     0.00    44    1602.34      0.00
Ethernet Crd/DrSol (Coffin)                                   27/06/97     318.00     0.00    44     318.00      0.00
32MBEDO SIMM/Cbl(coffin)                                      03/07/97     366.42     0.00    44     366.42      0.00
Toshiba LapTop(Coffin)                                        20/08/97    4230.90     0.00    46    4230.90      0.00
Grphc/Mouse/Term(Datamn)                                      22/08/97    1595.00     0.00    46    1595.00      0.00
Dataman Seagate 9Gb/Acc                                       18/11/97    1107.00     0.00    49    1107.00      0.00
Dataman Ultra Mem Kit                                         02/12/97     469.00     0.00    50     469.00      0.00
Dataman MicroD Terminator                                     16/12/97      30.00     0.00    50      30.00      0.00
HP Scanner Scanjet (Cffn)                                     01/12/97     459.00     0.00    50     459.00      0.00
HP 36"Colour Plttr(Cffn)                                      08/12/97    5164.30     0.00    50    5164.30      0.00
GSM/PCN Datacard (Cffn)                                       15/12/97     240.00     0.00    50     240.00      0.00
HP Laserjet 4000TN (Cffn)                                     13/02/98    1061.00     0.00    52    1061.00      0.00
HP 16MB Simm Prntr (Cffn)                                     06/03/98     156.00     0.00    53     156.00      0.00
Compt.Acc/Cbles (Coffin)                                      17/04/98     109.67     0.00    54     109.67      0.00
Ethernet NtwrkCrd(Cffn)                                       01/06/98      63.95     0.00    56      63.95      0.00
Network Cables (Coffin)                                       02/02/99     124.69     0.00    64     124.69      0.00
Network Cables (Coffin)                                       12/03/99     170.15     0.00    65     170.15      0.00
HP LJ Colour Prntr(Inmac)                                     06/04/99    2732.40     0.00    66    2732.40      0.00
HP 64MB MEM (Inmac)                                           21/04/99     385.00     0.00    66     385.00      0.00
Smart UPS1000VA&acc(Rotrn)                                    18/05/99     296.30     0.00    67     296.30      0.00
ISDN Card (MicroWarehse)                                      04/06/99     189.99     0.00    68     189.99      0.00
Cables/Labellr (MicroWrh)                                     29/06/99     192.80     0.00    68     192.80      0.00
ISDN Lan Modem(MicroWrh)                                      10/06/99     239.00     0.00    68     239.00      0.00
ISDN Router (Robinson)                                        22/06/99     245.00     0.00    68     245.00      0.00
2 Mem SODIMMUpgr(MicroWrh)                                    19/08/99     363.98    10.01    70     363.98     13.65
Cable/Adptrs/Ethrlink(Microwrh)                               03/11/99     159.70     4.39    73     159.70     19.16
Dam Xplora PIII System nono                                   31/03/00    4781.99   131.50    77    4781.99   1099.86
HP Scanner Scanjet(Microw)                                    23/05/00     149.99     4.12    79     149.99     42.75
Diamon Max40 HD (J Coffin)                                    20/06/00     125.00     3.44    80     125.00     39.06
3COM 10-/100LAN+MODEM(Micro)                                  30/06/00     129.95     3.57    80     129.95     40.61
3COM 10-/100LAN+MODEM(Micro)                                  11/07/00     129.95     3.57    81     129.95     44.18
Switch2xRJ45,Bat(Rotronics)                                   04/07/00     127.60     3.51    81     127.60     43.38
Intel PortServer (Micrwrhse)                                  23/08/00     149.95     4.12    82     149.95     55.11
3 Com Sprstck II (Microwrhse)                                 28/09/00    1009.00    27.75    83    1009.00    398.56
Compt.Acc (Rotronic)                                          26/09/00     325.00     8.94    83     325.00    128.38
CD-RW Drive/3 Mice (Coffin)                                   05/10/00     229.74     6.32    84     229.74     97.07
DLT 40/80GbExt TapeDR(Dan) office backup                      12/10/00    3233.00    88.91    84    3233.00   1365.94

3ComEthrnet/ExtMdm/Acc(Microwrhse)            10/10/00       151.45         4.16           84        151.45         63.99
Dantum PIII/19"Montr(Dan) teleman/usper        17/1/01      2068.00        56.87           87       2068.00       1044.34
HPScanner/Acc (Microwrhse)                     30/1/01       426.93        11.74           87        426.93        215.60
Mse/Ethrlnk/Plexwrtr(Micr)                    01/02/01       243.97         6.71           88        243.97        129.91
APC Smart UPS1000 INET (Micro)                02/08/01       259.94         7.15           94        259.94        181.31
Sony VAIO Laptop/acces(Micro)                 10/04/01      4865.89       133.81           96       4865.89       3661.58
Sony ISDNcards (Microwarehouse)               10/08/01       211.98         5.83           96        211.98        159.51
Sony Memory Upgrade (Micro)                   10/29/01       309.93         8.52           96        309.93        233.22
SonyMemUpgrade/Stick(Micro)                   11/27/01       877.57        24.13           97        877.57        684.50
Seagate CheetahHHD/Term(Micro)                11/21/01       817.94        22.49           97        817.94        637.99
MaxtorFW80GB ExtHDD/Acc(Micro)                14/12/01       353.92         9.73           98        353.92        285.79
MaxtorFW80GB ExtHDD (2)(Micro)                17/01/02       569.93        15.67           99        596.93        475.89
Seagate 7200rpm disk drive(ATS)               19/03/02      3750.00       103.13          101       3750.00       3337.50
Kit-EVOP P4 & monitor                         16/04/02      2469.00        67.90          102       2469.00       2265.31
Kit-EVOP P4 & monitor                         23/04/02      2469.00        67.90          102       2469.00       2265.31
Computer Access. (Micro)                      30/05/02       175.98         4.84          103        175.98        166.30
Maxtor HDD160GB Ext (Micro)                   17/05/02       559.98        15.40          103        559.98        529.18
Microwarehouse Sony DLT IV                    05/06/02       322.88         8.88          104        322.88        314.00
Microwarehouse Yamaha CD-RW                   19/06/02       109.94         3.02          104        109.94        106.92

SUBTOTAL                                                  139256.31       878.05                  139256.31      20145.86

TOTAL COMPUTER HARDWARE                                   212406.63      2363.04                  212406.63      42623.30

COMPUTER SOFTWARE

SOFTWARE/SALES

SUBTOTAL                                                       0.00         0.00                       0.00          0.00

GEOSCIENCE SERVICES

SDI Tiff Lic (SystemDev)                      29/05/98       383.00         0.00           55        383.00          0.00

SUBTOTAL                                                     383.00         0.00                     383.00          0.00

JOINT

Norton Desktop                                06/07/94       110.00         0.00            9        110.00          0.00
Microsoft Access                              14/07/94       136.00         0.00            9        136.00          0.00
Windows for Workgroups                        22/07/94        70.64         0.00            9         70.64          0.00
3xChameleon NFS                               07/07/95      1195.00         0.00           21       1195.00          0.00
Chameleon NFS upgrade                         21/02/96       680.00         0.00           28        680.00          0.00
Microsoft Project                             22/11/96       289.00         0.00           37        289.00          0.00
MS Office/Access                              02/01/97       794.00         0.00           39        794.00          0.00
Windows NT/Virus Software                     02/01/97       297.00         0.00           39        297.00          0.00
4 ChameleonNFS/X Upgrade                      06/01/97       396.00         0.00           39        396.00          0.00
MS Visual C++ V4.0(Tech                       17/02/97       319.00         0.00           40        319.00          0.00
MS Project V4.1(Technom)                      17/02/97        85.00         0.00           40         85.00          0.00
MS Office97(Coffin)                           06/03/97       206.00         0.00           41        206.00          0.00
MS ProOffice 97 (Viglen)                      23/06/97       168.09         0.00           44        168.09          0.00
Adobe Pagemaker (Techn)                       31/07/97       379.00         0.00           45        379.00          0.00
Chameleon UNIXLink(ICBA)                      31/07/97       670.00         0.00           45        670.00          0.00
UnixLink97 (Lombard)                          21/08/97       299.00         0.00           46        299.00          0.00
ArcServe (Bates)                              09/10/97      1349.00         0.00           48       1349.00          0.00
Corel/Quantum (J. Coffin)                     15/10/97       442.00         0.00           48        442.00          0.00
SDI Montage (System Dev)                      16/01/98      6323.00         0.00           51       6323.00          0.00
RealPlayer V5.0 (Coffin)                      11/03/98        38.67         0.00           53         38.67          0.00
CorelDraw/Paint(Techno)                       26/05/98       180.50         0.00           55        180.50          0.00
Chameleon UNIXLink(ICBA)                      12/01/99       295.00         0.00           63        295.00          0.00
MS Office2000 (Microwrhs)                     16/08/99       514.99        14.16           70        514.99         19.31
MS WindowsPRO2000(Microw)                     22/02/00       233.94         6.43           76        233.94         47.37
MS Project 98 (Microwrhs)                     02/02/00       309.00         8.50           76        309.00         62.57
Adobe Photoshp(Microwrhs)                     02/02/00       399.99        11.00           76        399.99         81.00
NFS Maestro Multi(Expir)                      19/04/00       275.00         7.56           78        275.00         70.81
CorelDraw 9Win95 (Microwrhse)                 09/06/00       264.99         7.29           80        264.99         82.81
MS Windows SRV2000(Micro)                     09/05/00       824.99        22.69           79        824.99        235.12
DreamWeaver3.0 (Microwrhse)                   14/08/00       254.89         7.01           82        254.89         93.67
Adobe Photoshp6.0(Microwrhs)                  12/10/00       439.99        12.10           84        439.99        185.90
MS Exch2000Servr(Microwrhse)                  16/11/00      1030.90        28.35           85       1030.90        463.91
CorelDraw 10 (Microwrhse)                     07/03/01       319.99         8.80           89        319.99        179.19
Adobe Acrobat5.0(Microwrhse)                  24/05/01       189.99         5.22           91        189.99        116.84
Win2000 (J.Coffin)                            09/26/01       220.00         6.05           95        220.00        159.50
MS Office XP (Microwrhse)                     09/20/01       448.94        12.35           95        448.94        325.48
MS Project 2000 (Microwrhse)                  09/03/01       327.94         9.02           95        327.94        237.76

Adobe Pagemaker7.0 (Micro)                        10/31/01         704.92        19.39      96        704.92      530.45
Adobe Photoshop 7.0/MS Windows XP/Acc (Micro)     05/01/02         803.88        22.11     103        803.88      739.67

SUBTOTAL                                                         22286.24       208.02              22286.24     3651.37

TOTAL COMPUTER SOFTWARE                                          22669.24       208.02              22669.24     3651.37


OFFICE FURNITURE

SOFTWARE/SALES
Opera 27ZR.UP Chair JC                          08/29/2001         620.01        12.92      94        620.01      477.92

SUBTOTAL                                                           620.01        12.92                620.01      477.92

GEOSCIENCE SERVICES


SUBTOTAL                                                             0.00         0.00                  0.00        0.00

JOINT
Per Price Waterhouse                              31/10/93         373.00         0.00       0        373.00        0.00
Partitioning                                      28/11/93         550.00         0.00       1        550.00        0.00
Table, filing cabinet                             19/01/94         125.00         0.00       3        125.00        0.00
Chair                                             18/02/94          89.36         0.00       4         89.36        0.00
Desk w/return                                     06/04/94         252.16         0.00       6        252.16        0.00
Shelving, etc.                                    15/04/94          65.40         0.00       6         65.40        0.00
Partitions and shelving                           23/02/95        (400.00)        0.00      16       (400.00)       0.00
4x4-drwr file cabinets                            07/03/95         960.85         0.00      17        960.85        0.00
Desk, shelves, etc.                               12/03/95        1278.54         0.00      17       1278.54        0.00
Chairs & desk rack                                31/03/95         171.23         0.00      17        171.23        0.00
10-drwr cabinet                                   27/03/95          88.34         0.00      17         88.34        0.00
Shelving and desk fittings                        13/04/95         192.34         0.00      18        192.34        0.00
Screens                                           04/05/95         295.00         0.00      19        295.00        0.00
Tambour cupboard                                  14/06/95         260.41         0.00      20        260.41        0.00
Shelf for cupboard                                26/06/95          22.00         0.00      20         22.00        0.00
4-drwr file cabinet                               07/09/95         145.00         0.00      22        145.00        0.00
Misc. furniture (Alb. House)                      19/12/95          80.00         0.00      26         80.00        0.00
Boardroom Table/Chairs                            19/12/95         250.00         0.00      26        250.00        0.00
Ikea Furniture (J.C.)                             21/02/96         129.36         0.00      28        129.36        0.00
Desk & Shelving (J.C.)                            24/03/95         101.73         0.00      29        101.73        0.00
Chair & Shelves (Ensor)                           01/03/96         310.70         0.00      29        310.70        0.00
H/Back Chair (Ensor)                              28/06/96         127.50         0.00      32        127.50        0.00
Pledge Chair H/Back (Ensor)                       17/10/96         127.50         0.00      36        127.50        0.00
Ikea Furniture                                    13/12/96        1626.39         0.00      38       1626.39        0.00
Ikea Furniture                                   10/1/1997         345.53         0.00      39        345.53        0.00
Ikea Furniture                                   10/2/1997         290.64         0.00      40        290.64        0.00
Ikea Furniture Desk                               5/3/1997         195.75         0.00      41        195.75        0.00
Ikea Furniture                                    27/03/97          45.95         0.00      41         45.95        0.00
Ikea Furniture                                    16/06/97         937.87         0.00      44        937.87        0.00
Advance Seating Design                            26/09/97         425.00         0.00      47        425.00        0.00
Ikea Furniture                                    16/10/97         595.73         0.00      48        595.73        0.00
Ikea Furniture                                    13/10/97          10.21         0.00      48         10.21        0.00
Ikea Furniture                                    30/04/98        1599.15         0.00      54       1599.15        0.00
Pioneer Cpbrd/Shlfs                               30/04/98         407.78         0.00      54        407.78        0.00
Ikea Furniture                                    30/10/98         105.53         2.20      60        105.53        6.60
Ikea Furniture                                    30/11/99         486.82        10.14      73        486.82      162.27
Pioneer Cpbrd/Slfs                                17/08/00         449.25         9.36      82        449.25      233.98
Ikea (Sarna Seat/Chframe)                         14/11/00         910.63        18.97      85        910.63      531.20
Ikea Furniture                                    1/2/2001         127.66         2.66      88        127.66       82.45
CP Cases Sun Case                                 31/08/01         900.70        18.76      94        900.70      694.29
Pioneer Hat/Coat Stand                            9/8/2001         211.16         4.40      94        211.16      162.77
IKEA                                              03/05/02          89.37         1.86     103         89.37       85.65

SUBTOTAL                                                         15356.54        68.36              15356.54     1959.21

Total Office Furniture                                           15976.55        81.27              15976.55     2437.13

Office & Conference Equipment

SOFTWARE/SALES
J.Coffin (Booth Containrs)                       9/10/1997        1305.00         0.00      48       1305.00        0.00
Pioneer (Fax Machine)                             08/04/98         319.91         0.00      54        319.91        0.00
12" Desk Fan (Coffin)                             23/05/98          26.99         0.00       0         26.99        0.00

Ericsson FrntPnl(Coffin)                     02/06/98              25.52            0.00        0         25.52           0.00
Digital Camera(Coffin)                       05/06/99             644.66           13.43       68        644.66          57.48
T2 Booth Case(CP Cases)                      11/08/00             552.66           11.51       82        552.66         287.84
Nomadic Booth                                07/10/00            4697.50           97.86       84       4697.50        2642.34
J.Coffin(Sony DigCamera)                     11/11/00             714.87           14.89       85        714.87         417.01
Nomadic Booth                                29/11/00            4688.50           97.68       86       4688.50        2832.64
T2 Case (CP Cases)                           27/03/01             620.69           12.93       89        620.69         413.79
Rolluxe Pedestal (Nomadic)                   29/03/01             522.00           10.88       89        522.00         348.00
Dixon Palm Organiser (Coffin)                22/06/01             482.75           10.06       92        482.75         352.01
ARGO phones (homeoffice Coffin)              01/11/01             170.20            3.55       97        170.20         141.83
FGEMobile Accessory                          3/12/2001            135.50            2.82       98        135.50         115.74
J. Coffin (Home Office Blinds)               12/01/02             108.09            2.25       99        108.09          94.58

SUBTOTAL                                                        15014.84          277.86               15014.84        7703.27

GEOSCIENCE SERVICES
J.Coffin(fax machine)                        24/09/97             344.67            0.00       47        344.67           0.00
A.Smith (BOSC)                               16/04/98             427.00            0.00       54        427.00           0.00
A.Fogg (Fax Machine)                         27/01/02             159.00            3.31       87        159.00          99.38
FGE Mobile Accessory                         17/12/01             153.00            3.19       98        153.00         130.69

SUBTOTAL                                                         1083.67            6.50                1083.67         230.06

JOINT
Ans. machine/Notice boards                   23/12/93              65.50            0.00        2         65.50           0.00
Sale of ans. mach.                           23/12/93             (30.00)           0.00        2        (30.00)          0.00
Magnetic wall board                          11/04/94             100.00            0.00        6        100.00           0.00
Battery and charger                          13/06/94              69.10            0.00        8         69.10           0.00
OKIfax 1000                                  25/11/94            1010.00            0.00       13       1010.00           0.00
Reconditioned copier                         09/03/95            1500.00            0.00       17       1500.00           0.00
Answerphone, kettle, towels                  05/05/95             147.01            0.00       19        147.01           0.00
Postage Machine                              31/12/95            1015.00            0.00       26       1015.00           0.00
Mobile phone upgrade                         14/02/96             154.21            0.00       28        154.21           0.00
4 Drwr Filing Cabinet                        17/10/96             149.50            0.00       36        149.50           0.00
HRS Cnd Booth Poster/Pnls                    30/04/97            2296.12            0.00       42       2296.12           0.00
Antistatic ChrMat(Pioner)                    31/07/97              70.12            0.00        0         70.12           0.00
BT Bus.Com.(Answr Mch)                       24/09/97             114.02            0.00       47        114.02           0.00
BT Mobile (Mobile Phne)                      7/10/1997            110.04            0.00       48        110.04           0.00
SGB Youngman(Grp4AirCon)                     18/11/97             707.00            0.00       49        707.00           0.00
J.Coffin(CfeMkr/Micrwve)                     14/04/98             177.48            0.00       54        177.48           0.00
Fastsigns(Booth Banners)                     20/05/98             868.97            0.00       55        868.97           0.00
Air Conditioner (Htbuster)                   24/06/98             680.00            0.00       56        680.00           0.00
2 Eldon Mag Stands(Pionr)                    24/11/98             542.85           11.31       61        542.85          45.24
Bosch World 718 MobilePh                     15/01/99             527.19           10.98       62        527.19          54.92
Fastsigns (Booth Banners)                    05/06/99             914.67           19.06       68        914.67         209.61
Skytech (Conference Phone)                   15/06/99             435.00            9.06       68        435.00          99.69
Nokia6150&Acc (BT Mobile)                    09/09/99             170.92            3.56       71        170.92          49.85
Lanier Dig5222Copier (RBS)                   13/12/99            3115.00           64.90       74       3115.00        1103.23
5'Cables/PadLokII (RaqSys)                   21/12/99             153.38            3.20       74        153.38          38.98
Toshiba TLP650 Proj (PictureIt)               7/1/00             3920.00           81.67       75       3920.00        1470.00
Infocus LP335 Projetr(Micrwrhse)             27/10/00            2799.00           58.31       84       2799.00        1481.14
BT Mobile (MotorolaP7289Cel)                 18/10/00             111.55            2.32       84        111.55          62.75
Sign Studio (two 4MBanners)                  31/10/00            1798.00           37.46       84       1798.00        1011.38
RBS (Lanier 4360 Fax)                         9/11/00             892.00           18.58       85        892.00         520.33
J.Coffin/Airborne (trolleys)                 12/02/01             500.39           10.42       88        500.39         323.17
Pioneer (2 Flip Charts)                       21/2/01             370.18            7.71       88        370.18         239.07
Pitney (Sparkl Franking Machine)              30/4/01            1200.00           25.00       90       1200.00         825.00
Ikes (effektiv rail/tbl/leg)                 29/03/02             117.45            2.45      101        117.45         107.66
EBM HP Color Laser Printer                   26/06/02             349.00            7.27      104        349.00         341.73
Ikea (effektiv rail/tbl/leg)                 30/06/02             102.13            2.13      104        102.13         100.00
Microwarehouse                               20/06/02            1445.22           30.11      104       1445.22        1415.11

SUBTOTAL                                                        28668.00          405.50               28668.00        9498.86

Total Office Equipment                                          44766.51          689.86               44766.51       17432.18

Leaseholds

SOFTWARE/SALES

SUBTOTAL                                                            0.00            0.00                   0.00           0.00

GEOSCIENCE SERVICES

SUBTOTAL                                                            0.00            0.00                   0.00           0.00

JOINT
Security grille and locks             19/04/95                  247.34         0.00       18             247.34        0.00
A.J. Woodward, Carp.                  26/03/98                 1940.00         0.00       53            1940.00        0.00
A.T. Curtains                         31/03/98                  300.00         0.00       53             300.00        0.00
Stateside Services                    26/03/98                  402.50         0.00       53             402.50        0.00
A.T. Curtains                         20/04/98                  673.75         0.00       54             673.75        0.00
Ideal Interiors (crpttile)            01/04/98                 1716.00         0.00       54            1716.00        0.00
R & R Security                        06/04/98                 2196.79         0.00       54            2196.79        0.00
A. Smith (Signage)                    16/04/98                   77.14         0.00       54              77.14        0.00
A.J. Woodward (FireDoor)              27/10/00                  500.00        13.75       84             500.00      211.25
A.J. Woodward (Officervsn)            29/12/00                 2000.00        55.00       86            2000.00      955.00

SUBTOTAL                                                      10053.52        68.75                    10053.52     1166.25

Total Leasehold Improvements                                  10053.52        68.75                    10053.52     1166.25

GRAND TOTAL OFFICE                                            60743.06       771.14                    60743.06    19869.31
GRAND TOTAL COMPUTER                                         235075.87      2571.06                   235075.87    46274.67
GRAND TOTAL LEASEHOLD                                         10053.52        68.75                    10053.52     1166.25
GRAND TOTAL                                                  305872.45      3410.95                   305872.45    67310.23


Recap:

Depreciation
Software/Sales 71430                                          46117.12       939.60                    46117.12    21312.33
Geoscience Services 81430                                     44134.72       842.68                    44134.72     9576.36
Joint                                                        215620.61      1628.67                   215620.61    36421.54
RECAP TOTAL DEP.                                             305872.45      3410.95                   305872.45    67310.23


Monthly Allocation                                             Software/Sales lence Services Totals
Depreciation 23100                                             1753.94       1657.01        3410.95

HAMPSON RUSSELL S.E. ASIA in USD
Assets & Depreciation - as at June 30, 2002

Start Date:             1-May-00
Current Date:          30-Jun-02
Elapsed months             26.00


                                                                      Age in
                                    Original         Current           Months          Opening           Current
Item                                  Cost         Depreciation      From Start         Value             Value
----                              ------------     ------------     ------------     ------------     ------------

OFFICE EQUIPMENT 22-100

Fax/Answering Machine (HRS)             273.33             8.20             0.00           273.33            60.13
Projector - Sudjarwo (HRS)             4800.00           144.00            10.00          4800.00          2496.00

Totals - Office Equipment              5073.33           152.20                           5073.33          2556.13

FURNITURE & FIXTURES

(AdminAst Furniture (Wiguna)            254.29             7.63            10.00           254.29           132.23
                                                           0.00                              0.00             0.00
                                                           0.00                              0.00             0.00

Totals - Furniture & Fixtures           254.29             7.63                            254.29           132.23

TOTALS Office Equip/Furniture          5327.62           159.83                           5327.62          2688.36

COMPUTER EQUIPMENT 22-200

PCMCIA Modem                            229.65             6.89             0.00           229.65            50.52
SUN Ultra5 Workstation                11409.59           342.29             5.00         11409.59          4221.55
CPU Pentium III/UPS APC 650VA          1061.07            31.83             6.00          1061.07           424.43
Canon BJC 6200 Color Printer            219.00             6.57             7.00           219.00            94.17
Leo PentiumIII (Zisca)                  833.17            25.00             9.00           833.17           408.25
Bercel Plotter                         3615.00           108.45             9.00          3615.00          1771.35
HPGL/2 Formatter Card                   353.00            10.59            10.00           353.00           183.56
PC Computer                            1573.28            47.20            21.00          1573.28          1337.29

Totals - Computer Equipment           19293.76           578.81                          19293.76          8491.12

SOFTWARE

Paint Shop PRO Win2000                  134.00             4.02             7.00           134.00            57.62
Exceed Hummingbird                      588.00            17.64             8.00           588.00           270.48
Justcroft CGM Software                  795.00            23.85             8.00           795.00           365.70

Totals - Software                      1517.00            45.51                           1517.00           693.80

Total Depreciation                                       784.15
                                                   ============

Assets & Depreciation - at June 30, 2002 for HRS Houston in USD

Start Date:             31-Oct-94

Current Date:           30-Jun-02

Elapsed months              93.00

                                                                                       AGE IN
DATE OF                                                     ORIGINAL     CURRENT       MONTHS       OPENING      CURRENT
PURCHASE    ITEM                                              COST        DEPR.      FROM START      VALUE        VALUE
--------    ----                                            --------     -------     ----------     -------      -------
            OFFICE EQUIPMENT (3%)

            SB Marketing
            OVERHEAD/SLIDE PROJECTOR                          432.99        0.00       11.00          432.99         0.00
            CELLULAR PHONE                                    159.13        0.00       18.00          159.13         0.00
            8' x 10' NEPTUNE BOOTH                           2519.93        0.00       37.00         2519.93         0.00
            CART                                              149.77        1.49       41.00          149.77         0.00
            PCS CELLULAR PHONE                                144.84        4.35       50.00          144.84        16.66
14-Sep-99   S. BIRCHER OFFICEMAX PALM PILOT                   487.11       14.61       59.00          487.11       121.78
17-Sep-99   S. BIRCHER RADIOSHK CNVTN MIKE/ACC                179.63        5.39       59.00          179.63        44.91
12-Feb-00   S. BIRCHER KX-TC189 PHONE                         216.49        6.49       64.00          216.49        70.35
15-Jun-00   BEYOND CELLULAR CEL PHONE                         366.19       10.99       68.00          366.19       140.98
15-Dec-00   NOMADIC DISPLAY BOOTH ADDITIONS                  5780.00      173.40       74.00         5780.00      2745.50
17-Jan-01   VIKINF 70X70 WALL SCREEN                          109.84        3.30       75.00          109.84        53.82
14-May-01   NOMADIC DISPLAY BOOTH ADDITIONS                 19360.00      580.80       79.00        19360.00     11232.09
31-Jul-01   DATA PROJECTIONS PROX X350 1100L PROJECTOR*      4476.12      134.28       81.00         4476.12      3252.87
17-Aug-01   DATA PROJECTIONS PROX X350 LAMP                   421.10       12.63       82.00          421.10       285.43
30-Aug-01   NOMADIC DISPLAY BOOTH                           38742.11     1162.26       82.00        38742.11     25960.50
20 Nov-01   CHASE Sprint PCS Kyocera 2255 Phone               221.80        6.65       85.00          221.80       171.86
 5-Dec-01   CHASE Logi Cordless Internet Cel                  295.48        8.86       86.00          295.48       236.72

            Subtotal                                        74062.53     2125.51                    74062.53     44333.45

            CR Consulting
            FILING CABINET                                    627.84         0.0       33.00          627.84         0.00
            CELLULAR PHONE                                    107.23         0.0       50.00          107.23         0.00
 9-Jun-00   BYTEK PORTABLE A/C SPOT COOLER                   1343.59       40.31       68.00         1343.59       335.90
12-Oct-00   CONF ROOM COMBO BOARD                             238.14        7.14       72.00          238.14        88.11
31-Jan-01   CELLULAR PHONE                                    200.24        6.01       75.00          200.24        92.11
27-Jun-01   CARD SCANNER                                      213.00        6.39       80.00          213.00       129.93
29-May-02   NEXTEL CELL PHONE                                 183.99        5.52       91.00          183.99       172.95

            Subtotal                                         2914.03       65.38                     2914.03       819.00

            Joint
            PHONE SYSTEM                                     2857.50        0.00       20.00         2857.50         0.00
            PHONE EQUIPMENT                                   284.57        0.00       21.00          284.57         0.00
            COPIER                                           1622.67        0.00       28.00         1622.67         0.00
            FAX (S. BIRCHER)                                  292.27        0.00       40.00          292.27         0.00
            CARD SCANNER                                      249.99        0.00       43.00          249.99         0.00
            NEW PHONE SYSTEM                                 2041.51        0.00       47.00         2041.51         0.00
            PHONE SYSTEM UPGRADE                             1585.86        0.00       49.00         1585.86         0.00
            PHONE SET                                         270.63        0.00       54.00          270.63         0.00
            SOUND POINT CONFERENCE PHONE                      333.40        0.00       55.00          333.40         0.00
            42" FIVE DRAWER LATERAL FILE                      649.49        0.00       56.00          649.49         0.00
            PHONE SETS LUCENT                                1304.57        0.00       57.00         1304.57         0.00

17-Sep-99   PINACOR PHONE UNIT                                448.87       13.47       59.00          448.87        (8.98)
12-Jan-01   Lowe's HEATERS                                    107.99        3.24       76.00          107.99        52.92

            Subtotal                                        12049.32       16.71                    12049.32        43.94

            Totals - Office Equipment                       89025.88     2207.60                    89025.88     45196.39

            FURNITURE AND FIXTURES (1.5%)

            SB Marketing
            2 Super Tasks SB                                  228.35        0.00        0.00          228.36         0.00
            Divider and Chair SB                              207.17        0.00        0.00          207.17         0.00
            2 Chairs SB                                       203.60        0.00        1.00          203.60         0.00
            Bookcase SB                                        90.92        0.00        2.00           90.92         0.00
            Portfolio SB                                      109.11        0.00        2.00          109.11         0.00
            Chair                                             312.84        0.00       21.00          312.84         0.00
            Desk and Chairs                                  1171.26        0.00       22.00         1171.26         0.00
            Credenza and Lateral File                         700.38        0.00       22.00          700.38         0.00
            Catalog Case SB                                    56.83        0.00       23.00           56.83         0.00
            4 Convention Chairs                               173.20        0.00       25.00          173.20         0.00
            Fan SB                                             11.69        0.18       40.00           11.69         2.40
            Ikea Furniture SB                                2539.51       38.09       49.00         2539.51       863.43
            Steve Bircher Desk Ext for Magda                  179.70        2.70       52.00          179.70        69.18
            SB Ikea Convention Chairs                         460.01        6.90       53.00          460.01       184.00
26-Dec-99   Ikea Furntiure SB                                 547.75        8.22       63.00          547.75       301.26
 4-Apr-01   Viking Black Leather Executive Chair              108.24        1.62       78.00          108.24        83.89
14-Aug-01   Ikea Furniture SB                                 722.03       10.83       82.00          722.03       602.90
29-Feb-00   72" Bookcase SB Sept/01                           184.00        2.76       64.00          184.00       103.96
27-Jan-02   Shelving (Dragon)                                 111.65        1.67       87.00          111.65       101.60

            Subtotal                                         8118.25       72.97                     8118.25      2312.62

            SB Geotech

            Debner & Co Tech Room                            3100.00       46.50       52.00         3100.00      1193.50
            Debner & Co Tech Room                            3617.64       54.26       54.00         3617.64      1501.32
            Office Max 2 Leather Chairs                       155.66        2.33       55.00          155.66        66.93
 8-Oct-99   Desk S Chamberlain) Calgary Sept/01              1095.49       16.43       60.00         1095.49       553.22
 8-Oct-99   3 Book Shelves (S Chamberlain) Calgary Sept/01    487.09        7.31       60.00          487.09       245.98
13-Nov-99   Ikea Desk Parts (S Chamberlain) Calgary Sept/01   431.86        6.48       61.00          431.86       224.57
24-Feb-00   Office Chair (S Chamberlain) Calgary Sept/01      216.49        3.25       64.00          216.49       122.32

            Subtotal                                         9104.23      136.56                     9104.23      3907.84

            SB Training Room

            Refrigerator                                      216.49        0.00       22.00          216.49         0.00
            SB Anthro Training Room Furn.                    1937.75       29.07       54.00         1937.75       804.17
            SB Anthro Training Room Furn.                    2862.44       42.94       55.00         2862.44      1230.85
            Task Chairs 18                                   1558.61       23.38       56.00         1558.61       693.58
 9-Aug-99   Marker Board (Viking)                             142.84        2.14       58.00          142.84        67.85
 5-Aug-99   Cables, PowerBar, SurgeProtectr (SB)              176.67        2.65       58.00          176.67        83.92

            Subtotal                                         6894.80      100.17                     6894.80      2880.37

            CR Consulting

            File, Credenza and Chair CR                      1385.57        0.00        1.00         1385.57         0.00
            Desk                                               48.48        0.73       28.00           48.48         1.21
            Filing Cabinet                                    161.29        2.42       28.00          161.29         4.03
            Chair                                             170.81        2.56       32.00          170.81        14.52
            Shelving Unit                                     201.26        3.02       33.00          201.26        20.13
            Anthrocart Computer Table                         660.01        9.90       48.00          660.01       214.50
            Anthrocart Computer Table CR                      606.10        9.09       49.00          606.10       206.07
            Danish Inspiration Chairs CR                      775.07       11.63       49.00          775.07       263.52
            Anthrocart Computer Table                         633.85        9.51       50.00          633.85       225.02
            Modena Chair                                      248.96        3.73       51.00          248.96        92.12
            Anthrocart Table                                  598.22        8.97       52.00          598.22       230.31
            Office Mat                                        161.96        2.43       56.00          161.96        72.07
            Anthro Computer Table CR                          164.85        2.47       82.00          164.85       137.65

            Subtotal                                         5816.43       66.46                     5816.43      1481.16

            CR Geotech
 2-Mar-01   C.Ross (Ikea furniture re Galina)                 656.00        9.84       77.00          656.00       498.56

            Subtotal                                          656.00        9.84                      656.00       498.56

            Joint
            Desk                                             1014.30        0.00       21.00         1014.30         0.00
            2 Filing Cabinets                                 366.32        0.00       21.00          366.32         0.00
            Bookcase                                          399.44        0.00       21.00          399.44         0.00
            Chairs                                            606.16        0.00       21.00          606.16         0.00
            Lateral Filing Cabinet                            486.04        0.00       21.00          486.04         0.00
            Cabinet Table                                     184.01        0.00       21.00          184.01         0.00
            2 Chairs Joint                                    303.08        0.00       22.00          303.08         0.00
            Chairs                                            606.16        0.00       22.00          606.16         0.00
            Office Cart                                        65.30        0.00       22.00           65.30         0.00
            Ikea Furniture SB                                 582.39        8.74       49.00          582.39       198.01
            Debner & Co Reception                            6328.81       94.93       52.00         6328.81      2436.59
            Danish Inspiration SB 3/8/99                     1921.17       28.82       53.00         1921.17       768.47
            Danish Inspiration SB 3/9/99                      540.17        8.10       53.00          540.17       216.07
            Debner & Co Reception                             257.13        3.86       54.00          257.13       106.71
            Leather Chair Reception                           172.15        2.58       55.00          172.15        74.02
            Picture Frames                                    571.15        8.57       56.00          571.15       254.16
 5-Aug-99   FRT16CNHW LH Refrigerator                         471.48        7.07       58.00          471.48       223.95

                    Subtotal                                14875.26      162.67                    14875.26      4277.99

            Totals - Furniture&Fixtures 50%C                45464.97      548.68                    45464.97     15358.54

            COMPUTER EQUIPMENT (3%)

            SB Marketing
            Software                                          324.68        0.00       18.00          324.68         0.00
            Battery Pack                                       64.95        0.00       21.00           64.95         0.00
            Computer Attachments                              108.94        0.00       21.00          108.94         0.00
            Monitor                                           844.31        0.00       21.00          844.31         0.00
            Computer Case                                     997.66        0.00       22.00          997.66         0.00
            Winbook Lap Top                                  4652.99        0.00       22.00         4652.99         0.00
            Printer                                           353.28        0.00       26.00          353.28         0.00
            Port Replicator                                   138.60        0.00       28.00          138.60         0.00

          Memory Module Sparc10                                    476.10         0.00        28.00       476.10         0.00
          CD Rom Drive Sparc10                                     424.12         0.00        28.00       424.12         0.00
          Old Hub                                                  952.60         0.00        43.00       952.60         0.00
          Luck Computers (Upgrade)                                 391.87         0.00        47.00       391.87         0.00
          Winbook Lap Top Battery                                  338.57         0.00        50.00       338.57         0.00
          Pentium II/Monitor Cuba                                 2940.09         0.00        50.00      2940.09         0.00
          Microcenter SB Viwsonic Monitor                         1135.54         0.00        53.00      1135.54         0.00
 7-Jan-00 C Ross (Dell PC500 Cozumel) Calgary                     2092.48        62.77        63.00      2092.48       209.25
24-Feb-00 Dell PPR I/O Kit (S.Bircher)                             204.60         6.14        64.00       204.60        26.80
19-Jan-01 UBM Computers AMD CPU/ACC                                725.28        21.76        75.00       725.28       333.63
10-Jan-01 AMDV Olympus Digital Camera                             1322.90        39.69        76.00      1322.90       648.22
23-Jan-01 Microwarehouse (S.Bircher)LSR PRntr Superscript          413.42        12.40        76.00       413.42       202.58
24-Jan-0l Dell (S.Bircher) Multimedia LCD Planar Monitor          1228.64        36.86        76.00      1228.64       602.03
 5-Feb-01 Sony (S.Bircher) Series Notebook, Monitor, DVD*         4283.84       128.52        78.00      4283.84      2418.35
27-Feb-01 Dell(Chase Visa)                                        1132.30        33.97        77.00      1132.30       588.80
11-Apr-01 Sony Port Replicator(S.Bircher)                          210.48         6.31        78.00       210.48       115.76
 3-Oct-01 Dell Computer (S. Bircher)                              2108.74        63.26        84.00      2108.74      1539.38
15-Dec-0l CHASE Canon BJC-S Bubblejet Printer (SB)                 324.72         9.74        86.00       324.72       256.53
17-May-02 CHASE Sony Laptop (SB)                                  4549.37       136.48        91.00      4549.37      4276.41

          Subtotal                                               32741.07       587.90                  32741.07     11217.53

          SB Training Room

          6 Ultra1 Wrkstn (Concorde)                             16080.00       482.40        57.00     16080.00         0.00

          Subtotal                                               16080.00       482.40                  16080.00         0.00

          CR Consulting
          Compaq 166 Presario                                     3297.21         0.00        21.00      3297.21         0.00
          Solaris 2.5 System Adm. C                                170.72         0.00        30.00       170.72         0.00
          Plotter C HP750                                         6640.17         0.00        32.00      6640.17         0.00
          Battery Back-up C                                        194.16         0.00        32.00       194.16         0.00
          Modem C                                                  185.73         0.00        32.00       185.73         0.00
          Veritas SCSI Card/DLT Tape Drive C                        35.10         0.00        43.00        35.10         0.00
          Veritas Sun Sparc 10 C Mounty                          11364.09         0.00        43.00     11364.09         0.00
          Palm Pilot                                               147.63         0.00        49.00       147.63         0.00
          Vealtas Exabyte Eliant 820S SE Brave                    1569.63         0.00        49.00      1569.63         0.00
          Veritas 192MB mem for Sparc 10 Mounty                    633.26         0.00        49.00       633.26         0.00
          Veritas 18GB Segate Disk Drive Whiskey                  1634.58         0.00        49.00      1634.58         0.00
          Veritas U1300B128MB 1x300 Chief1                        9502.09         0.00        49.00      9502.09         0.00
          Veritas U-4 512 Mbytes Chief1                           1829.43         0.00        49.00      1829.43         0.00
          Veritas U-S4072 4Gb HDD/3.5% 1.44 FDD Chief1             775.07         0.00        49.00       775.07         0.00
          Veritas UC21T 21" color monitor Chief1                  1602.10         0.00        49.00      1602.10         0.00
          Veritas U HTGX 4MB VRAM Chief1                          1028.38         0.00        49.00      1028.38         0.00
          Veritas 256 Mb mem Exp for Ultra I Scout                 947.19         0.00        49.00       947.19         0.00
          Veritas Sun Ultra 2 w/monitor Chief2                    5813.03         0.00        51.00      5813.03         0.00
          Veritas Ultra Wide Dif Card/intrface Raid               1475.17         0.00        52.00      1475.17         0.00
          Veritas 5pk&single 17.8GB Disk Drives Raid              8104.13         0.00        52.00      8104.13         0.00
          Veritas Rack Mount Chassis Raid                         7145.88         0.00        52.00      7145.58         0.00
          Veritas PowerSup/32mbCache/Cabie Raid                   1368.13         0.00        52.00      1368.13         0.00
          Veritas Clary UPS DT1250 Raid-Brave                     2304.26         0.00        54.00      2304.26         0.00
          Veritas Creator 3D Graphic Card Chief2                  1643.24         0.00        54.00      1643.24         0.00
          Veritas Ultra 10 256/21" Monitor Brave                  5410.33         0.00        54.00      5410.33         0.00
 6-Aug-99 C Ross (6.4GB Laptop) Kosh                              3734.63         0.00        58.00      3734.63         0.00
16-Oct-99 C Ross (HP LJ970 printer) - Apache                       428.97        12.87        60.00       428.97         4.29
13-Dec-99 C.RossPalm V Organizer                                   308.48         9.25        62.00       308.48        21.59
10-Dec-99 P.Nielsen (5 17.2 GB disks) - RAID                      6400.00       192.00        62.00      6400.00       448.00
10-Dec-99 P.Nielsen (3Com 24 port switch) - Brave                 1200.00        36.00        62.00      1200.00        84.00
12-Dec-99 P.Nielsen(convrt Connector/cable/UPS)                    282.00         8.46        62.00       282.00        19.74

13-Dec-99 Zzyzx (U60 512MB c/w 19" monitor - Warrior                20081.33      602.44        62.00       20081.33      1405.69
13-Dec-99 Zzyzx (graphics card) - Warrior                             300.00        9.00        60.00         300.00         3.00
16-May-00 Bytek (Brave Server Mem Upgrade)                            811.87       24.36        67.00         811.87       178.61
25-May-00 C Ross (UPS for Warrior)                                    539.60       16.19        67.00         539.60       118.71
23-Jun-00 C Ross (HD, UPS & Mouse for Apache)                         556.40       16.69        68.00         556.40       139.10
13-Jul-00 Bytek Technology - Brave 73GB Mirror DiskDrive             3777.92      113.34        69.00        3777.92      1057.82
 3-Aug-00 Bytek (Ultra Wide SCSI SN01788) OCT00 - Brave               657.85       19.74        72.00         657.55       243.40
27-Oct-00 C. Ross (PC Hard Disk) Trinidad Portable 20GB               216.16        6.48        72.00         216.16        79.98
 4-Apr-01 C. Ross (Memory) - Apache                                   341.47       10.24        78.00         341.47       187.81
26-Jun-01 C. Ross Tape Drive/HD/USB - Apache                          610.00       18.30        80.00         610.00       372.10
 2-Aug-01 C. Ross Dell P4 36GB Computer Trinidad*                    3506.20      105.19        82.00        3506.20      2747.14
 2-Aug-01 C. Ross Dell P4 18GB Computer Tobago*                      1701.67       51.05        82.00        1701.67      1538.11
13-Oct-01 C. Ross CPU Upgrade/Motherboard                             610.53       18.32        84.00         610.53       445.69
15-Mar-02 C. Ross Laptop                                             4211.40      126.34        89.00        4211.40      3706.03
30-Apr-02 C. Ross DLT 8000 Dell/Nas Server                           9056.17      271.69        90.00        9056.17      8241.11
17-May-02 SMART UPS 750 XL USB                                        774.71       23.24        91.00         774.71       728.23

          Subtotal                                                 134927.77     1691.18                   134927.77     21041.94

          CR Geotech

          Ultra 1 Computer Work Center C Scout                      27506.33        0.00        29.00       27506.33         0.00
          Veritas Ultra 1 Gxtra/25" Mntr/CountryKit Scout            1375.59        0.00        54.00        1375.59         0.00

          Subtotal                                                  28881.92        0.00                    28881.92         0.00

          Joint
          S. Bircher (Re MT PC+Mem Upgrd)                            2651.25        0.00        45.00        2651.25         0.00
          S. Bircher (HP Scan Jet re MT PC)                           324.72        0.00        45.00         324.72         0.00
          CR Microcenter Prowide Printer                              733.94        0.00        53.00         733.94         0.00
29-Oct-99 T. Fountain (CD Writer)                                     245.35        7.36        60.00        245.350         2.45
28-Mar-02 T. Fountain color laser printer                            2183.33       65.50        89.00        2183.33      1921.33

          Subtotal                                                   6138.59       72.86                     6138.59      1923.78


          Totals - Computer Equipment                              218769.35     2804.35                   219769.35     34183.25

          GRAND TOTALS                                             353260.20     5560.62                   353260.20     94738.18


          SOFTWARE STRAIGHTLINE 3 YEARS)

          SB Marketing
          Software-Comp USA                                           541.23        0.00        27.00         541.23         0.00
          Adobe Pagemaker                                             698.19        0.00        30.00         698.19         0.00
11-Jan-01 Corel Draw 10                                               216.49        6.01        76.00         216.49       113.78
23-Jan-01 Microwarehouse (S. Bircher) ACTI 2000                       179.95        5.00        76.00         179.95        94.57


          Subtotal                                                   1635.86       11.01                     1635.86       208.35

          CR Consulting
          Plotting Software System Dev. C                            3804.99        0.00        39.00        3804.99         0.00
15-Sep-99 Exceed (T. Fountain 50%)                                    197.00        5.47        59.00         197.00        10.94
27-Aug-99 System Dev Montage Edit                                    3788.75      105.24        59.00        3788.75       210.49
14-Sep-99 System Dev Montage Edit/Tiff - CGM                         1014.84       28.19        59.00        1014.84        56.38


23-Feb-01  Graphic Software (C. Ross)                            814.00        22.61       75.00            814.00      427.80
 5-Nov-01  Systems Dev Montage Edit/Tiff                         828.11        23.00       85.00            828.11      642.28

           Subtotal                                            10447.69       184.52                      10447.69     1347.89


           CR Geotech

           Noesys Software (M Sparlin)                           510.00        14.17       64.00            510.00       84.44
 7-Sep-01  Maestro Solo/Exceed (T Fountain for C Ross)           300.00         8.33       83.00            300.00      201.94

           Subtotal                                              810.00        22.50                        810.00      286.37

           Joint
           MS Office                                             306.70         0.00       28.00            306.70        0.00
           Solaris Software                                      255.00         0.00       28.00            255.00        0.00
           HCL Exceed                                           1047.98         0.00       30.00           1047.98        0.00
           Quickbooks Accounting                                 163.35         0.00       50.00            163.35        0.00
           Ms Office2000/Mcafee 2000                             422.15         0.00       56.00            422.15        0.00
           MS Project/WP off Voice                               671.13         0.00       56.00            671.13        0.00
13-Aug-99  UBM MSWinn98                                          276.04         0.00       58.00            276.04        0.00

           Subtotal                                             3142.35         0.00                       3142.35        0.00

           Totals - Software                                   16035.90       218.03                      16035.90     1842.61

Recap:
Depreciation:
SB Marketing 71430              124026.08       2892.95                124026.08      61771.45
SR Consulting 81430             173196.15       1832.86                173196.15      23840.66
50/50 Joint                      56037.97        834.81                 56037.97       9126.08
                                ---------       -------                ---------      --------
RECAP GRAND TOTAL DEPR.         353260.20       5560.63                353260.20      94738.18

Amortization:
SB Marketing 71440                1635.86         11.01                  1635.86        208.35
SR Consulting 81430              11257.69        207.02                 11257.69       1634.26
50/50 Joint                       3142.35          0.00                  3142.35          0.00
                                ---------       -------                ---------      --------
RECAP GRAND TOTAL AMORTIZ.       16035.90        218.03                 16035.90       1842.61

Monthly allocation:            71430/71440    81430/81440

                                Marketing     Consulting     Total
Depreciation                      3373.13       2187.49                  5560.63
Amortization                        11.01        207.02                   218.04
                                ---------       -------                ---------
Totals                            3384.15       2394.52                  5778.67

Calgary                            199.34

                                   SCHEDULE B

                                 EXCLUDED ASSETS

1.       Accounts Receivable

2.       Cash and cash equivalents

3.       Marketable securities

4.       GST and value added taxes recoverable

5.       Prepaid income tax

6.       Insurance contracts

                                   SCHEDULE C

                         ADDITIONAL ASSUMED LIABILITIES


Part I                     Canadian Vendor/Canadian Purchaser

                           Nil





Part II                    US Vendor/US Purchaser

                           Nil





Part III                   UK Vendor/UK Purchaser

                           Nil





Part IV                    Australian Vendor/Australian Purchaser

                           Nil

                                   SCHEDULE D

                              INTELLECTUAL PROPERTY

1. All rights to the names "Hampson-Russell", "Hampson-Russell Software", "Hampson-Russell Software Services" and any and all variations thereof owned and/or used by the Vendors and/or their Affiliates.

2. Software License Agreement dated May 5, 1994 between Visix Software, Inc. and Hampson-Russell relating to Visix Galaxy Application Environment Software.

3.       System Development Montage Edit/Tiff Software (no contract).

4. Landmark Graphics Corporation Software License Agreement (Agreement number LG122V150/849) dated May 26, 1995 and Software Maintenance and Support Agreement dated June 2, 1995 between Landmark Graphics Corporation and Hampson-Russell Software Services Ltd. relating to Landmark Graphics Openworks software.

5. Software Developer License Agreement and Virtual Private Network addendum dated August 10, 2001 between OpenSpirit Corporation and Hampson-Russell Software Services Ltd. relating to OpenSpirit Software.

6. Globetrotter Software FLEXIm Software License Agreement and extension agreement dated February 24, 1994 between Globetrotter Software, Inc. and Hampson-Russell relating to Globetrotter FLEXIm software.

7. GeoQuest Software Sale Agreement dated March 23, 1998 between GeoQuest, a division of Schlumberger Technology Corporation and Hampson-Russell Software Services Ltd. relating to GeoFrame software.

8. Geoshare Developer's License Agreement No. GSH-0694-157-1 dated June 14, 1994 and Geoshare Software Support and Maintenance Agreement dated June 14, 1994 between GeoQuest, a division of Schlumberger Canada Limited and Hampson-Russell Software Services Ltd. relating to Geoshare Developer's Kit Software.

9. Agreement dated January 1, 1990 between Schlumberger Technology Corporation and Hampson-Russell Software Services, Limited relating to INVEST software program.

10. Products License Agreement between Rational Software Corporation and Hampson-Russell Software Services relating to Rational "Purify" Software.

11. End User License Agreement between ACCPAC International, Inc. and Hampson-Russell relating to ACCPAC for small business series software.

12. Electronic mail addresses in Canada, Australia and Asia used by the Vendors with the following structure: [first name]@hampson-russell.com.

13. Electronic mail addresses in England and Wales used by the Vendors with the following structure: [first initial][last name]@hrs-uk.com.

14. Electronic mail addresses in the United States used by the Vendors with the following structure: [first initial][last name]@hrs-us.com.

15.      The domain name and address: www.hampson-russell.com.

                             COPYRIGHT REGISTRATIONS



A.

REGISTRATION NO.:  492325
DATE OF REGISTRATION:  June 14, 2001
FIRST PUBLISHED:  May 17, 2001, Calgary, Alberta
TITLE:  Geoview (Version 2.00)
NATURE:  Literary (Software Program)
OWNER:  Hampson-Russell Software Services Ltd.
AUTHOR:  Francis Ma

B.

REGISTRATION NO.:  492317
DATE OF REGISTRATION:  June 14, 2001
FIRST PUBLISHED:  May 17, 2001, Calgary, Alberta
TITLE:  Pro3d (Version 2.00)
NATURE:  Literary (Software Program)
OWNER:  Hampson-Russell Software Services Ltd.
AUTHOR:  Francis Ma

C.

REGISTRATION NO.:  492318
DATE OF REGISTRATION:  June 14, 2001
FIRST PUBLISHED:  May 17, 2001, Calgary, Alberta
TITLE:  Strata (Version 4.10)
NATURE:  Literary (Software Program)
OWNER:  Hampson-Russell Software Services Ltd.
AUTHOR:  Arthur Lee

D.

REGISTRATION NO.:  492319
DATE OF REGISTRATION:  June 14, 2001
FIRST PUBLISHED:  May 17, 2001, Calgary, Alberta
TITLE:  Ismap (Version 3.00)
NATURE:  Literary (Software Program)
OWNER:  Hampson-Russell Software Services Ltd.
AUTHOR:  Arthur Lee

E.

REGISTRATION NO.:  492320
DATE OF REGISTRATION:  June 14, 2001
FIRST PUBLISHED:  May 17, 2001, Calgary, Alberta
TITLE:  Pro4d (Version 1.00)
NATURE:  Literary (Software Program)
OWNER:  Hampson-Russell Software Services Ltd.
AUTHOR:  Keith Hirsche

F.

REGISTRATION NO.:  492321
DATE OF REGISTRATION:  June 14, 2001
FIRST PUBLISHED:  May 17, 2001, Calgary, Alberta
TITLE:  Gli3d (Version 5.00)
NATURE:  Literary (Software Program)
OWNER:  Hampson-Russell Software Services Ltd.
AUTHOR:  Quing Li

G.

REGISTRATION NO.:  492324
DATE OF REGISTRATION:  June 14, 2001
FIRST PUBLISHED:  May 17, 2001, Calgary, Alberta
TITLE:  ELog (Version 2.00)
NATURE:  Literary (Software Program)
OWNER:  Hampson-Russell Software Services Ltd.
AUTHOR:  Tanya Colwell

H.

REGISTRATION NO.:  492323
DATE OF REGISTRATION:  June 14, 2001
FIRST PUBLISHED:  May 17, 2001, Calgary, Alberta
TITLE:  Avo (Version 4.00)
NATURE:  Literary (Software Program)
OWNER:  Hampson-Russell Software Services Ltd.
AUTHOR:  Ambrose Fung

I.

REGISTRATION NO.:  492322
DATE OF REGISTRATION:  June 14, 2001
FIRST PUBLISHED:  May 17, 2001, Calgary, Alberta
TITLE:  Emerge (Version 2.20)
NATURE:  Literary (Software Program)
OWNER:  Hampson-Russell Software Services Ltd.
AUTHOR:  Dan Hampson

                                   SCHEDULE E

                           MATERIAL BUSINESS LICENCES

1. City of Calgary Business License #BL4422 issued to Hampson-Russell Software Services Ltd. (Canada).

                                   SCHEDULE F

                   AGREEMENTS REQUIRING CONSENT FOR ASSIGNMENT

CANADIAN VENDOR - SOFTWARE AGREEMENTS

o        Software Licence Agreement dated May 25, 1997 between 1)
         Hampson-Russell Software Ltd. and 2) Abu Dhabi National Oil Company relating to STRATA software.

o Software Licence and Maintenance Agreement dated January 1, 1999 between 1) Hampson-Russell Software Ltd. and 2) Enterprise Oil plc. relating to AVO, STRATA, EMERGE and GLI3D software.

o Software Licence Agreement dated June 12, 2001 between 1) Esso Production Malaysia Inc. (Licensee), 2) Dexcel SDN BHD (Distributor) and 3) Hampson-Russell Software Ltd. (Licensor) relating to EMERGE software.

o Contract for Services dated April 1, 1997 between 1) Exxon Production Research Company and 2) Hampson-Russell Software Ltd. relating to AVO Analysis Workshop course and AVO software.

o Consulting Agreement dated ____, 1999 between 1) Fletcher Challenge Energy Taranaki Limited and 2) Hampson-Russell Software Ltd. relating to STRATA, EMERGE and AVO.

o Marketing and Service Provider Agreement dated April 1, 2002 between 1) GAIA Gerencia e Processamento de Dados and 2) Hampson-Russell Software Ltd. relating to AVO, eLOG, EMERGE, GLI3D, PRO4D, ISMap and STRATA.

o Globetrotter Software FLEXIm Software Licence Agreement dated February 24, 1994 between 1) Globetrotter Software, Inc. and 2) Hampson-Russell Software Services Ltd. relating to Globetrotter FLEXIm software.

o        Software Licence and Support Agreement dated December 1, 1990 between
         1) Nederlandse Aardolie Maatschappij B.V. and 2) Hampson-Russell Software Ltd. relating to AVO.

o License and Maintenance Agreement dated October 24, 1994 between 1) Oxy U.S.A. Inc., 2) Occidental International Exploration and Production Company and 3) Hampson-Russell Software Ltd. relating to STRATA and AVO.

o Maintenance and Support Agreement dated June 1, 2000 between 1) Qatar General Petroleum Corporation and 2) Hampson-Russell Software Services Ltd. relating to STRATA.

o        Software License and Support Agreement dated February 22, 1991 between
         1) Shell International Petroleum Maatschapp B.V and 2) Hampson-Russell Software Ltd. relating to GLI3D.

o Maintenance Agreement dated May 13, 1993 between Hampson-Russell Software Services Ltd. and Shell Oil Company relating to maintenance of GLI3D.

o Agreement dated January 1, 1990 between Schlumberger Technology Corporation and Hampson-Russell Software Services Ltd. relating to INVEST software program.

o Purchase Order Agreement dated September 22, 1998 between 1) Vastar Resources Inc. and 2) Hampson-Russell Software Ltd. relating to qualification for revised Vastar vendor bid list.

CANADIAN VENDOR - EQUIPMENT CONTRACTS

o Custom Pricing Program Agreement dated June 25, 1997 between Federal Express Canada Ltd. and Hampson-Russell Software Ltd. relating to pricing for FedEx automated courier system.

o Internetworking Services Agreement dated August 28, 2001 between Telus Communications Inc. and Hampson-Russell Software Ltd. relating to the provision of internetworking services.

CANADIAN VENDOR - REAL PROPERTY LEASE AGREEMENTS

o        Lease Agreement dated August 14, 2001 between Tillyard Management Inc.
         for HDL Investments Inc. and Hampson-Russell Software Services Ltd. (Canadian Vendor) relating to office space.

U.S. VENDOR - SOFTWARE AGREEMENTS

o        NIL

U.S. VENDOR - EQUIPMENT CONTRACTS

o        NIL

U.S. VENDOR - REAL PROPERTY LEASE AGREEMENTS

o Lease Agreement dated September 18, 1998 (amended May 3, 1999) between SynerMark Westchase Ltd. and Hampson-Russell Software Services (U.S.) Inc. relating to office space.

U.K. VENDOR - SOFTWARE AGREEMENTS

o        NIL

U.K. VENDOR - EQUIPMENT CONTRACTS

o        NIL

U.K. VENDOR - REAL PROPERTY LEASE AGREEMENTS

o Lease Agreement dated March 30, 1998 between Eagle Star Life Assurance Company Limited and Hampson-Russell Software Services Ltd. (U.K. Vendor) relating to office space.

AUSTRALIAN VENDOR - SOFTWARE AGREEMENTS

o        NIL

AUSTRALIAN VENDOR - EQUIPMENT CONTRACTS

o        NIL

AUSTRALIAN VENDOR - REAL PROPERTY LEASE AGREEMENTS

o        NIL

                                   SCHEDULE G

                          BUSINESS FINANCIAL STATEMENTS

                     Hampson-Russell Software Services Ltd.
                         YTD Consolidated Balance Sheet
                              As of March 31, 2002

                                                       CALGARY        CALGARY        HOUSTON      SE ASIA       LONDON
                                                         CAD            USD            USD          USD           USD
ASSETS                                                                    1.5895                   1.427808

 CURRENT ASSETS
10-200-0    Hongkong Bank                              395,403.75     248,759.83          0.00     4,781.64     25,974.45
10-250-0    Rekening Koran Bank                                             0.00                   1,630.11
10-300-0    Rekening Koran Bank (Rup)                                       0.00                     253.20
10-300-0    HongKong Savings Bank                                           0.00                                 8,461.22
10-300-0    Royal Bank (Visa)                           52,377.08      32,951.92          0.00
10-300-0    Petty Cash                                                      0.00          6.59
10-600-0    Petty Cash                                                      0.00                   1,000.00
10-400-0    Columbia Bank                               52,608.51      33,097.52          0.00
10-500-0    National Bank of Canada (M/C)               70,543.09      44,380.68          0.00
10-500-0    Wells Fargo Bank                                                0.00     17,872.03
10-700-0    Petty Cash Rupiah                                               0.00                   1,793.58
11-100-0    Term Deposit/Bond-AETNA                            --           0.00     22,971.50
11-200-0    Money Market Fund                          250,337.01     157,494.19
12-100-0    Accounts Receivable -- Trade             1,962,848.40   1,234,884.18     61,570.00     6,720.00     79,605.41
12-125-0    Allowance for Doubtful Accounts                    --           0.00
12-150-0    Accounts Receivable -- Other                39,566.00      24,892.10      2,858.97     1,200.00
12-160-0    Accounts Receivable SE Asia                 80,292.21      50,514.13
12-200-0    Accrued Interest Receivable                        --           0.00
12-300-0    VAT on Purchases                                                0.00                                 4,730.30
12-300-0    GST Recoverable                                                 0.00
12-400-0    Deposits                                                        0.00      2,811.00
12-450-0    Organizational Costs                                            0.00        584.13
12-500-0    Prepaids                                   127,986.81      80,520.17     31,235.52    10,655.34     58,591.76
12-550-0    Prepaid FIT                                                     0.00     91,580.00
12-550-0    Inventory                                          --           0.00
            TOTAL CURRENT ASSETS                     3,031,962.86   1,907,494.72    231,489.74    28,033.87    177,363.14

 PROPERTY, PLANT & EQUIPMENT
22-100-0    Office Equipment                            87,981.74      55,351.83     88,841.89     5,327.62     83,894.20
22-110-0    Furniture and Fixtures                             --           0.00     45,464.97
22-200-0    Computer Equipment                         242,545.77     152,592.49    204,389.10    20,810.76    321,542.66
22-300-0    Software                                    84,675.17      53,271.58     16,035.90
22-400-0    Leasehold Improvements                      36,211.66      22,781.79                                14,354.50
23-505-0    Accumulated Amortization -- Software               --           0.00    (15,466.45)
23-100-0    Accumulated Depreciation -- Office         (43,588.03)    (27,422.48)  (245,608.98)  (11,872.37)  (326,000.59)
23-200-0    Accumulated Depreciation -- Computer       (92,088.38)    (57,935.44)
23-300-0    Accumulated Depreciation -- Software       (24,134.94)    (15,183.98)
23-400-0    Accumulated Amortization -- Leaseholds     (21,175.67)    (13,322.22)
            TOTAL PROPERTY, PLANT & EQUIP.             270,427.32     170,133.57     93,656.43    14,266.01     98,790.77

LONG TERM ASSETS
12-600-0    Investments -- U.K. Company                879,447.89     553,285.87
12-650-0    Due from U.K. Company                     (506,833.02)   (318,863.18)
12-700-0    Investments -- U.S. Company              1,625,087.05   1,022,388.83
12-750-0    Due from U.S. Company                   (1,247,010.26)   (784,529.89)
12-800-0    Investments -- Hong Kong                   220,598.66     138,784.94
12-850-0    Due from Hong Kong                        (246,322.12)   (154,968.30)
12-870-0    Investments -- S.E. Asia                    86,097.21      54,166.22

                                                                     PERTH          ELIMINATION      CONSOLIDATED
                                                                      USD             ENTRIES            USD
ASSETS                                                              0.534539

 CURRENT ASSETS
10-200-0    Hongkong Bank                                          43,474.81                          322,990.74
10-250-0    Rekening Koran Bank                                                                         1,630.11
10-300-0    Rekening Koran Bank (Rup)                                                                     253.20
10-300-0    HongKong Savings Bank                                                                       8,461.22
10-300-0    Royal Bank (Visa)                                                                          32,951.92
10-300-0    Petty Cash                                                                                      6.59
10-600-0    Petty Cash                                                                                  1,000.00
10-400-0    Columbia Bank                                                                              33,097.52
10-500-0    National Bank of Canada (M/C)                                                              44,380.68
10-500-0    Wells Fargo Bank                                                                           17,872.03
10-700-0    Petty Cash Rupiah                                                                           1,793.58
11-100-0    Term Deposit/Bond-AETNA                                                                    22,971.50
11-200-0    Money Market Fund                                                                         157,494.19
12-100-0    Accounts Receivable -- Trade                           41,516.88                        1,424,296.46
12-125-0    Allowance for Doubtful Accounts                                                                 0.00
12-150-0    Accounts Receivable -- Other                                                               28,951.07
12-160-0    Accounts Receivable SE Asia                                            (28,374.08)         22,140.05
12-200-0    Accrued Interest Receivable                                                                     0.00
12-300-0    VAT on Purchases                                                                            4,730.30
12-300-0    GST Recoverable                                            66.57                               66.57
12-400-0    Deposits                                                                                    2,811.00
12-450-0    Organizational Costs                                                                          584.13
12-500-0    Prepaids                                                                                  181,002.79
12-550-0    Prepaid FIT                                                                                91,580.00
12-550-0    Inventory                                                                                       0.00
            TOTAL CURRENT ASSETS                                   85,058.26       (28,374.08)      2,401,065.65

 PROPERTY, PLANT & EQUIPMENT
22-100-0    Office Equipment                                                                          233,415.54
22-110-0    Furniture and Fixtures                                                                     45,464.97
22-200-0    Computer Equipment                                                                        699,335.02
22-300-0    Software                                                   60.38                           69,367.86
22-400-0    Leasehold Improvements                                                                     37,136.29
23-505-0    Accumulated Amortization -- Software                                                      (15,466.45)
23-100-0    Accumulated Depreciation -- Office                        (60.38)                        (610,964.80)
23-200-0    Accumulated Depreciation -- Computer                                                      (57,935.44)
23-300-0    Accumulated Depreciation -- Software                                                      (15,183.98)
23-400-0    Accumulated Amortization -- Leaseholds                                                    (13,322.22)
            TOTAL PROPERTY, PLANT & EQUIP.                                --                          371,846.78

LONG TERM ASSETS
12-600-0    Investments -- U.K. Company                                           (553,285.87)             (0.00)
12-650-0    Due from U.K. Company                                                  318,863.18               0.00
12-700-0    Investments -- U.S. Company                                         (1,022,388.83)              0.00
12-750-0    Due from U.S. Company                                                  784,529.89               0.00
12-800-0    Investments -- Hong Kong                                              (138,784.94)             (0.00)
12-850-0    Due from Hong Kong                                                     154,968.30              (0.00)
12-870-0    Investments -- S.E. Asia                                               (54,166.22)              0.00

                     Hampson-Russell Software Services Ltd.
                         YTD Consolidated Balance Sheet
                              As of March 31, 2002

                                                     CALGARY               CALGARY             HOUSTON             SE ASIA
                                                     CAD                   USD                 USD                 USD

ASSETS                                                                           1.5895
12-880-0       Due from S.E. Asia                      (45,100.60)           (28,374.08)
12-900-0       Investments - Australia Co               74,030.58             46,574.76
12-950-0       Due from Australia Co                    33,852.47             21,297.56
               TOTAL LONG TERM ASSETS                  873,847.86            548,762.73

  OTHER ASSETS
25-000-0       Deferred Income Taxes                    19,876.00             12,504.56
               TOTAL OTHER ASSETS                       19,876.00             12,504.56
                                                     ------------          ------------        ------------        ----------
               TOTAL ASSETS                          4,196,114.04          2,639,895.58         325,146.17         42,299.88
                                                     ============          ============        ============        ==========

LIABILITIES
  CURRENT LIABILITIES
30-100-0       Bank Loan                                       --
31-100-0       Accounts Payable - Trade                 12,343.08              7,765.39          20,294.56
31-700-0       Accrued Expenses                                --                  0.00            (249.13)
31-101-0       Accrued Liabilities                      35,000.00             22,019.50                 --
31-150-0       Accounts Payable - Other                 71,725.66             45,124.67                 --                --
31-300-0       Employee Deductions Payable                     --                  0.00
31-400-0       Payroll Taxes Payable                           --                  0.00
31-400-0       Payroll Clearing                                --                  0.00
31-600-0       Canada Savings Bonds                            --                  0.00
31-650-0       United Way Contributions                        --                  0.00
31-650-0       VAT on Sales                                                        0.00
31-650-0       GST on Sales                                                        0.00
31-700-0       Group Pension Plan                              --                  0.00
31-300-0       Employee Bonuses Payable                                            0.00          10,701.31          1,233.84
31-900-0       Employee Bonuses Payable                211,354.49            132,969.17
32-100-0       Accrued Vacation Pay                                                0.00
32-300-0       Accrued U.S. Exchange                           --                  0.00
33-100-0       Deferred Revenue                      1,814,269.45          1,141,408.90           3,660.00
31-600-0       Corporate Tax Payable                                               0.00          27,460.00
34-100-0       Income Taxes Payable                    180,385.75            113,485.84
34-101-0       Australian Withholding Tax                      --                  0.00
34-400-0       GST Recoverable                         (36,816.39)           (23,162.25)
34-401-0       GST Payable                              15,813.16              9,948.51
41-600-0       Due to/from PTG                                                                                     (1,369.66)
               TOTAL CURRENT LIABILITIES             2,304,075.20          1,449,558.73          61,867.40           (135.82)

  LONG-TERM LIABILITIES

41-200-0       Due to/from Parent
41-300-0       Due to/from Parent                                                              (785,077.89)
41-400-0       Due to/from parent
41-500-0       Due to/from HRS                                                                                      5,031.36

               TOTAL LONG-TERM LIABILITIES                     --                    --        (785,077.89)         5,031.36

                                                     LONDON                PERTH               ELIMINATION         CONSOLIDATED
                                                     USD                   USD                 ENTRIES             USD

                                                      (318,863.29)         85,297.55           1,077,812.27        2,785,417.00
ASSETS                                                   1.427808           0.534539
12-880-0       Due from S.E. Asia                                                                 28,374.08                0.00
12-900-0       Investments - Australia Co                                                        (46,574.76)              (0.00)
12-950-0       Due from Australia Co                                                             (21,297.56)              (0.00)
               TOTAL LONG TERM ASSETS                                                           (549,762.73)               0.00

  OTHER ASSETS
25-00-0        Deferred Income Taxes                                                                                  12,504.56
               TOTAL OTHER ASSETS                                                                        --           12,504.56
                                                      -----------          ---------           ------------        ------------
               TOTAL ASSETS                            271,153.90          85,058.26            (578,136.81)       2,785,417.00
                                                      ===========          =========           ============        ============

LIABILITIES
  CURRENT LIABILITIES
30-100-0       Bank Loan                                       --                                                          0.00
31-100-0       Accounts Payable - Trade                 12,290.04             131.74                                  40,481.73
31-700-0       Accrued Expenses                             61.88                                                       (187.25)
31-101-0       Accrued Liabilities                                                                                    22,019.50
31-150-0       Accounts Payable - Other                                                                               45,124.67
31-300-0       Employee Deductions Payable                                                                                 0.00
31-400-0       Payroll Taxes Payable                    14,495.78                                                     14,495.78
31-400-0       Payroll Clearing                                                                                            0.00
31-600-0       Canada Savings Bonds                                                                                        0.00
31-650-0       United Way Contributions                                                                                    0.00
31-650-0       VAT on Sales                                249.8                                                         249.87
31-650-0       GST on Sales                                                                                                0.00
31-700-0       Group Pension Plan                       18,454.52              6,433.41                                    0.00
31-300-0       Employee Bonuses Payable                                                                               36,823.08
31-900-0       Employee Bonuses Payable                                                                              132,969.17
32-100-0       Accrued Vacation Pay                                                                                        0.00
32-300-0       Accrued U.S. Exchange                     5,503.84                                                          0.00
33-100-0       Deferred Revenue                         10,418.71              9,829.92                            1,150,572.75
31-600-0       Corporate Tax Payable                                                                                  47,709.29
34-100-0       Income Taxes Payable                                                                                  113,485.84
34-101-0       Australian Withholding Tax                                                                                  0.00
34-400-0       GST Recoverable                                                                                       (23,162.25)
34-401-0       GST Payable                                                                                             9,948.51
41-600-0       Due to/from PTG                                                                                        (1,369.66)
               TOTAL CURRENT LIABILITIES                61,474.64             16,395.07                  --        1,589,161.03

  LONG-TERM LIABILITIES

41-200-0       Due to/from Parent                     (318,863.29)                               318,863.29               (0.00)
41-300-0       Due to/from Parent                                                                785,077.89                0.00
41-400-0       Due to/from parent                                             21,297.55          (21,297.55)               0.00
41-500-0       Due to/from HRS                                                                    (5,031.36)               0.00

               TOTAL LONG-TERM LIABILITIES            (318,863.29)            21,297.55        1,077,612.27)              (0.00)

                     Hampson-Russell Software Service Ltd.
                         YTD Consolidated Balance Sheet
                              As of March 31, 2002

                                                        CALGARY         CALGARY           HOUSTON        SE ASIA
                                                          CAD             USD               USD            USD
ASSETS                                                                      1.5895
              TOTAL LIABILITIES                       2,304,075.20    1,449.559.73      (723,210.49)     4,895.54
                                                      ------------    ------------     ------------    ----------
CAPITAL
47-100-0      Dividends                                (400,000.00)    (251,651.56)
48-100-0      Share Capital - Class A                    19,825.00       12,472.48         1,000.00
48-101-0      Share Capital - Class B                     5,279.13        3,321.25
49-100-0      Retained Earnings (Beginning)             269,608.57      169,618.48       716,537.74    (18,357.66)
00-690-0      Retained/Current Earnings               1,997,326.14    1,256,575.11       330,818.92     55,762.00
                                                      ------------    ------------     ------------    ----------
              TOTAL CAPITAL                           1,892,038.84    1,190,335.85     1,048,356.66     37,404.34
                                                      ------------    ------------     ------------    ----------
              TOTAL CAPITAL & LIABILITIES             4,196,114.04    2,639,895.58       325,146.17     42,299.88
                                                      ============    ============     ============    ==========


                                                        LONDON        PERTH         ELIMINATION     CONSOLIDATED
                                                          USD          USD            ENTRIES           USD
ASSETS                                                   1.427808     0.534539
              TOTAL LIABILITIES                       (257,388.65)   37,692.62     1,077,612.27     1,589,161.03
                                                      -----------    ---------    -------------     ------------
CAPITAL
47-100-0      Dividends                                                                              (251,651.46)
48-100-0      Share Capital - Class A                   14,278.08                    (15,278.08)       12,472.48
48-101-0      Share Capital - Class B                                                                   3,321.25
49-100-0      Retained Earnings (Beginning)            386,715.53    29,890.22    (1,114,180.13)      170,224.18
00-690-0      Retained/Current Earnings                127,548.95    17,475.42      (526,290.87)    1,261,889.52
                                                      -----------    ---------    -------------     ------------
              TOTAL CAPITAL                            528,542.55    47,365.64    (1,655,749.08)    1,196,255.97
                                                      -----------    ---------    -------------     ------------
              TOTAL CAPITAL & LIABILITIES              271,153.90    85,058.26      (578,136.81)    2,785,417.00
                                                      ===========    =========    =============     ============

                     Hampson-Russell Software Services Ltd.
                             Consolidated Statement
                             Ending March 31, 2002

                                                      P      S      C            ALL SUBS                   PARENT
                                                                              --------------          ------------------
ACCT NO.    ACCOUNT NAME                            PARENT  SUB  COMBINED     CAD        USD          CAD            USD
--------    ------------                            ------  ---  --------     ---        ---          ---            ---
                                                                                       0.629129                    0.629129

REVENUE
INCOME FROM OPERATIONS
51-100-0    Rev - AVO Sales                                          C                        --    923,482.47     580,989.60
51-110-0    Rev - AVO Lease                                          C                        --    249,075.38     156,700.54
51-150-0    Rev - PRO4D Sales                                        C                        --            --             --
51-160-0    Rev - PRO4D Lease                                        C                        --            --             --
51-200-0    Rev - GLI3D Sales                                        C                        --    154,683.84      97,316.09
51-210-0    Rev - GLI3D Lease                                        C                        --     28,822.50      18,133.07
51-250-0    Rev - eLOG Sales                                         C                        --     16,875.00      10,616.55
51-260-0    Rev - eLOG Lease                                         C                        --            --             --
51-300-0    Rev - INVEST Sales                                       C                        --            --             --
51-310-0    Rev - INVEST Lease                                       C                        --            --             --
51-350-0    Rev - EMERGE Sales                                       C                        --    714,722.25     449,652.49
51-360-0    Rev - EMERGE Lease                                       C                        --    174,999.50     110,097.26
51-400-0    Rev - STRATA Sales                                       C                        --    731,400.95     460,145.55
51-410-0    Rev - STRATA Lease                                       C                        --    138,390.04      87,065.19
51-500-0    Rev - ISMAP Sales                                        C                        --     82,800.00      52,091.88
51-510-0    Rev - ISMAP Lease                                        C                        --     19,734.10      12,415.29
51-712-0    Rev - PRO4D Sales                                        C                               70,081.78      44,090.48
51-714-0    Rev - PRO4D Lease                                        C                               11,125.00       6,999.06
51-722-0    Rev - PROMC Sales                                        C                                                     --
51-724-0    Rev - PROMC Leases                                       C                              142,916.69      89,913.03
                                                                          ----------  ----------  ------------   ------------
            SOFTWARE SALES                                                        --          --  3,459,109.50   2,176,226.10

51-120-0    Rev - AVO Maintenance                                    C                        --    889,425.61     559,563.44
51-170-0    Rev - PRO4D Maintenance                                  C                        --            --             --
51-220-0    Rev - GLI3D Maintenance                                  C                        --    167,984.38     105,683.85
51-270-0    Rev - eLOG Maintenance                                   C                        --        881.25         554.42
51-320-0    Rev - INVEST Maintenance                                 C                        --      1,458.00         917.27
51-370-0    Rev - EMERGE Maintenance                                 C                        --    318,366.82     200,293.80
51-420-0    Rev - STRATA Maintenance                                 C                        --    646,554.36     406,766.10
51-520-0    Rev - ISMAP Maintenance                                  C                        --     66,127.78      41,602.90
51-716-0    Rev - PRO4D Maintenance                                  C                               79,797.01      50,202.61
51-726-0    Rev - PROMC Maintenance                                  C                                                     --
                                                                          ----------  ----------  ------------   ------------
            MAINTENANCE                                                           --          --  2,170,595.21   1,365,584.39


51-700-0    Rev - Consulting, Testing, Sundry         P                                       --     27,180.29      17,099.91
51-710-0    Rev - Research Geophysical Consulting     P                                              42,519.65      26,750.34
51-718-0    Rev - Consulting Geoscientist             P                                             185,635.00     116,788.36
51-720-0    Rev - Special Projects                    P                                                                    --
51-750-0    Other GeoServ Marketing Services                 S                                --                           --
51-760-0    GeoService Revenue frm SoftwareMrkt              S                    --          --                           --
51-900-0    Geoscience Service Revenues                      S            809,181.11  509,079.30                           --
51-900-1    Consulting Revenue - IRSC                        S                    --          --                           --
51-900-2    Consulting Revenue Contract                                                                                    --
51-950-0    Geoscience Technical Support Serv                                                 --                           --
                                                                          ----------  ----------  ------------   ------------
            GEOSCIENCE/SERVICES                                           809,181.11  509,079.30    255,334.94     160,638.62

51-600-0    Rev - Training                                   S            240,600.55  151,368.78            --             --
51-800-0    Training                                  P                                       --     67,022.66      42,165.90
                                                                          ----------  ----------  ------------   ------------
            TRAINING                                                      240,600.55  151,368.78     67,022.66      42,165.90


91-000-0    Interest Income                                          C      1,057.72      665.44     16,584.67      10,433.90
51-650-0    Rev - Sundry                                     S                175.23      110.24            --             --
80-251-0    USD Exchange                              P                                             397,381.31     250,004.11
80-252-0    GBP Exchange                              P                                             (26,447.44)    (16,638.85)



                                                     ACCUMULATED    ELIMINATION    CONSOLIDATED
ACCT NO.    ACCOUNT NAME                                 USD          ENTRIES          USD
--------    ------------                             -----------    -----------    ------------


REVENUE
INCOME FROM OPERATIONS
51-100-0    Rev - AVO Sales                           580,989.60                    580,989.60
51-110-0    Rev - AVO Lease                           156,700.54                    156,700.54
51-150-0    Rev - PRO4D Sales                                 --                            --
51-160-0    Rev - PRO4D Lease                                 --                            --
51-200-0    Rev - GLI3D Sales                          97,316.09                     97,316.09
51-210-0    Rev - GLI3D Lease                          18,133.07                     18,133.07
51-250-0    Rev - eLOG Sales                           10,616.55                     10,616.55
51-260-0    Rev - eLOG Lease                                  --                            --
51-300-0    Rev - INVEST Sales                                --                            --
51-310-0    Rev - INVEST Lease                                --                            --
51-350-0    Rev - EMERGE Sales                        449,652.49                    449,652.49
51-360-0    Rev - EMERGE Lease                        110,097.26                    110,097.26
51-400-0    Rev - STRATA Sales                        460,145.55                    460,145.55
51-410-0    Rev - STRATA Lease                         87,065.19                     87,065.19
51-500-0    Rev - ISMAP Sales                          52,091.88                     52,091.88
51-510-0    Rev - ISMAP Lease                          12,415.29                     12,415.29
51-712-0    Rev - PRO4D Sales                          44,090.48                     44,090.48
51-714-0    Rev - PRO4D Lease                           6,999.06                      6,999.06
51-722-0    Rev - PROMC Sales                                 --                            --
51-724-0    Rev - PROMC Leases                         89,913.03                     89,913.03
                                                    ------------   ------------   ------------
            SOFTWARE SALES                          2,176,226.10             --   2,176,226.10

51-120-0    Rev - AVO Maintenance                     559,563.44                    559,563.44
51-170-0    Rev - PRO4D Maintenance                           --                            --
51-220-0    Rev - GLI3D Maintenance                   105,683.85                    105,683.85
51-270-0    Rev - eLOG Maintenance                        554.42                        554.42
51-320-0    Rev - INVEST Maintenance                      917.27                        917.27
51-370-0    Rev - EMERGE Maintenance                  200,293.80                    200,293.80
51-420-0    Rev - STRATA Maintenance                  406,766.10                    406,766.10
51-520-0    Rev - ISMAP Maintenance                    41,602.90                     41,602.90
51-716-0    Rev - PRO4D Maintenance                    50,202.61                     50,202.61
51-726-0    Rev - PROMC Maintenance                           --                            --
                                                    ------------   ------------   ------------
            MAINTENANCE                             1,365,584.39             --   1,365,584.39


51-700-0    Rev - Consulting, Testing, Sundry          17,099.91                     17,099.91
51-710-0    Rev - Research Geophysical Consulting      26,750.34                     26,750.34
51-718-0    Rev - Consulting Geoscientist             116,788.36                    116,788.36
51-720-0    Rev - Special Projects                            --                            --
51-750-0    Other GeoServ Marketing Services                  --                            --
51-760-0    GeoService Revenue frm SoftwareMrkt               --                            --
51-900-0    Geoscience Service Revenues               509,079.30                    509,079.30
51-900-1    Consulting Revenue - IRSC                         --                            --
51-900-2    Consulting Revenue Contract                       --
51-950-0    Geoscience Technical Support Serv                 --                            --
                                                    ------------   ------------   ------------
            GEOSCIENCE/SERVICES                       669,717.92             --     669,717.92

51-600-0    Rev - Training                            151,368.78                    151,368.78
51-800-0    Training                                   42,165.90     (18,324.86)     23,841.04
                                                    ------------   ------------   ------------
            TRAINING                                  193,534.68     (18,324.86)    175,209.82


91-000-0    Interest Income                            11,099.34                     11,099.34
51-650-0    Rev - Sundry                                  110.24                        110.24
80-251-0    USD Exchange                              250,004.11         253.36     250,257.47
80-252-0    GBP Exchange                              (16,638.85)                   (16,638.85)

                     Hampson-Russell Software Services Ltd.
                             Consolidated Statement
                             Ending March 31, 2002



ACCT NO.             ACCOUNT NAME                 P       S       C                 ALL SUBS                     PARENT
--------             ------------                                         --------------------------   ----------------------------
                                                PARENT   SUB   COMBINED        CAD            USD           CAD            USD
                                                ------   ---   --------   ------------    ----------   ------------    ------------
80-253-0       HKD Exchange                       P                                                              --              --
80-254-0       AUD Exchange                       P                                                        1,321.63          831.48
                                                                          ------------    ----------   ------------    ------------
               OTHER                                                          1,232.95        775.68     388,840.17      244,630.63

                                                                          ------------    ----------   ------------    ------------
               TOTAL INCOME FROM OPERATIONS                               1,051,014.61    661,223.77   6,340,902.48    3,989,245.64

COST OF SALES
WORKSHOP/TRAINING COSTS
71-101-0       Direct Costs - Training                    S                  73,830.17     46,448.70
71-800-0       Workshops/Training Expenses        P                                                       43,620.22       27,442.75
                                                                          ------------    ----------   ------------    ------------
               WORKSHOP/TRAINING COSTS                                       73,830.17     46,448.70      43,620.22       27,442.75

PROGRAMMING SALARIES AND BENEFITS
70-100-0       Benefits                           P                                                      144,865.86       91,139.31
71-050-0       Customer Support                   P                                                      102,609.24       64,554.45
71-100-0       AVO Salaries                       P                                                      138,681.67       87,248.66
71-200-0       GLI3D Salaries                     P                                                       42,945.00       27,017.94
71-250-0       eLOG Salaries                      P                                                      125,759.92       79,119.21
71-300-0       INVEST Salaries                    P                                                              --              --
71-350-0       EMERGE Salaries                    P                                                       42,622.56       26,815.09
71-400-0       STRATA Salaries                    P                                                       92,785.00       58,373.73
71-460-0       ISMAP Salaries                     P                                                       38,334.82       24,117.55
71-540-0       System Administration              P                                                       32,000.00       20,132.13
71-700-0       Consulting Expense                 P                                                      196,838.60      123,836.87
77-260-0       PRO4D Salaries                     P                                                      106,902.16       67,255.25
77-262-0       PRO4D Benefits                     P                                                        5,992.20        3,769.87
77-263-0       PRO4D Employer Payroll Exp         P                                                          749.13          471.30
77-500-0       PROMC Salaries                     P                                                      121,471.23       76,421.07
77-502-0       PROMC Benefits                     P                                                       18,247.99       11,480.34
77-504-0       PROMC Employer Expenses            P                                                        4,114.72        2,588.69
                                                                                                       ------------    ------------
               TOTAL PROGRAMMING SALARIES                                                              1,214,920.10      764,341.47

PROGRAMMING INSTALLATION AND MAINTENANCE
71-120-0       AVO Maintenance                    P                                                              --              --
71-130-0       AVO Delivery                       P                                                        1,826.66        1,149.20
71-220-0       GLI3D Maintenance                  P                                                              --              --
71-230-0       GLI3D Delivery                     P                                                          898.01          564.96
71-270-0       eLOG Maintenance                   P                                                              --              --
71-280-0       eLOG Delivery                      P                                                           79.40           49.95
71-330-0       INVEST Maintenance                 P                                                              --              --
71-370-0       EMERGE Maintenance                 P                                                              --              --
71-380-0       EMERGE Delivery                    P                                                        1,301.66          818.91
71-420-0       STRATA Maintenance                 P                                                              --              --
71-430-0       STRATA Delivery                    P                                                        1,780.37        1,120.08
71-480-0       ISMAP Maintenance                  P                                                              --              --
71-490-0       ISMAP Delivery                     P                                                          257.22          161.82
71-500-0       Programming Hardware Expense       P                                                       12,648.51        7,957.54
71-510-0       Programming Software Expense       P                                                       42,817.14       26,937.50
71-520-0       Programming Dues & Fees            P                                                        1,327.56          835.21
71-530-0       Programming Training Expense       P                                                        8,601.61        5,411.52
77-264-0       PRO4D Staff Training               P                                                        1,234.76          776.82
77-265-0       PRO4D Installation                 P                                                              --              --
77-270-0       PRO4D Maintenance                  P                                                              --              --
77-275-0       PRO4D Delivery                     P                                                          590.33          371.39
77-280-0       PRO4D Travel                       P                                                        2,141.30        1,347.15
77-282-0       PRO4D Computer/Office Supplies     P                                                          775.35          487.80

ACCT NO.             ACCOUNT NAME
--------             ------------             ACCUMULATED       ELIMINATION        CONSOLIDATED
                                                  USD             ENTRIES              USD
                                              ------------      -----------        ------------
80-253-0       HKD Exchange                             --                                   --
80-254-0       AUD Exchange                         831.48                               831.48
                                              ------------       ----------        ------------
               OTHER                            245,406.31           253.36          245,659.67

                                              ------------       ----------        ------------
               TOTAL INCOME FROM OPERATIONS   4,650,469.41       (18,071.50)       4,632,397.91

COST OF SALES
WORKSHOP/TRAINING COSTS
71-101-0       Direct Costs - Training           46,448.70                            46,448.70
71-800-0       Workshops/Training Expenses       27,442.75         1,636.24           29,078.99
                                              ------------       ----------        ------------
               WORKSHOP/TRAINING COSTS           73,891.45         1,636.24           75,527.69

PROGRAMMING SALARIES AND BENEFITS
70-100-0       Benefits                          91,139.31       (21,754.37)          69,384.94
71-050-0       Customer Support                  64,554.45                            64,544.45
71-100-0       AVO Salaries                      87,248.66                            87,248.66
71-200-0       GLI3D Salaries                    27,017.94                            27,017.94
71-250-0       eLOG Salaries                     79,119.21                            79,119.21
71-300-0       INVEST Salaries                          --                                   --
71-350-0       EMERGE Salaries                   26,815.09                            26,815.09
71-400-0       STRATA Salaries                   58,373.73                            58,373.73
71-460-0       ISMAP Salaries                    24,117.55                            24,117.55
71-540-0       System Administration             20,132.13                            20,132.13
71-700-0       Consulting Expense               123,836.87       (63,203.94)          60,632.94
77-260-0       PRO4D Salaries                    67,255.25                            67,255.25
77-262-0       PRO4D Benefits                     3,769.87        (2,555.97)           1,213.89
77-263-0       PRO4D Employer Payroll Exp           471.30                               471.30
77-500-0       PROMC Salaries                    76,421.07                            76,421.07
77-502-0       PROMC Benefits                    11,480.34        (7,788.09)           3,692.24
77-504-0       PROMC Employer Expenses            2,588.69                             2,588.69
                                              ------------       ----------        ------------
               TOTAL PROGRAMMING SALARIES       764,341.47       (95,302.38)         669,039.09

PROGRAMMING INSTALLATION AND MAINTENANCE
71-120-0       AVO Maintenance                          --                                   --
71-130-0       AVO Delivery                       1,149.20                             1,149.20
71-220-0       GLI3D Maintenance                        --                                   --
71-230-0       GLI3D Delivery                       564.96                               564.96
71-270-0       eLOG Maintenance                         --                                   --
71-280-0       eLOG Delivery                         49.95                                49.95
71-330-0       INVEST Maintenance                       --                                   --
71-370-0       EMERGE Maintenance                       --                                   --
71-380-0       EMERGE Delivery                      818.91                               818.91
71-420-0       STRATA Maintenance                       --                                   --
71-430-0       STRATA Delivery                    1,120.08                             1,120.08
71-480-0       ISMAP Maintenance                        --                                   --
71-490-0       ISMAP Delivery                       161.82                               161.82
71-500-0       Programming Hardware Expense       7,957.54          (264.09)           7,693.45
71-510-0       Programming Software Expense      26,937.50          (851.85)          26,085.85
71-520-0       Programming Dues & Fees              835.21          (333.38)             501.83
71-530-0       Programming Training Expense       5,411.52          (211.66)           5,199.86
77-264-0       PRO4D Staff Training                 776.82               --              776.82
77-265-0       PRO4D Installation                       --               --                  --
77-270-0       PRO4D Maintenance                        --               --                  --
77-275-0       PRO4D Delivery                       371.39               --              371.39
77-280-0       PRO4D Travel                       1,347.15               --            1,347.15
77-282-0       PRO4D Computer/Office Supplies       487.80               --              487.80

                     Hampson-Russell Software Services Ltd.
                             Consolidated Statement
                             Ending March 31, 2002

ACCT NO.             ACCOUNT NAME                   P      S      C                 ALL SUBS                     PARENT
--------             ------------                 ------  ---  --------   --------------------------   ----------------------------
                                                  PARENT  SUB  COMBINED        CAD            USD           CAD            USD
                                                  ------  ---  --------   ------------    ----------   ------------    ------------
77-505-0      PROMC Maintenance                     P                                                      5,634.86        3,545.05
77-510-0      PROMC Delivery                        P                                                        140.87           88.63
77-520-0      PROMC Travel                          P                                                     21,292.68       13,395.84
77-530-0      PROMC Computer/Office Supplies        P                                                      1,009.40          635.04
                                                                                                       ------------    ------------
              TOTAL INSTALLATION AND MAINTENANCE                                                         104,357.69       65,654.45

ADVERTISING AND PROMOTION
75-100-0      Advertising                           P                                                     90,119.69       56,696.91
75-110-0      Client Functions                      P                                                            --              --
75-120-0      Consulting Fees                       P                                                            --              --
75-125-0      General Convention Costs              P                                                     34,157.92       21,489.74
75-125-1      Booth Costs                           P                                                     63,630.90       40,032.04
75-125-2      Delegate Costs                        P                                                    134,321.01       84,505.24
75-130-0      Delivery                              P                                                     14,071.92        8,853.05
75-140-0      Dues & Fees                           P                                                            --              --
75-150-0      Entertainment                         P                                                      1,045.45          657.72
75-200-0      Presentations                         P                                                     44,382.89       27,922.56
75-225-0      Salaries                              P                                                            --              --
75-250-0      Training                              P                                                            --              --
75-300-0      Travel                                P                                                     59,628.39       37,513.95
                                                                                                       ------------    ------------
              ADVERTISING AND PROMOTION                                                                  441,358.17      277,671.22

MARKETING FEES
75-400-0      U.K. Company Expenses                 P                                                    606,529.74      381,585.45
75-500-0      U.S. Company Expenses                 P                                                  1,061,152.97      667,602.11
75-600-0      Hong Kong Expenses                    P                                                            --              --
75-650-0      S.E. Asia Expenses                    P                                                    247,977.25      156,009.68
75-700-0      Australia Company Expenses            P                                                            --              --
                                                                                                       ------------    ------------
              MARKETING FEES                                                                           1,915,659.96    1,205,197.23

RESEARCH GEOSCIENCE
77-100-0      Promotion                             P                                                        498.24          313.46
77-120-0      Direct Costs - Consulting             P                                                      8,831.50        5,556.15
77-125-0      Client Functions                      P                                                      2,737.67        1,722.35
77-130-0      Delivery                              P                                                        133.35           83.89
77-140-0      Dues & Fees                           P                                                        614.80          386.79
77-150-0      Entertainment                         P                                                        547.87          344.68
77-225-0      Salaries                              P                                                     64,672.25       40,687.19
77-226-0      Benefits                              P                                                      4,464.35        2,808.65
77-227-0      Employer Payroll                      P                                                            --              --
77-250-0      Staff Training                        P                                                        180.05          113.27
77-285-0      Consulting Tel/Intrnt                                                                          210.34          132.33
77-300-0      Travel                                                                                       8,163.29        5,135.76
77-350-0      Consulting Computer/Office Supplies                                                          4,397.64        2,766.68
77-400-0      Consulting Geoscientist Salary                                                              72,000.00       45,297.29
                                                                                                       ------------    ------------
              PARENT CONSULTING EXPENSES            P      C                                             167,451.35      105,348.50

SPECIAL PROJECTS
78-XXX-0                                            P                                                            --              --
                                                                            ----------    ----------   ------------    ------------
TOTAL COST OF SALES                                                          73,830.17     46,448.70   3,887,367.49    2,445,655.62

                                                                            ----------    ----------   ------------    ------------
OPERATING PROFIT (LOSS)                                                     977,184.44    614,775.07   2,453,534.99    1,543,590.01

GENERAL AND ADMINISTRATIVE EXPENSES
PARENT CO.
ADVERTISING AND PROMOTION

ACCT NO.             ACCOUNT NAME
--------             ------------                 ACCUMULATED      ELIMINATION        CONSOLIDATED
                                                      USD            ENTRIES              USD
                                                  ------------    --------------      ------------
77-505-0      PROMC Maintenance                       3,545.05        (3,416.81)             128.25
77-510-0      PROMC Delivery                             88.63          (350.07)            (261.45)
77-520-0      PROMC Travel                           13,395.84        (5,192.38)           8,203.46
77-530-0      PROMC Computer/Office Supplies            635.04          (242.21)             392.83
                                                  ------------    -------------        ------------
              TOTAL INSTALLATION AND MAINTENANCE     65,654.45       (10,862.45)          54,792.00

ADVERTISING AND PROMOTION
75-100-0      Advertising                            56,696.91        13,146.08           69,843.00
75-110-0      Client Functions                              --                                   --
75-120-0      Consulting Fees                               --                                   --
75-125-0      General Convention Costs               21,489.74       (12,939.54)           8,550.20
75-125-1      Booth Costs                            40,032.04       (30,879.53)           9,152.51
75-125-2      Delegate Costs                         84,505.24       (57,587.76)          26,917.49
75-130-0      Delivery                                8,853.05        (1,126.55)           7,726.50
75-140-0      Dues & Fees                                   --               --                  --
75-150-0      Entertainment                             657.72                               657.72
75-200-0      Presentations                          27,922.56           592.84           28,515.40
75-225-0      Salaries                                      --                                   --
75-250-0      Training                                      --                                   --
75-300-0      Travel                                 37,513.95       (27,071.32)          10,442.63
                                                  ------------    -------------        ------------
              ADVERTISING AND PROMOTION             277,671.22      (115,865.77)         161,805.45

MARKETING FEES
75-400-0      U.K. Company Expenses                 381,585.45      (381,585.45)                 --
75-500-0      U.S. Company Expenses                 667,602.11      (667,602.11)                 --
75-600-0      Hong Kong Expenses                            --               --                  --
75-650-0      S.E. Asia Expenses                    156,009.68      (156,009.68)                 --
75-700-0      Australia Company Expenses                    --               --                  --
                                                  ------------    -------------        ------------
              MARKETING FEES                      1,205,197.23    (1,205,197.23)                 --

RESEARCH GEOSCIENCE
77-100-0      Promotion                                 313.46                               313.46
77-120-0      Direct Costs - Consulting              55,556.15        (5,512.74)              43.41
77-125-0      Client Functions                        1,722.35                             1,722.35
77-130-0      Delivery                                   83.89                                83.89
77-140-0      Dues & Fees                               386.79                               386.79
77-150-0      Entertainment                             344.68                               344.68
77-225-0      Salaries                               40,687.19                            40,687.19
77-226-0      Benefits                                2,808.65                             2,808.65
77-227-0      Employer Payroll                              --                                   --
77-250-0      Staff Training                            113.27                               113.27
77-285-0      Consulting Tel/Intrnt                     132.33                               132.33
77-300-0      Travel                                  5,135.76           (52.03)           5,083.73
77-350-0      Consulting Computer/Office Supplies     2,766.68                             2,766.68
77-400-0      Consulting Geoscientist Salary         45,297.29                            45,297.29
                                                  ------------    -------------        ------------
              PARENT CONSULTING EXPENSES            105,348.50        (5,564.77)          99,783.73

SPECIAL PROJECTS
78-XXX-0                                                                                         --
                                                  ------------    -------------        ------------
TOTAL COST OF SALES                               2,492,104.32    (1,431,156.36)       1,060,947.96

                                                  ------------    -------------        ------------
OPERATING PROFIT (LOSS)                           2,158,365.08     1,413,084.86        3,571,449.95

GENERAL AND ADMINISTRATIVE EXPENSES
PARENT CO.
ADVERTISING AND PROMOTION

                     Hampson-Russell Software Service Ltd.
                             Consolidated Statement
                             Ending March 31, 2002

                                                                                        ALL SUBS
                                                         P       S       C      --------------------------
ACCT NO.      ACCOUNT NAME                             Parent   Sub   Combined     CAD             USD
--------      ------------                             ------   ---   --------  ----------      ----------
80-100-0      Advertising                                P
80-125-0      Client functions                           P
80-170-0      Dues & fees                                P
80-180-0      Donations                                  P
80-375-0      Staff functions                            P
                                                                                ----------      ----------
              ADVERTISING AND PROMOTION                                                 --              --
SALARIES AND BENEFITS                                    P
80-370-0      Salaries                                   P
90-700-0      Programming bonus                          P
90-800-0      Marketing Bonus                            P
90-810-0      Geoscience Group Bonus                     P
90-815-0      Geoscience Consultant Bonus                P
90-900-0      Management Bonus                           P
                                                                                ----------      ----------
              SALARIES AND BENEFITS                                                     --              --
DEPRECIATION/AMORTIZATION                                P
80-175-0      Depreciation                               P
80-176-0      Amortization                               P
                                                                                ----------      ----------
              DEPRECIATION/AMORTIZATION                                                 --              --
OFFICE EXPENSES                                          P
80-350-0      Office expenses                            P
80-351-0      Office Reference Material                  P
80-355-0      Postage                                    P
80-500-00     Software expense                           P
                                                                                ----------      ----------
              OFFICE EXPENSES                                                           --              --
OTHER                                                    P
80-150-0      Delivery                                   P
80-160-0      Director's Fees                            P
80-190-0      Equipment Rental                           P
80-200-0      Insurance                                  P
80-250-0      Service and Bank Charges                   P
80-300-0      Legal and Accounting                       P
80-325-0      Management fees                            P
80-360-0      Rent Expense                               P
80-385-0      Taxes - Business                           P
80-400-0      Telephone                                  P
80-450-0      Travel                                     P
80-475-0      Training                                   P
94-000-0      Bad Debt Expense                           P
                                                                                ----------      ----------
              TOTAL OTHER EXPENSES                                                      --              --
                                                                                ----------      ----------
TOTAL PARENT CO. GENERAL EXPENSE                                                        --              --

SUBSIDIARIES - SOFTWARE MARKETING & TRAINING
71-100-0      Gross Salaries                                     S              391,228.65      246,133.29
71-105-0      Benefits                                           S               42,657.15       26,836.85
71-110-0      Payroll Tax Expense                                S               41,776.15       26,282.59
71-120-0      Housing Costs                                      S               15,463.24        9,728.38
71-120-0      Pension Costs                                      S                4,187.32
71-130-0      Other Staff/Contract Labour Expenses               S                  643.02          404.54
71-150-0      Staff Functions                                    S                3,581.57        2,253.27
71-205-0      Travel, Accom. & Food                              S               48,920.38       30,777.23
71-206-0      Entertainment                                      S                3,733.88        2,349.09
71-207-0      Car Mileage                                        S               11,209.32        7,052.11
71-220-0      Marketing Expenses                                 S               15,974.61       10,050.09
71-230-0      General Exhibitions & Conferences                  S               14,525.78        9,138.59
71-230-1      Booth Costs                                        S               59,761.76       37,597.85
71-230-2      Delegate Costs                                     S               96,000.10       60,396.45


                                                                 PARENT
                                                      ----------------------------      ACCUMULATED     ELIMINATION    CONSOLIDATED
ACCT NO.      ACCOUNT NAME                                CAD               USD             USD           ENTRIES           USD
--------      ------------                            ------------      ----------      -----------     -----------    ------------
80-100-0      Advertising                                 7,663.44        4,821.29        4,821.29             --          4,821.29
80-125-0      Client functions                                  --              --              --             --                --
80-170-0      Dues & fees                                 1,355.29          852.65          852.65             --            852.65
80-180-0      Donations                                  43,080.14       27,102.97       27,102.97                        27,102.97
80-375-0      Staff functions                             9,388.63        5,906.66        5,906.66             --          5,906.66
                                                      ------------      ----------      ----------      ---------        ----------
              ADVERTISING AND PROMOTION                  61,487.50       38,683.57       38,683.57             --         38,683.57
SALARIES AND BENEFITS
80-370-0      Salaries                                  288,344.50      181,405.80      181,405.80                       181,405.80
90-700-0      Programming bonus                         587,664.76      369,716.94      369,716.94                       369,716.94
90-800-0      Marketing Bonus                             4,612.59        2,901.91        2,901.91                         2,901.91
90-810-0      Geoscience Group Bonus                     70,116.00       44,112.01       44,112.01                        44,112.01
90-815-0      Geoscience Consultant Bonus                20,244.88       12,736.64       12,736.64                        12,736.64
90-900-0      Management Bonus                          384,952.60      242,184.84      242,184.84                       242,184.84
                                                      ------------    ------------    ------------     ----------      ------------
              SALARIES AND BENEFITS                   1,355,935.33      853,058.24      853,058.24             --        853,058.24
DEPRECIATION/AMORTIZATION
80-175-0      Depreciation                               91,652.32       57,661.13       57,661.13                        57,661.13
80-176-0      Amortization                                4,020.88        2,529.65        2,529.65                         2,529.65
                                                      ------------    ------------    ------------     ----------      ------------
              DEPRECIATION/AMORTIZATION                  95,673.20       60,190.78       60,190.78             --         60,190.78
OFFICE EXPENSES
80-350-0      Office expenses                            21,158.57       13,311.47       13,311.47        (252.49)        13,058.98
80-351-0      Office Reference Material                   8,935.25        5,621.42        5,621.42             --          5,621.42
80-355-0      Postage                                     2,499.52        1,572.52        1,572.52                         1,572.52
80-500-00     Software expense                              880.52          553.96          553.96                           553.96
                                                      ------------    ------------    ------------     ----------      ------------
              OFFICE EXPENSES                            33,473.86       21,059.38       21,059.38        (252.49)        20,806.89
OTHER
80-150-0      Delivery                                    5,915.99        3,721.92        3,721.92         (69.05)         3,652.87
80-160-0      Director's Fees                             1,600.00        1,006.61        1,006.61                         1,006.61
80-190-0      Equipment Rental                            7,629.66        4,800.04        4,800.04                         4,800.04
80-200-0      Insurance                                  12,524.44        7,879.49        7,879.49                         7,879.49
80-250-0      Service and Bank Charges                   14,144.00        8,898.40        8,898.40                         8,898.40
80-300-0      Legal and Accounting                        6,259.60        3,938.10        3,938.10         314.56          4,252.66
80-325-0      Management fees                                   --              --              --                               --
80-360-0      Rent Expense                              154,522.08       97,214.32       97,214.32                        97,214.32
80-385-0      Taxes - Business                            5,313.61        3,342.95        3,342.95                         3,342.95
80-400-0      Telephone                                  22,232.04       13,986.82       13,986.82      (5,155.33)         8,831.49
80-450-0      Travel                                     51,746.64       32,555.31       32,555.31      (5,320.75)        27,234.56
80-475-0      Training                                    4,417.67        2,779.28        2,779.28                         2,779.28
94-000-0      Bad Debt Expense                                  --              --              --                               --
                                                      ------------    ------------    ------------     ----------      ------------
              TOTAL OTHER EXPENSES                      286,305.73      180,123.24      180,123.24     (10,230.56)       169,892.68
                                                      ------------    ------------    ------------     ----------      ------------
TOTAL PARENT CO. GENERAL EXPENSE                      1,832,875.62    1,153,115.21    1,153,115.21     (10,483.05)     1,142,632.16

SUBSIDIARIES - SOFTWARE MARKETING & TRAINING
71-100-0      Gross Salaries                                                            246,133.29                       246,133.29
71-105-0      Benefits                                                                   26,836.85                        26,836.85
71-110-0      Payroll Tax Expense                                                        26,282.59                        26,282.59
71-120-0      Housing Costs                                                               9,728.38                         9,728.38
71-120-0      Pension Costs
71-130-0      Other Staff/Contract Labour Expenses                                          404.54                           404.54
71-150-0      Staff Functions                                                             2,253.27                         2,253.27
71-205-0      Travel, Accom. & Food                                                      30,777.23                        30,777.23
71-206-0      Entertainment                                                               2,349.09                         2,349.09
71-207-0      Car Mileage                                                                 7,052.11                         7,052.11
71-220-0      Marketing Expenses                                                         10,050.09                        10,050.09
71-230-0      General Exhibitions & Conferences                                           9,138.59                         9,138.59
71-230-1      Booth Costs                                                                37,597.85                        37,597.85
71-230-2      Delegate Costs                                                             60,396.45                        60,396.45

                     Hampson-Russell Software Services Ltd.
                             Consolidated Statement
                             Ending March 31, 2002

ACCT NO.       ACCOUNT NAME                                                              ALL SUBS
--------       ------------                               P     S      C       ---------------------------
                                                       PARENT  SUB  COMBINED        CAD            USD
                                                       ------  ---  --------   ------------   ------------
71-250-0       Donations                                        S                  9,537.00       6,000.00
71-300-0       Office Rental & Services                         S                 65,112.26      40,964.01
71-302-0       Property Tax                                     S                  7,444.36       4,683.47
71-310-0       Stationary/Office Supplies                       S                 13,515.51       8,503.00
71-320-0       Communications/Telephone                         S                 51,376.56      32,322.49
71-330-0       Postage/Delivery/Couriers                        S                 21,122.23      13,288.61
71-335-0       Computer/Software Expenses                       S                  6,666.37       4,194.01
71-340-0       Insurance Expenses                               S                  2,959.03       1,861.61
71-400-0       Staff Training Expenses                          S                  5,914.20       3,720.79
71-410-0       Customer Support/Maintenance Expenses            S                        --             --
71-420-0       Accounting & Legal                               S                  1,847.13       1,162.08
71-430-0       Depreciation                                     S                 84,159.20      52,946.99
71-440-0       Amortization                                     S                    403.32         253.74
71-460-0       Interest and Bank Charges                        S                  3,489.37       2,195.26
71-470-0       Professional Dues & Publications                 S                  2,598.80       1,634.98
71-550-0       Geotechnician expenses                           S                 85,857.64      54,015.53
71-640-0       Equipment Rental                                 S                  1,792.84       1,127.93
71-700-0       Office Reference Material                        S                  1,261.45         793.62
                                                                               ------------   ------------
               SUBSIDIARY MARKETING EXPENSES                    S              1,114,720.20     698,668.44

SUBSIDIARIES - GEOSCIENCE SERVICES

81-100-0       Salaries                                         S                353,529.96     222,415.95
81-101-0       Direct Costs - Consulting                        S                 54,603.51      34,352.65
81-105-0       Benefits                                         S                 47,189.35      29,688.19
81-110-0       Payroll Tax Expense                              S                 35,358.42      22,245.01
81-120-0       Pension Contributions                            S                  3,903.54
81-130-0       Other Staff Expenses                             S                    643.02         404.54
81-150-0       Staff Functions                                  S                  3,680.27       2,315.36
81-205-0       Travel, Accomo. & Food                           S                 56,311.76      35,427.36
81-206-0       Entertainment                                    S                  2,261.91       1,423.03
81-207-0       Car Mileage                                      S                    670.07         421.56
81-220-0       Marketing Expenses                               S                  8,696.74       5,471.37
81-230-0       Exhibitions & Conferences                        S                  7,159.63       4,504.33
81-230-1       Booth Costs                                      S                 42,944.40      27,017.57
81-230-2       Delegate Costs                                   S                 31,314.19      19,700.66
81-250-0       Donations                                        S                        --             --
81-300-0       Office Rent & Services                           S                 48,160.27      30,299.02
81-302-0       Property Tax                                     S                  7,444.36       4,683.47
81-310-0       Office Supplies                                  S                 13,372.12       8,412.79
81-320-0       Communications/Telephone                         S                 28,143.37      17,705.81
81-330-0       Postage/Delivery/Couriers                        S                  8,944.05       5,626.96
81-335-0       Computer/Software Expenses                       S                 19,210.05      12,085.60
81-340-0       Insurance Expense                                S                  2,958.94       1,861.55
81-400-0       Staff Training Expenses                          S                  3,983.02       2,505.83
81-420-0       Accounting & Legal                               S                  1,605.67       1,010.17
81-430-0       Depreciation                                     S                 62,860.42      39,547.31
81-440-0       Amortization                                     S                  2,772.74       1,744.41
81-460-0       Interest and Bank Charges                        S                  1,553.80         977.54
81-470-0       Professional Dues & Publications                 S                  1,718.36       1,081.07
               Equipment Rental                                 S                  1,792.83       1,127.92
81-700-0       Office Reference Material                        S                  1,097.67         690.57
                                                                               ------------   ------------
               SUBSIDIARY CONSULTING EXPENSES                                    853,884.42     534,747.62

                                                                               ------------   ------------
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES                                      1,968,604.62   1,233,416.06

                                                                               ------------   ------------
INCOME (LOSS) BEFORE BONUS                                                      (991,420.18)   (618,641.00)

ACCT NO.       ACCOUNT NAME                                      PARENT
--------       ------------                            ---------------------------    ACCUMULATED   ELIMINATION    CONSOLIDATED
                                                            CAD           USD             USD         ENTRIES           USD
                                                       ------------   ------------   ------------   ------------   ------------
71-250-0       Donations                                                                 6,000.00                      6,000.00
71-300-0       Office Rental & Services                                                 40,964.01                     40,964.01
71-302-0       Property Tax                                                              4,683.47                      4,683.47
71-310-0       Stationary/Office Supplies                                                8,503.00                      8,503.00
71-320-0       Communications/Telephone                                                 32,322.49                     32,322.49
71-330-0       Postage/Delivery/Couriers                                                13,288.61                     13,288.61
71-335-0       Computer/Software Expenses                                                4,194.01                      4,194.01
71-340-0       Insurance Expenses                                                        1,861.61                      1,861.61
71-400-0       Staff Training Expenses                                                   3,720.79                      3,720.79
71-410-0       Customer Support/Maintenance Expenses                                           --                            --
71-420-0       Accounting & Legal                                                        1,162.08                      1,162.08
71-430-0       Depreciation                                                             52,946.99                     52,946.99
71-440-0       Amortization                                                                253.74                        253.74
71-460-0       Interest and Bank Charges                                                 2,195.26                      2,195.26
71-470-0       Professional Dues & Publications                                          1,634.98                      1,634.98
71-550-0       Geotechnician expenses                                                   54,015.53                     54,015.53
71-640-0       Equipment Rental                                                          1,127.93                      1,127.93
71-700-0       Office Reference Material                                                   793.62                        793.62
                                                       ------------   ------------   ------------   ------------   ------------
               SUBSIDIARY MARKETING EXPENSES                     --             --     698,668.44             --     698,668.44

SUBSIDIARIES - GEOSCIENCE SERVICES

81-100-0       Salaries                                                                222,415.95                    222,415.95
81-101-0       Direct Costs - Consulting                                                34,352.65                     34,352.65
81-105-0       Benefits                                                                 29,688.19                     29,688.19
81-110-0       Payroll Tax Expense                                                      22,245.01                     22,245.01
81-120-0       Pension Contributions
81-130-0       Other Staff Expenses                                                        404.54                        404.54
81-150-0       Staff Functions                                                           2,315.36                      2,315.36
81-205-0       Travel, Accomo. & Food                                                   35,427.36                     35,427.36
81-206-0       Entertainment                                                             1,423.03                      1,423.03
81-207-0       Car Mileage                                                                 421.56                        421.56
81-220-0       Marketing Expenses                                                        5,471.37                      5,471.37
81-230-0       Exhibitions & Conferences                                                 4,504.33                      4,504.33
81-230-1       Booth Costs                                                              27,017.57                     27,017.57
81-230-2       Delegate Costs                                                           19,700.66                     19,700.66
81-250-0       Donations                                                                       --                            --
81-300-0       Office Rent & Services                                                   30,299.02                     30,299.02
81-302-0       Property Tax                                                              4,683.47                      4,683.47
81-310-0       Office Supplies                                                           8,412.79                      8,412.79
81-320-0       Communications/Telephone                                                 17,705.81                     17,705.81
81-330-0       Postage/Delivery/Couriers                                                 5,626.96                      5,626.96
81-335-0       Computer/Software Expenses                                               12,085.60                     12,085.60
81-340-0       Insurance Expense                                                         1,861.55                      1,861.55
81-400-0       Staff Training Expenses                                                   2,505.83                      2,505.83
81-420-0       Accounting & Legal                                                        1,010.17                      1,010.17
81-430-0       Depreciation                                                             39,547.31                     39,547.31
81-440-0       Amortization                                                              1,744.41                      1,744.41
81-460-0       Interest and Bank Charges                                                   977.54                        977.54
81-470-0       Professional Dues & Publications                                          1,081.07                      1,081.07
               Equipment Rental                                                          1,127.92                      1,127.92
81-700-0       Office Reference Material                                                   690.57                        690.57
                                                       ------------   ------------   ------------   ------------   ------------
               SUBSIDIARY CONSULTING EXPENSES                    --             --     534,747.62             --     534,747.62

                                                       ------------   ------------   ------------   ------------   ------------
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES              1,832,875.62   1,153,115.21   2,386,531.27     (10,483.05)  2,376,048.22

                                                       ------------   ------------   ------------   ------------   ------------
INCOME (LOSS) BEFORE BONUS                               620,659.37     390,474.81    (228,166.19)  1,423,567.91   1,195,401.73

                     Hampson-Russell Software Services Ltd.
                             Consolidated Statement
                             Ending March 31, 2002

ACCT NO.       ACCOUNT NAME                                                              ALL SUBS
--------       ------------                               P     S      C       ---------------------------
                                                       PARENT  SUB  COMBINED        CAD            USD
                                                       ------  ---  --------   ------------   ------------
BONUSES
90-100-0       Bonus Payable                                    S                335,187.14     210,875.95
                                                                               ------------   ------------
               TOTAL BONUSES                                                     335,187.14     210,875.95

                                                                               ------------   ------------
OPERATING INCOME (LOSS)                                                       (1,326,607.32)   (829,516.95)

OTHER EXPENSES
94-000-0       Bad Debt Expense
94-100-0       Loss on Disposal
                                                                               ------------   ------------
               TOTAL OTHER EXPENSES                                                      --             --

NET INCOME FROM SUBSIDIARIES (EQUITY METHOD)
96-100-0       Income/loss from UK Subsidiary             P
96-200-0       Income/loss from USA Subsidiary            P
96-300-0       Income/loss from Asia Subsidiary           P
96-350-0       Income/loss from SE Asia                   P
96-400-0       Income/loss from Australia Subsidiary      P
                                                                               ------------   ------------
                                                                                         --             --
CORPORATE TAXES
91-100-0       Income Tax Expense                                       C         99,262.12      62,448.68
                                                                               ------------   ------------
               TOTAL CORPORATE TAXES                                              99,262.12      62,448.68

                                                                               ------------   ------------
NET INCOME (LOSS)                                                             (1,425,869.44)   (891,965.62)

                                                                              (1,425,869.44)

ACCT NO.       ACCOUNT NAME                                      PARENT
--------       ------------                            ---------------------------    ACCUMULATED    ELIMINATION    CONSOLIDATED
                                                            CAD           USD             USD           ENTRIES            USD
                                                       ------------   ------------   ------------   ------------   ------------
BONUSES
90-100-0       Bonus Payable                                     --             --     210,875.95                    210,875.95
                                                       ------------   ------------   ------------   ------------   ------------
               TOTAL BONUSES                                     --             --     210,875.95             --     210,875.95

                                                       ------------   ------------   ------------   ------------   ------------
OPERATING INCOME (LOSS)                                  620,659.37     390,474,81    (439,042.14)  1,423,567.91     984,525.78

OTHER EXPENSES
94-000-0       Bad Debt Expense                                                                                              --
94-100-0       Loss on Disposal                                                                                              --
                                                       ------------   ------------   ------------   ------------   ------------
               TOTAL OTHER EXPENSES                              --             --             --             --             --

NET INCOME FROM SUBSIDIARIES (EQUITY METHOD)
96-100-0       Income/loss from UK Subsidiary            203,677.95     128,139.71     128,139.71    (128,139.71)         (0.00)
96-200-0       Income/loss from USA Subsidiary           520,748.77     327,618.15     327,618.15    (327,618.15)          0.00
96-300-0       Income/loss from Asia Subsidiary                  --             --             --             --             --
96-350-0       Income/loss from SE Asia                   86,097.21      54,166.25      54,166.25     (54,166.25)          0.00
96-400-0       Income/loss from Australia Subsidiary      26,014.95      16,366.76      16,366.76     (16,366.76)         (0.00)
                                                       ------------   ------------   ------------   ------------   ------------
                                                         836,538.88     526,290.87     526,290.87    (526,290.87)         (0.00)
CORPORATE TAXES
91-100-0       Income Tax Expense                        248,263.75     156,189.92     218,638.60                    218,638.60
                                                       ------------   ------------   ------------   ------------   ------------
               TOTAL CORPORATE TAXES                     248,263.75     156,189.92     218,638.60             --     218,638.60


                                                       ------------   ------------   ------------   ------------   ------------
NET INCOME (LOSS)                                      1,208,934.50     760,575.75    (131,389.87)    897,277.04    765,,887.18

                                   SCHEDULE H

                                 LEASED PREMISES

1.       Hampson-Russell Software Services Ltd., Calgary, Alberta
         Lease Agreement:  dated August 14, 2001 between the Lessor and the Canadian Vendor.
         Lessor:  Tillyard Management Inc. for HDL Investments Inc.
         Lease Space:  10,220 Square Feet
         Lease Expiry: August 31, 2007

2.       Hampson-Russell Software Services (U.S.) Inc., Houston, TX
         Lease Agreement:  dated September 18, 1998 and May 3, 1999 for additional space between the Lessor and the US Vendor.
         Lessor:  SynerMark Westchase Ltd.
         Lease Space:  3553 Square Feet
         Lease Expiry:  October 31, 2003

3.       Hampson-Russell Software Services Ltd., London, U.K.
         Lease Agreement:  dated March 30, 1998 between the Lessor and the UK Vendor.
         Lessor:  Eagle Star Life Assurance Company Limited
         Lease Space:  1338 Square Feet
         Lease Expiry:  March 29, 2003

                                   SCHEDULE I

                                    EMPLOYEES




                  EMPLOYEE NAME                       START DATE                     EMPLOYEE TITLE
SE ASIA
Martin Brewer                                          16-Apr-00              General Manager - S.E. Asia
Alexandra Soraya                                       16-Oct-01                       Secretary
(note: paid in Indonesian Rupiah)

LONDON
John Coffin                                            01-Oct-93                 General Manager - EAME
Karen Woodward                                         01-Oct-93                     Office Support
Elizabeth Hipgrave                                     01-Sep-95                   Office Coordinator
Adrian Smith                                           22-Jul-96              Senior Projects Geophysicist
Rebecca Goffey                                         01-Dec-97              Senior Projects Geophysicist
Helen Clark                                            17-Aug-98                  Marketing Specialist
Marian Taylor                                          31-Jan-01                    Office Assistant
Paul East                                              01-Apr-02             Software Support Geophysicist
Joan Austin                                            14-Apr-02                        Cleaner

HOUSTON
Steve Bircher                                          15-Apr-96         General Manager USA & Latin Operations
Christopher Ross                                       23-Mar-98          Geoscient Project Manager, Americas
Galina Weber                                           01-Apr-99                Geotechnical Specialist
Rosemary Palacios                                      16-Dec-00                    Office Assistant
Amanda Dragon                                          22-Jan-01                  Marketing Assistant

CALGARY
Dan Hampson                                            01-Aug-87                       President
Brian Russell                                          01-Aug-87                     Vice President
Elaine Russell                                         01-Aug-87                     Office Support
Arthur Lee                                             01-Apr-89              Software Development Manager
Francis Ma                                             01-Aug-90             Senior Geophysical Programmer
Kim Andersen                                           01-Aug-87             Senior Geophysical Programmer
Nic Martini                                            18-Jan-88             Senior Applications Programmer
Claude Ribordy                                         15-Feb-94          Geophysical Applications Programmer
John Yang                                              15-Jun-93             Senior Applications Programmer
Mingming Liu                                           01-Nov-96          Geophysical Applications Programmer
Tanya Colwell                                          29-Sep-97          Geophysical Applications Programmer
Ambrose Fung                                           18-Jan-99                Applications Programmer
William Tong                                           13-Dec-00          System Support Administrator/Progrmr
Grace Ng                                               16-Nov-01          Intermediate Application Programmer
John Meyer                                             26-Nov-01                Applications Programmer

                  EMPLOYEE NAME                       START DATE                     EMPLOYEE TITLE
Stephan Ackerman                                       03-Dec-01                Applications Programmer

Ann Martinez                                           01-Jul-96                  Corporate Accountant
Martha Spadafora (part-time)                           01-Dec-97                  Accounting Assistant
Bonnie Leung                                           18-Jan-01                Administrative Assistant
Jenny Popovich                                         22-Jan-01                Administrative Assistant
Shaundra Mason                                         29-Apr-02                  Accounting Assistant

Keith Hirsche                                          10-Dec-98              Senior Research Geoscientist
Jan Porter-Hirsche (part-time)                         10-Dec-98                  Project Geoscientist
Scott Jamieson subcontracting                          19-Jun-00             Senior Consulting Geophysicist
Kevin Gerlitz                                          11-Feb-02                  Support Geoscientist

Other US-based Employees
Janusz Peron                                           22-Nov-99              Senior Research Geoscientist
Anna Wrobel (Casual)                                   28-Mar-02            Research Geoscientist Assistant
Tom Fountain                                           18-Jun-90               Technical Support Manager
Sue Downie                                             01-Nov-00              Senior Research Geoscientist
Sylvia Chamberlain                                     01-Sep-01             Technical Support Geophysicist

SUBCONTRACTING
Todor Todorov                                          20-May-97              Special Project Geophysicist
Qing Li                                                01-Jun-97           Geophysical Programmer Consultant

                                   SCHEDULE J

                      FORM OF VENDORS' SOLICITORS' OPINION


August 21, 2002


Hampson-Russell Limited Partnership
Veritas Geophysical Corporation
Veritas DGC Ltd. (an Alberta corporation)
Veritas DGC Australia Pty Limited
Veritas DGC Ltd. (an English and Wales corporation)
(collectively, the "PURCHASERS" or "YOU")

Dear Sirs:

SUBJECT: SALE OF ASSETS OF HAMPSON-RUSSELL SOFTWARE SERVICES LTD. TO HAMPSON-RUSSELL LIMITED PARTNERSHIP

                  We act as counsel to Hampson-Russell Software Services Ltd. (an Alberta corporation) (the "CANADIAN VENDOR") with respect to the sale of all or substantially all of the assets of the Canadian Vendor to Hampson-Russell Limited Partnership (the "CANADIAN PURCHASER") pursuant to an asset sale agreement dated August 15, 2002 among Veritas DGC Inc., the Canadian Purchaser, Veritas Geophysical Corporation, Veritas DGC Ltd., Veritas DGC Australia Pty Limited, the Canadian Vendor, Hampson-Russell Software Services (U.S.) Inc., Hampson-Russell Software Services Ltd. (an English and Wales corporation), Hampson-Russell Software Services Pty Ltd., Hampson Investments Ltd.("HAMPSON INVESTMENTS"), Russell Seismic Training Ltd. ("RUSSELL SEISMIC"), Daniel Hampson, Brian Russell and VADA Industries Ltd. ("VADA") (the "ASSET SALE AGREEMENT").

                  All terms used herein beginning with initial capital letters which are not defined herein and which are defined in the Asset Sale Agreement shall have the meanings ascribed to them in the Asset Sale Agreement unless the context otherwise requires. This opinion is furnished to you pursuant to section 7.1(e) of the Asset Sale Agreement.

                  We have examined such documents and have considered such questions of law as we have considered relevant and necessary as a basis for the opinions hereinafter set forth. As to various questions of fact material to such opinions and which were not independently established, we have relied upon certificates of public officials and of officers of the Canadian Vendor, copies of which have been delivered to you today. For the purposes of this opinion we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals, the conformity to authentic originals of all documents submitted to us as certified, conformed, notarial or true copies or reproductions or facsimiles thereof, the identity, capacity and authority of all individuals acting or purporting to act as public officials and registry agents, and that all certificates of public and registry agents are accurate, and the veracity of all information contained in all documents.

                  As counsel for the Canadian Vendor and jointly with Bennett Jones LLP, counsel for the Canadian Purchaser, we have participated in the preparation of the Asset Sale Agreement.

                  We have also assumed that the Asset Sale Agreement has been duly authorized, executed and delivered by all parties thereto other than the Canadian Vendor, that such parties had the capacity to do so, and that such agreement constitutes a legal, valid and binding obligation of all parties thereto other than the Canadian Vendor and are enforceable in accordance with their respective terms against all parties thereto other than the Canadian Vendor, subject to the qualifications on enforceability referred to herein.

                  For the purpose of the opinions expressed below, the expression "TO OUR KNOWLEDGE" means the conscious awareness of facts or other information known to the lawyers in our firm who directly participated in the preparation of the Asset Sale Agreement and no special inquiry, investigation or other diligence has been performed to determine the existence or the absence of the facts qualified by such phrase.

                  We are qualified to practice law in the Province of Alberta and our opinion herein is restricted to the laws of such Province and the federal laws of Canada applicable therein.

                  Based upon and subject to the foregoing and subject to the qualifications hereinafter expressed, we are of the opinion that:

1. the Canadian Vendor has been duly incorporated and is a valid and subsisting corporation under the laws of the Province of Alberta;

2. Hampson Investments has been duly incorporated and is a valid and subsisting corporation under the laws of the Province of Alberta;

3. Russell Seismic has been duly incorporated and is a valid and subsisting corporation under the laws of the Province of Alberta;

4. Vada has been duly incorporated and is a valid and subsisting corporation under the laws of the Province of Alberta;

5. the Canadian Vendor has all requisite corporate power and authority to carry on its business as now conducted by it and to own or lease its properties or assets;

6. the Canadian Vendor has full corporate power and authority to enter into and perform its obligations under the Asset Sale Agreement;

7. Hampson Investments has full corporate power and authority to enter into and perform its obligations under the Asset Sale Agreement;

8. Russell Seismic has full corporate power and authority to enter into and perform its obligations under the Asset Sale Agreement;

9. Vada has full corporate power and authority to enter into and perform its obligations under the Asset Sale Agreement;

10. the Asset Sale Agreement has been duly authorized, executed and delivered by the Canadian Vendor and constitutes a legal, valid and binding obligation of the Canadian Vendor enforceable against the Canadian Vendor in accordance with its respective terms;

11. the Asset Sale Agreement has been duly authorized, executed and delivered by the Hampson Investments and constitutes a legal, valid and binding obligation of Hampson Investments enforceable against Hampson Investments in accordance with its respective terms;

12. the Asset Sale Agreement has been duly authorized, executed and delivered by Russell Seismic and constitutes a legal, valid and binding obligation of Russell Seismic enforceable against Russell Seismic in accordance with its respective terms;

13. the Asset Sale Agreement has been duly authorized, executed and delivered by Vada and constitutes a legal, valid and binding obligation of Vada enforceable against Vada in accordance with its respective terms; and

2. the execution and delivery of the Asset Sale Agreement by each of the Canadian Vendor, Hampson Investments, Russell Seismic and Vada (collectively, the "RELEVANT PARTIES") and the performance of and compliance with the terms of the Asset Sale Agreement by each of the Relevant Parties does not and will not result in a breach of, or constitute a default under, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach of or constitute a default under:

         (a) any applicable laws which are material to the Relevant Parties and their operations,

         (b) any term or provision of the articles, by-laws or resolutions of the directors or shareholders of each of the Relevant Parties,

         (c) to our knowledge, except as described in the Asset Sale Agreement or related documents delivered to the Purchasers by the Vendors herewith, any mortgage, note, indenture, contract, agreement (written or oral), instrument, lease or other document to which any Relevant Party is a party or by which it is bound on the date hereof, or

         (d) to our knowledge, any judgment, decree, order, statute, rule or regulation in the Province of Alberta applicable to the Relevant Parties,

         which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Canadian Vendor (taken as a whole) or its properties or assets.

                  The opinions expressed herein with respect to the legality, validity, binding effect and enforceability of the terms of agreements and documents is subject to the qualification that such legality, validity, binding effect and enforceability may be limited by:

         (a) applicable bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights generally;

         (e) equitable remedies, including the remedies of specific performance and injunctive relief, being available only in the discretion of the applicable court;

         (f) the statutory and inherent powers of a court to grant relief from forfeiture, to stay execution of proceedings before it and to stay executions on judgments;

         (g)      the applicable laws regarding limitations of actions;

         (h) the fact that the enforceability of provisions which purport to sever any provision which is prohibited or unenforceable under applicable law without affecting the enforceability or validity of the remainder of such document would be determined only in the discretion of the applicable court;

         (i) the fact that the enforceability of provisions exculpating a party from liability or duty otherwise owed by it may be limited under applicable law; and

         (j) the fact that rights of indemnity and contribution may be limited or unavailable under applicable law.

                  This opinion is being provided for the sole benefit of the addressees hereof in connection with the transaction referred to above and may not be relied upon or distributed to any other person or entity or for any other purpose without our express prior written consent. This opinion is given as at the date hereof and we disclaim any obligation or undertaking to advise any person of any change in law or fact that may come to our attention after the date hereof.


Yours truly,

                                   SCHEDULE K

                               EXCLUDED EMPLOYEES

                                       Nil

                                   SCHEDULE L

                     FORM OF JOINT NOTICE OF TERMINATION AND
                               OFFER OF EMPLOYMENT




August __, 2002


[INSERT NAME OF EXISTING EMPLOYEE]



Dear Sir/Madam:

RE: SALE BY HAMPSON-RUSSELL SOFTWARE SERVICES LTD. AND ITS AFFILIATES (COLLECTIVELY, "HAMPSON-RUSSELL") OF SOFTWARE BUSINESS

Hampson-Russell has agreed to sell its software business to Hampson-Russell Limited Partnership and its affiliates in applicable jurisdictions (collectively, the "Purchaser") effective on August 1, 2002.

As an employee of Hampson-Russell, you are hereby terminated by Hampson-Russell and you are hereby offered employment by the applicable Purchaser. All aspects of your employment, including your position and responsibilities will be unchanged. Your remuneration will be the same as the remuneration you are currently being paid by Hampson-Russell, and the employment benefits currently offered to you by Hampson-Russell will be replaced by the Purchaser's standard benefits package. The Purchaser will recognize all prior years of service at Hampson-Russell. A copy of the Purchaser's standard benefits package is being concurrently delivered to you.

In order to accept the Purchaser's offer of employment you must sign this letter below and the attached Confidentiality and Intellectual Property Agreement and return both to Daniel Hampson no later than August 16, 2002.

Your termination by Hampson-Russell and the offer of employment by the Purchaser are conditional on the closing of the sale transaction.

We look forward to working with you in the future.

Yours truly,

HAMPSON-RUSSELL SOFTWARE
SERVICES LTD.


Per:
         ---------------------------------------------
         Daniel Hampson

HAMPSON-RUSSELL LIMITED PARTNERSHIP, BY ITS GENERAL PARTNER
HAMPSON-RUSSELL GP INC. (CANADIAN PURCHASER)


Per:
         ---------------------------------------------
         Daniel Hampson



Accepted and agreed August ___, 2002

-----------------------------

-----------------------------
         PRINT NAME

                                   SCHEDULE M

                                    SOFTWARE

AVO is designed to estimate the lithology and fluid content of reservoir rocks using the analysis of seismic amplitude variations with offset.

eLOG is designed to graphically correct, transform and display well log data.

EMERGE is designed to predict reservoir characteristics using combinations of seismic attributes and well logs.

GLI3D is used to pick and interpret first breaks from 2D/3D seismic data sets and derive a near surface geological model using the generalized linear inversion and tomographic inversion techniques.

ISMAP is designed to quickly and easily apply geostatistical mapping techniques to multiple data sets, resulting in an enhanced map that honors the characteristics of each input.

PRO4D is a product that facilitates the interpretation and analysis of time-lapse seismic data.

STRATA is a 2D/3D modeling and seismic inversion program which transforms post-stack seismic traces to impedance traces.

PROMC is a program that integrates all the key elements required for Multi-Component data analysis and interpretation. The program includes a synthetic toolkit, specialized display features and a library of functions for the display, comparison, analysis and interpretation of multi-component 3D data volumes.

                                   SCHEDULE N

                     FORM OF PURCHASERS' SOLICITORS' OPINION

August 21, 2002


Hampson-Russell Software Services Ltd. (an Alberta corporation)
Hampson-Russell Software Services Ltd. (an England and Wales corporation) Hampson-Russell Software Services (U.S.) Inc.
Hampson-Russell Software Services Pty Ltd.

Dear Sirs:

RE: SALE OF ASSETS OF HAMPSON-RUSSELL SOFTWARE SERVICES LTD. TO HAMPSON-RUSSELL LIMITED PARTNERSHIP

         We act as counsel to Hampson-Russell Limited Partnership (the "Canadian Purchaser") with respect to the sale of substantially all of the assets of Hampson-Russell Software Services Ltd. (the "Canadian Vendor") to the Canadian Purchaser pursuant to an asset sale agreement dated August 15, 2002 among Veritas DGC Inc. (a Delaware corporation), the Canadian Purchaser, Veritas Geophysical Corporation, Veritas DGC Ltd. (an England and Wales corporation), Veritas DGC Australia Pty Limited, the Canadian Vendor, Hampson-Russell Software Services (U.S.) Inc., Hampson-Russell Software Services Ltd., Hampson-Russell Software Services Pty Ltd., Hampson Investments Ltd., Russell Seismic Training Ltd., Daniel Hampson, Brian Russell and VADA Industries Ltd. (the "Asset Sale Agreement").

         All terms used herein beginning with initial capital letters which are not defined herein and which are defined in the Asset Sale Agreement shall have the meanings ascribed to them in the Asset Sale Agreement unless the context otherwise requires. This opinion is furnished to you pursuant to section 6.1(g) of the Asset Sale Agreement.

         We have examined such documents and have considered such questions of law as we have considered relevant and necessary as a basis for the opinions hereinafter set forth. As to various questions of fact material to such opinions and which were not independently established, we have relied upon certificates of public officials and of officers of the Canadian Purchaser, copies of which have been delivered to you today. For the purposes of this opinion we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals, the conformity to authentic originals of all documents submitted to us as certified, conformed, notarial or true copies or reproductions or facsimiles thereof, the identity, capacity and authority of all individuals acting or purporting to act as public officials and registry agents, and that all certificates of public and registry agents are accurate, and the veracity of all information contained in all documents.

         As counsel for the Canadian Purchaser and jointly with Fraser Milner Casgrain LLP, counsel for the Canadian Vendor, we have participated in the preparation of the Asset Sale Agreement.

August 21, 2002
Page Two


         We have also assumed that the Asset Sale Agreement has been duly authorized, executed and delivered by all parties thereto other than the Canadian Purchaser, that such parties had the capacity to do so, and that such agreement constitutes a legal, valid and binding obligation of all parties thereto other than the Canadian Purchaser and is enforceable in accordance with its respective terms against all parties thereto other than the Canadian Purchaser, subject to the qualifications on enforceability referred to herein.

         As used in this opinion, the phrase "to our knowledge" means that the opinion expressed is based solely on the actual knowledge of the solicitors currently employed by us or who are partners of Bennett Jones LLP and who are directly involved in the representation of the Canadian Purchaser on an ongoing basis, relying on representations as to factual matters including factual representations contained in the Asset Purchase Agreement without investigation or special inquiry on our part to verify the accuracy of such representations and a review of the instruments and other documents identified in this opinion; however, no facts have come to the attention of said solicitors which have given us reasonable grounds to question the accuracy of our opinion.

         We are qualified to practice law in the Province of Alberta and our opinion herein is restricted to the laws of such Province and the federal laws of Canada applicable therein.

         Based upon and subject to the foregoing and subject to the qualifications hereinafter expressed, we are of the opinion that:

3. The Canadian Purchaser has been duly formed and validly exists as a limited partnership pursuant to the Partnership Act (Alberta).

4. Hampson-Russell GP Inc. (the "General Partner"), the general partner of the Canadian Purchaser, has been duly incorporated and is a valid and subsisting corporation under the laws of the Province of Alberta.

5. Veritas Energy Services Inc. ("VESI") has been duly incorporated and is a valid and subsisting corporation under the laws of the Province of Alberta.

6. The General Partner has all requisite corporate power and authority to carry on the business of the Canadian Purchaser as now conducted by it and to own or lease the properties and assets of the Canadian Purchaser.

7. The Canadian Purchaser has full partnership power and authority to enter into and perform its obligations under the Asset Sale Agreement.

8. The Asset Sale Agreement has been duly authorized, executed and delivered by the Canadian Purchaser and constitutes a legal, valid and binding obligation of the Canadian Purchaser enforceable against the Canadian Purchaser in accordance with its respective terms.

August 21, 2002
Page Three




9. The execution and delivery of the Asset Sale Agreement by the Canadian Purchaser, and the performance of and compliance with the terms of the Asset Sale Agreement by the Canadian Purchaser do not and will not result in a breach of, or constitute a default under, and do not and will not create a state of facts which, after notice or lapse of time or both, will result in a breach of or constitute a default under:

         (a) any applicable laws which are material to the Canadian Vendor and its operations,

         (b) any term or provision of the limited partnership agreement between the General Partner and VESI regarding the formation of the Canadian Purchaser,

         (c) to our knowledge, any mortgage, note, indenture, contract, agreement (written or oral), instrument, lease or other document to which the Canadian Purchaser is a party or by which it is bound on the date hereof, or

         (d) to our knowledge, any judgment, decree, order, statute, rule or regulation applicable to the Canadian Purchaser,

         which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Canadian Purchaser (taken as a whole) or its properties or assets.

10. The transfer of the Rights by the Canadian Purchaser to the Canadian Vendor is exempt from the registration and prospectus requirements of the Securities Act (Alberta).

11. The issuance of shares of common stock of Veritas DGC Inc. ("Vertias") upon the conversion of the Rights in accordance with their terms (the "Veritas Shares") will not be a distribution within the meaning of the Securities Act (Alberta), provided that no commission or other remuneration is paid or given in respect of such issuance except for administrative or professional services or for services performed by a registered dealer.

12. The first trade of the Veritas Shares by the Canadian Vendor will not be a distribution within the meaning of the Securities Act (Alberta), provided that:

         (a) Veritas is and has been a reporting issuer in the Province of Alberta for the twelve months immediately preceding such trade;

         (b) at least twelve months have elapsed from the date of the transfer of the Rights to the Canadian Vendor;

         (c) the certificates representing the Veritas Shares are endorsed with the legend required by section 2.5(3)(3) of MI 45-102;

         (d) such trade is not a "control distribution" within the meaning of MI 45-102;

August 21, 2002
Page Four




         (e) no unusual effort is made to prepare the market or to create a demand for the securities that are the subject of the trade;

         (f) no extraordinary commission or consideration is paid to a person or company in respect of the trade;

         (g) if the selling security holder is an insider or officer of Veritas, the selling security holder has no reasonable grounds to believe that Veritas is in default of securities legislation; and

         (h)      such trade is not a "distribution" within the meaning of
                  section 1(p)(vii) of the Securities Act (Alberta).

         The opinions expressed herein with respect to the legality, validity, binding effect and enforceability of the terms of agreements and documents is subject to the qualification that such legality, validity, binding effect and enforceability may be limited by:

         (b) applicable bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights generally;

         (i) equitable remedies, including the remedies of specific performance and injunctive relief, being available only in the discretion of the applicable court;

         (j) the statutory and inherent powers of a court to grant relief from forfeiture, to stay execution of proceedings before it and to stay executions on judgments;

         (k)      the applicable laws regarding limitations of actions;

         (l) the fact that the enforceability of provisions which purport to sever any provision which is prohibited or unenforceable under applicable law without affecting the enforceability or validity of the remainder of such document would be determined only in the discretion of the applicable court;

         (m) the fact that the enforceability of provisions exculpating a party from liability or duty otherwise owed by it may be limited under applicable law;

         (n) the fact that rights of indemnity and contribution may be limited or unavailable under applicable law;

         (o) Alberta courts will not give a judgment in any currency other than that of the lawful currency of Canada; and

         (p) provisions of such agreements and documents wherein the parties purport to agree to reach agreements in the future may not be enforceable.

August 21, 2002
Page Five


         This opinion is being provided for the sole benefit of the addressees hereof in connection with the transaction referred to above and may not be relied upon or distributed to any other person or entity or for any other purpose without our express prior written consent. This opinion is given as at the date hereof and we disclaim any obligation or undertaking to advise any person of any change in law or fact that may come to our attention after the date hereof.

Yours truly,